UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Soliciting Material Pursuant to §.240.14a-12

CHEVRON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2017 Proxy Statement

Notice of 2017 Annual Meeting of Stockholders

to Be Held on May 31, 2017

2017 Notice of the Chevron Corporation Annual Meeting of Stockholders

Wednesday, May 31, 2017

8:00 a.m. CDT

Chevron U.S.A., Inc., 6301 Deauville Boulevard, Midland, TX 79706

Record Date

Monday, April 3, 2017

Agenda

•	Elect 12 Directors named in this Proxy Statement;

•	Vote on a Board proposal to ratify the appointment of the independent registered public accounting firm;

•	Vote on a Board proposal to approve, on an advisory basis, named executive officer compensation;

•	Vote on a Board proposal to determine, on an advisory basis, the frequency of future advisory votes on named executive officer compensation;

•	Vote on seven Rule 14a-8 stockholder proposals, if properly presented; and

•	Transact any other business that may be properly brought before the Annual Meeting by or at the direction of the Board.

Admission

Stockholders or their legal proxy holders may attend the Annual Meeting. Due to space constraints and other security considerations, we are not able to admit the guests of either stockholders or their legal proxy holders.

Important Notice Regarding Admission to the 2017 Annual Meeting

Stockholders or their legal proxy holders who wish to attend the Annual Meeting must preregister with and obtain an admission ticket from Chevron’s Corporate Governance Department. Tickets will be distributed on a first-come, first-served basis. Requests for admission tickets must be received by Chevron no later than 5:00 p.m. PDT on Thursday, May 25, 2017. For complete instructions for preregistering and obtaining an admission ticket, see page 81 of this Proxy Statement.

Voting

Stockholders owning Chevron common stock at the close of business on Monday, April 3, 2017, or their legal proxy holders, are entitled to vote at the Annual Meeting. Please refer to pages 1 through 3 of this Proxy Statement for information about voting at the Annual Meeting.

Distribution of Proxy Materials

On Tuesday, April 11, 2017, we will commence distributing to our stockholders (1) a copy of this Proxy Statement, a proxy card or voting instruction form, and our Annual Report (the Proxy Materials), (2) a Notice Regarding the Availability of Proxy Materials, with instructions to access our Proxy Materials and vote on the Internet, or (3) for stockholders who receive materials electronically, an email with instructions to access our Proxy Materials and vote on the Internet.

By Order of the Board of Directors,

Mary A. Francis

Corporate Secretary and Chief Governance Officer

Voting Information

Chevron Corporation

6001 Bollinger Canyon Road

San Ramon, CA 94583-2324

Your Board of Directors is providing you with these Proxy Materials in connection with its solicitation of proxies to be voted at Chevron Corporation’s 2017 Annual Meeting of Stockholders to be held on Wednesday, May 31, 2017, at 8:00 a.m. CDT at Chevron U.S.A., Inc., 6301 Deauville Boulevard, Midland, Texas, and at any postponement or adjournment of the Annual Meeting.

In this Proxy Statement, Chevron and its subsidiaries may also be referred to as “we,” “our,” “the Company,” or “the Corporation.”

Items of Business

Your Board is asking you to take the following actions at the Annual Meeting:

Item(s)	Your Board’s Recommendation	Vote Required
• Item 1: Elect 12 Directors named in this Proxy Statement	Vote FOR	Each Director nominee who receives a majority of the votes cast (i.e., the number of shares voted FOR a Director nominee must exceed the number of shares voted AGAINST that Director nominee, excluding abstentions) will be elected a Director, in an uncontested election.
• Item 2: Vote to ratify the appointment of the independent registered public accounting firm	Vote FOR	Except Item 4, these items are approved if the number of shares voted FOR exceeds the number of shares voted AGAINST. For Item 4, the choice that receives the most votes is approved.
• Item 3: Vote to approve, on an advisory basis, named executive officer compensation	Vote FOR
• Item 4: Vote to determine, on an advisory basis, the frequency of future advisory votes on named executive officer compensation	Vote 1 Year
• Items 5–11: Vote on seven stockholder proposals, if properly presented	Vote AGAINST

If you are a street name stockholder (i.e., you own your shares through a bank, broker, or other holder of record) and do not vote your shares, your bank, broker, or other holder of record can vote your shares at its discretion ONLY on Item 2. If you do not give your bank, broker, or other holder of record instructions on how to vote your shares on Item 1 or Items 3 through 11, your shares will not be voted on those matters. If you have shares in an employee stock or retirement benefit plan and do not vote those shares, the plan trustee or fiduciary may or may not vote your shares, in accordance with the terms of the plan. Any shares not voted on Item 1 or Items 3 through 11 (whether by abstention, broker nonvote, or otherwise) will have no impact on that particular item.

We are not aware of any matters that are expected to be presented for a vote at the Annual Meeting other than those described above. If any other matter should properly be brought before the Annual Meeting by or at the direction of the Board, the proxy holders identified in the “Voting Information—Appointment of Proxy Holders” section of this Proxy Statement intend to vote the proxies in accordance with their best judgment. When conducting the Annual Meeting, the Chairman or his designee may refuse to allow a vote on any matter not made in compliance with our By-Laws and the procedures described in the “Additional Information—Submission of Stockholder Proposals for 2017 Annual Meeting” section of the 2016 Proxy Statement.

Vote Results

At the Annual Meeting, we will announce preliminary vote results for those items of business properly presented. Within four business days of the Annual Meeting, we will disclose the preliminary results (or final results, if available) in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission.

Chevron Corporation—2017 Proxy Statement	1

VOTING INFORMATION

Appointment of Proxy Holders

Your Board asks you to appoint John S. Watson, R. Hewitt Pate, and Mary A. Francis as your proxy holders, each with full power of substitution, to represent and to vote your shares at the Annual Meeting. You make this appointment by voting the proxy card provided to you using one of the voting methods described in “How to Vote” in this section.

If you sign and return a proxy card with voting instructions, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. If you sign and return a proxy card without voting instructions, they will vote your shares as recommended by your Board.

Unless you indicate otherwise on the proxy card, you also authorize the proxy holders to vote your shares on any matters that are not known by your Board as of the date of this Proxy Statement and that may be properly presented by or at the direction of the Board for action at the Annual Meeting.

Record Date; Who Can Vote

Stockholders owning Chevron common stock at the close of business on Monday, April 3, 2017, the Record Date, or their legal proxy holders, are entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 1,894,561,619 shares of Chevron common stock outstanding. Each outstanding share of Chevron common stock is entitled to one vote.

Quorum

A quorum, which is a majority of the outstanding shares of Chevron common stock as of the Record Date, must be present to hold the Annual Meeting. A quorum is calculated based on the number of shares represented at the meeting, either by the stockholders attending in person or by the proxy holders. If you indicate an abstention as your voting preference in any matter, your shares will be counted toward a quorum, but will not be voted on any such matter.

How to Vote

Stockholders can vote by mail, telephone, Internet, or in person at the Annual Meeting.

Stockholders of Record	Street Name Stockholders	Employee Plan Participants

If you hold your shares in your own name as reflected in the records of Chevron’s transfer agent, Computershare Shareowner Services LLC, you can most conveniently vote by telephone, Internet, or mail. Please review the voting instructions on your proxy card.

If you vote by telephone or on the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 p.m. EDT on Tuesday, May 30, 2017.

You can vote in person at the Annual Meeting by completing, signing, dating, and returning your proxy card during the meeting.

If you own your shares through a bank, broker, or other holder of record, you can most conveniently vote by telephone, Internet, or mail. Please review the voting instructions on your voting instruction form.

If you vote by telephone or on the Internet, you do not need to return your voting instruction form. Telephone and Internet voting are available 24 hours a day and will close at 11:59 p.m. EDT on Tuesday, May 30, 2017.

You can vote in person at the Annual Meeting ONLY if you obtain and present a proxy, executed in your favor, from the bank, broker, or other holder of record of your shares.

If you own your shares through participation in a Chevron employee stock or retirement benefit plan, you can most conveniently vote by telephone, Internet, or mail. Please review the voting instructions contained in the email sent to your work address or in the materials you receive through the mail.

All votes must be received by the plan trustee or fiduciary by 11:59 p.m. EDT on Thursday, May 25, 2017, or other cutoff date as determined by the plan trustee or fiduciary.

You can vote in person at the Annual Meeting ONLY if you obtain and present a proxy, executed in your favor, from the trustee or fiduciary of the plan through which you hold your shares.

We encourage you to vote by telephone or on the Internet. Both are designed to record your vote immediately and enable you to confirm that your vote has been properly recorded.

2	Chevron Corporation—2017 Proxy Statement

VOTING INFORMATION

Revoking Your Proxy or Voting Instructions

Stockholders can revoke their proxy or voting instructions as follows.

Stockholders of Record	Street Name Stockholders	Employee Plan Participants
• Send a written statement revoking your proxy to: Chevron Corporation, Attn: Corporate Secretary and Chief Governance Officer, 6001 Bollinger Canyon Road, San Ramon, CA 94583-2324;	Notify your bank, broker, or other holder of record in accordance with that entity’s procedures for revoking your voting instructions.	Notify the trustee or fiduciary of the plan through which you hold your shares in accordance with its procedures for revoking your voting instructions.
• Submit a proxy card with a later date and signed as your name appears on your account;
• Vote at a later time by telephone or the Internet; or
• Vote in person at the Annual Meeting.

Confidential Voting

Chevron has a confidential voting policy to protect the privacy of your votes. Under this policy, ballots, proxy cards, and voting instructions returned to banks, brokers, and other holders of record are kept confidential. Only the proxy solicitor, the proxy tabulator, and the Inspector of Election have access to the ballots, proxy cards, and voting instructions. Anyone who processes or inspects the ballots, proxy cards, and voting instructions signs a pledge to treat them as confidential. None of these persons is a Chevron Director, officer, or employee. The proxy solicitor and the proxy tabulator will disclose information taken from the ballots, proxy cards, and voting instructions only in the event of a proxy contest or as otherwise required by law.

Chevron Corporation—2017 Proxy Statement	3

Election of Directors (Item 1 on the Proxy Card)

Your Board is nominating the 12 individuals identified for election as Directors.

Directors are elected annually and serve for a one-year term or until their successors are elected. If any nominee is unable to serve as a Director—a circumstance we do not anticipate—the Board by resolution may reduce the number of Directors or choose a substitute. Your Board has determined that each non-employee Director is independent in accordance with the New York Stock Exchange (NYSE) Corporate Governance Standards and that no material relationship exists that would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director.

Director Election Requirements

Each Director nominee who receives a majority of the votes cast (i.e., the number of shares voted FOR a Director nominee must exceed the number of shares voted AGAINST that Director nominee, excluding abstentions) will be elected a Director, in an uncontested election.

Under Chevron’s By-Laws, in an uncontested election any Director nominee who receives more AGAINST votes than FOR votes must submit an offer of resignation to the Board. The Board

Nominating and Governance Committee must then consider all relevant facts and circumstances, including the Director’s qualifications and past and expected future contributions, the overall composition of the Board, and whether Chevron would meet regulatory or similar requirements without the Director, and make a recommendation to the Board on the action to take with respect to the offer of resignation.

Director Qualifications and Nomination Processes

The Board Nominating and Governance Committee (the Committee) is responsible for recommending to the Board the qualifications for Board membership and for identifying, assessing, and recommending qualified Director candidates for the Board’s consideration. The Board membership qualifications and nomination procedures are set forth in Chevron’s Corporate Governance Guidelines, which are available on our website at www.chevron.com.

All Directors should have the following attributes:

•	the highest professional and personal ethics and values, consistent with The Chevron Way and our Business Conduct and Ethics Code, both of which are available on Chevron’s website at www.chevron.com;

•	a commitment to building stockholder value;

•	business acumen and broad experience and expertise at the policy-making level in one or more of the areas of particular consideration indicated below;

•	the ability to provide insights and practical wisdom based on the individual’s experience or expertise;

•	sufficient time to effectively carry out duties as a Director; and

•	independence (at least a majority of the Board must consist of independent Directors, as defined by the NYSE Corporate Governance Standards).

The Committee uses a skills and qualifications matrix to ensure that the Board maintains a balance of knowledge and experience. The Committee regularly reviews the appropriate skills and characteristics required of Directors in the context of the current composition of the Board, the operating requirements of the Company, and the long-term interests of stockholders.

When conducting its review of the appropriate skills and qualifications desired of Directors, the Committee particularly considers:

•	leadership experience in business as a chief executive officer, senior executive, or leader of significant business operations;

•	expertise in science, technology, engineering, research, or academia;

•	extensive knowledge of governmental, regulatory, legal, or public policy issues;

•	expertise in finance, financial disclosure, or financial accounting;

•	experience in global business or international matters;

•	experience in environmental affairs;

•	service as a public company director;

•	diversity of age, gender, and ethnicity; and

•	such other factors as the Committee deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience, background, and capability.

The Committee considers Director candidates suggested for nomination to the Board from stockholders, Directors, and other sources. Directors periodically suggest possible candidates, and from time to time, the Committee may engage a third-party consultant to assist in identifying potential candidates. The Committee has retained Russell Reynolds Associates to assist it with identifying potential candidates. Russell Reynolds has interviewed current Directors, evaluated the Board’s current and future makeup and needs, and worked with the Committee to develop a list of potential candidates.

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ELECTION OF DIRECTORS

The Committee considers all potential nominees recommended by our stockholders.

•

Stockholders may recommend potential nominees by writing to the Corporate Secretary at 6001 Bollinger Canyon Road, San Ramon, CA 94583-2324, stating the candidate’s name and qualifications for Board membership.

•	When considering potential nominees recommended by stockholders, the Committee follows the same Board membership qualifications evaluation and nomination procedures discussed in this section.

In addition, a qualifying stockholder (or stockholders) may nominate director nominees for inclusion in our Proxy Statement if the nominating stockholder satisfies the requirements specified in our proxy access By-Laws, which are described in the “Additional Information—Submission of Stockholder Proposals for 2018 Annual Meeting” section of this Proxy Statement.

Nominees for Director

For the 2017 Annual Meeting, the Committee recommended and the Board concurred with a Board size of 12 Directors. Each of the Director nominees is a current Director.

Your Board recommends that you vote FOR each of these Director nominees.

Wanda M. Austin Retired President and Chief Executive Officer, The Aerospace Corporation Age: 62 Director Since: December 2016 Independent: Yes	Chevron Committees: • Board Nominating and Governance • Public Policy Current Public Company Directorships: • None

Prior Public Company Directorships

(within last five years):

• None

Other Directorships and Memberships:

• Horatio Alger Association

• National Academy of Engineering

• University of Southern California

Dr. Austin has held an adjunct Research Professor appointment at the University of Southern California’s Viterbi School’s Department of Industrial and Systems Engineering since 2007. She served as President and Chief Executive Officer of The Aerospace Corporation, a leading architect for the United States’ national security space programs, from 2008 until her retirement in 2016. From 2004 to 2007, she was Senior Vice President, National Systems Group at Aerospace. Dr. Austin joined Aerospace in 1979.

Skills and Qualifications

Business Leadership / Operations: Eight years as CEO of The Aerospace Corporation. Thirty-seven-year career with The Aerospace Corporation included numerous senior management and executive positions.

Finance: Over a decade of financial responsibility and experience at The Aerospace Corporation.

Global Business / International Affairs: Internationally recognized for her work in satellite and payload system acquisition, systems engineering and system simulation. Former CEO of a company that provides space systems expertise to international organizations.

Government / Regulatory / Public Policy: Served on President’s Council of Advisors on Science and Technology and President’s Review of U.S. Human Space Flight Plans Committee. Appointed to the Defense Science Board and the NASA Advisory Council.

Research / Academia: Research Professor at the University of Southern California’s Viterbi School of Engineering.

Science / Technology / Engineering: PhD in Industrial and Systems Engineering from the University of Southern California, Master of Science in both Systems Engineering and Mathematics from the University of Pittsburgh. Thirty-seven-year career in national security space programs. Fellow of the American Institute of Aeronautics and Astronautics.

Chevron Corporation—2017 Proxy Statement	5

ELECTION OF DIRECTORS

Linnet F. Deily Former Deputy U.S. Trade Representative and U.S. Ambassador to the World Trade Organization Age: 71 Director Since: January 2006 Independent: Yes	Chevron Committees: • Board Nominating and Governance • Public Policy (Chair) Current Public Company Directorships: • Honeywell International Inc.

Prior Public Company Directorships

(within last five years):

•  None

Other Directorships and Memberships:

•  Episcopal Health Foundation (Executive Chair)

•  Houston Endowment, Inc.

•  Houston Museum of Fine Arts

•  University of Texas MD Anderson Cancer Center Board of Visitors

Ms. Deily served as Deputy U.S. Trade Representative and U.S. Ambassador to the World Trade Organization (WTO) from 2001 until 2005. She was Vice Chairman of Charles Schwab Corporation, a brokerage and financial services company, from 2000 until 2001, President of Schwab Retail Group from 1998 until 2000, and President of Schwab Institutional Services for Investment Managers from 1996 until 1998. Prior to joining Schwab, Ms. Deily was Chairman, Chief Executive Officer, and President from 1990 until 1996 and President and Chief Operating Officer from 1988 until 1990 of First Interstate Bank of Texas.

Skills and Qualifications

Business Leadership / Operations: Former Vice Chairman, Charles Schwab; President, Schwab Retail Group; and President, Schwab Institutional Services for Investment Managers. Former Chairman, CEO, President, and COO, First Interstate Bank of Texas.

Environmental Affairs: As Deputy U.S. Trade Representative and U.S. Ambassador to the WTO, oversaw negotiation of various environmental issues.

Finance: More than 20 years of experience in the banking and financial services industry.

Global Business / International Affairs: Served as Deputy U.S. Trade Representative and U.S. Ambassador to the WTO. Current and former director of companies with international operations.

Government / Regulatory / Public Policy: More than 20 years of experience in the highly regulated banking and financial services industry. Served as Deputy U.S. Trade Representative and U.S. Ambassador to the WTO.

Robert E. Denham Partner, Munger, Tolles & Olson LLP Age: 71 Director Since: April 2004 Independent: Yes

Chevron Committees:

•  Audit – audit committee financial expert

•  Management Compensation

Current Public Company Directorships:

•  Fomento Económico Mexicano, S.A. de C.V.

•  The New York Times Company

•  Oaktree Capital Group, LLC

Prior Public Company Directorships (within last five years):

•  UGL Limited

Other Directorships and Memberships:

•  Good Samaritan Hospital of Los Angeles (Vice Chair)

•  James Irvine Foundation (Vice Chair)

•  MDRC

•  New Village Girls Academy

•  Professional Ethics Executive Committee of the American Institute of Certified Public Accountants (Public Member)

Mr. Denham has been a Partner of Munger, Tolles & Olson LLP, a law firm, since 1998 and from 1973 until 1991. He was Chairman and Chief Executive Officer of Salomon Inc, a financial services holding company, from 1992 until 1998. Mr. Denham joined Salomon in 1991, as General Counsel of Salomon and its subsidiary, Salomon Brothers.

Skills and Qualifications

Business Leadership / Operations: Served six years as CEO of Salomon Inc, whose principal businesses included investment banking and securities trading (Salomon Brothers), commodities trading (Phibro), and oil refining (Basis Petroleum).

Environmental Affairs: Former Trustee of Natural Resources Defense Council, an international environmental nonprofit organization that works to protect the world’s natural resources. Former Chairman of the John D. and Catherine T. MacArthur Foundation, which funds environmental and sustainable development programs. Unique experience with environmental issues by representing buyers and sellers in complex mergers and acquisitions.

Finance: Former CEO of a global financial services company. Served as Chairman and President of the Financial Accounting Foundation. Has represented numerous buyers and sellers in complex mergers and acquisitions and financing transactions.

Government / Regulatory / Public Policy: Serves as a public member of the Professional Ethics Executive Committee of the American Institute of Certified Public Accountants. Served as presidential appointee to the APEC Business Advisory Council and the Bipartisan Commission on Entitlement and Tax Reform.

Legal: Partner of Munger, Tolles & Olson LLP. Extensive experience with mergers and acquisitions and strategic, financial, and corporate governance issues. Law degree from Harvard Law School.

6	Chevron Corporation—2017 Proxy Statement

ELECTION OF DIRECTORS

Alice P. Gast President, Imperial College London Age: 58 Director Since: December 2012 Independent: Yes	Chevron Committees: • Board Nominating and Governance • Public Policy Current Public Company Directorships: • None

Prior Public Company Directorships (within last five years):

•  None

Other Directorships and Memberships:

•  Global Science and Innovation Advisory Council to the Prime Minister of Malaysia

•  King Abdullah University of Science and Technology in Thuwal, Saudi Arabia

•  National Academy of Engineering

Dr. Gast has been President of Imperial College London, a public research university specializing in science, engineering, medicine, and business, since 2014. She was President of Lehigh University, a private research university, from 2006 until 2014 and Vice President for Research, Associate Provost, and Robert T. Haslam Chair in Chemical Engineering at Massachusetts Institute of Technology from 2001 until 2006. Dr. Gast was professor of chemical engineering at Stanford University and the Stanford Synchrotron Radiation Laboratory from 1985 until 2001.

Skills and Qualifications

Environmental Affairs: At Imperial College London, oversees environmental institutes and centers and leads the university crisis management group. At Lehigh University, presided over environmental centers, advisory groups, and crisis management. Expertise in chemical and biological terrorism issues gained through service on several governmental committees.

Finance: Eleven years of service as president of leading educational institutions, with ultimate responsibility for finance, fundraising, and endowment management.

Global Business / International Affairs: Served as a U.S. Science Envoy for the U.S. Department of State to advise on ways to foster and deepen relationships with the Caucasus and Central Asia. Serves on the Singapore Ministry of Education’s Academic Research Council and on the Board of Trustees for the King Abdullah University of Science and Technology in Saudi Arabia. Serves on the Global Federation of Competitiveness Councils and on the Global Science and Innovation Advisory Council to the Prime Minister of Malaysia.

Government / Regulatory / Public Policy: Served on the Homeland Security Science and Technology Advisory Committee. Chaired the scientific review committee empaneled by the National Research Council at the request of the FBI to conduct an independent review of the investigatory methods used by the FBI in the criminal case involving the mailing of anthrax spores.

Research / Academia: More than three decades of service in academia and research at leading educational institutions.

Science / Technology / Engineering: M.A. and Ph.D. in chemical engineering from Princeton University. Former Vice President for Research, Associate Provost, and Robert T. Haslam Chair in Chemical Engineering at Massachusetts Institute of Technology and professor of chemical engineering at Stanford University and the Stanford Synchrotron Radiation Laboratory.

Chevron Corporation—2017 Proxy Statement	7

ELECTION OF DIRECTORS

Enrique Hernandez, Jr. Chairman, Chief Executive Officer and President, Inter-Con Security Systems, Inc. Age: 61 Director Since: December 2008 Independent: Yes	Chevron Committees: • Management Compensation (Chair) • Public Policy Current Public Company Directorships: • McDonald’s Corporation • Nordstrom, Inc. (retiring May 16, 2017) • Wells Fargo & Company

Prior Public Company Directorships (within last five years):

•  None

Other Directorships and Memberships:

•  Harvard College Visiting Committee

•  Harvard University Resources Committee

•  John Randolph Haynes and Dora Haynes Foundation

•  University of Notre Dame

Mr. Hernandez has been Chairman, Chief Executive Officer, and President of Inter-Con Security Systems, Inc., a global provider of security and facility support services to governments, utilities, and industrial customers, since 1986. He was Executive Vice President and Assistant General Counsel of Inter-Con from 1984 until 1986 and an associate of the law firm of Brobeck, Phleger & Harrison from 1980 until 1984.

Skills and Qualifications

Business Leadership / Operations: Three decades of service as CEO of Inter-Con Security Systems, Inc. Co-founder of Interspan Communications, a television broadcasting company. Chairman of the Board of McDonald’s Corporation.

Finance: Three decades of financial responsibility and experience at Inter-Con Security Systems, Inc. Chaired the audit committee at McDonald’s Corporation. Chair of the finance committee and risk committee at Wells Fargo & Company. Former audit committee member at Great Western Financial Corporation, Nordstrom, Inc., Washington Mutual, Inc., and Wells Fargo & Company.

Global Business / International Affairs: CEO of a company that conducts business worldwide. Director of companies with international operations.

Government / Regulatory / Public Policy: Trustee of the John Randolph Haynes Foundation, which has funded hundreds of important urban studies in education, transportation, local government elections, public safety, and other public issues. Former appointee and Commissioner and President of the Los Angeles Police Commission. Served on the U.S. National Infrastructure Advisory Committee.

Legal: Served as EVP and Assistant General Counsel of Inter-Con Security Systems. Former litigation associate of the law firm of Brobeck, Phleger & Harrison. Law degree from Harvard Law School.

8	Chevron Corporation—2017 Proxy Statement

ELECTION OF DIRECTORS

Jon M. Huntsman Jr. Former U.S. Ambassador to China and former Governor of Utah Age: 57 Director Since: January 2014 Independent: Yes	Chevron Committees: • Audit – audit committee financial expert Current Public Company Directorships: • Caterpillar, Inc. • Ford Motor Company • Hilton Worldwide Holdings Inc.

Prior Public Company Directorships (within last five years):

•  Huntsman Corporation

Other Directorships and Memberships:

•  Atlantic Council (Chair)

•  Huntsman Cancer Foundation (Chair)

•  National Committee on U.S.-China Relations

•  No Labels (Co-Chair)

•  Ronald Reagan Presidential Foundation and Library

•  U.S. Naval Academy Foundation

Governor Huntsman has been Chairman of the Atlantic Council, a nonprofit that promotes leadership and engagement in international affairs, since 2014 and Chairman of the Huntsman Cancer Foundation, a nonprofit organization that financially supports research, education, and patient care initiatives at Huntsman Cancer Institute at the University of Utah, since 2012. He was a candidate for the Republican nomination for president of the United States in 2011. Governor Huntsman served as U.S. Ambassador to China from 2009 until 2011 and two consecutive terms as Governor of Utah from 2005 until 2009. Prior to his service as Governor, he served as U.S. Ambassador to Singapore, Deputy U.S. Trade Representative, and Deputy Assistant Secretary of Commerce for Asia. Between these appointments, Governor Huntsman was employed by Huntsman Corporation, a global manufacturer and marketer of differentiated chemicals, in various capacities, including Vice Chairman, and as Chairman and Chief Executive Officer of Huntsman Holdings Corporation, until his resignation in 2005.

Skills and Qualifications

Business Leadership / Operations: Served eight years as Vice Chairman of Huntsman Corporation and Chairman and CEO of Huntsman Holdings Corporation.

Environmental Affairs: As Governor of Utah, oversaw environmental policy, including signing the Western Climate Initiative, by which Utah joined with other U.S. state governments to pursue targets for reduced greenhouse gas emissions. Significant experience overseeing environmental practices and related matters as Vice Chairman of Huntsman Corporation and Chairman and CEO of Huntsman Holdings Corporation.

Finance: Former executive officer of Huntsman Corporation and Huntsman Holdings Corporation.

Global Business / International Affairs: Chairman of the Atlantic Council. Trustee of the National Committee on US-China Relations and of the Carnegie Endowment for International Peace. Former U.S. Ambassador to China. Former two-term Governor of Utah. Former U.S. Ambassador to Singapore, Deputy U.S. Trade Representative, and Deputy Assistant Secretary of Commerce for Asia. Founding director of the Pacific Council on International Policy. Current and former director of companies with international operations.

Government / Regulatory / Public Policy: Former two-term Governor of Utah. Former Deputy U.S. Trade Representative and Deputy Assistant Secretary of Commerce for Asia. Co-Chair of No-Labels, a nonprofit organization that works across political party lines to reduce gridlock and create policy solutions.

Chevron Corporation—2017 Proxy Statement	9

ELECTION OF DIRECTORS

Charles W. Moorman IV President and Chief Executive Officer, Amtrak Age: 65 Director Since: May 2012 Independent: Yes	Chevron Committees: • Audit (Chair) – audit committee financial expert Current Public Company Directorships: • Duke Energy Corporation

Prior Public Company Directorships (within last five years):

•  Norfolk Southern Corporation

Other Directorships and Memberships:

•  Georgia Tech Foundation Inc.

•  National Academy of Engineering

•  Nature Conservancy of Virginia (Chair)

Mr. Moorman has been the President and Chief Executive Officer of Amtrak, a passenger rail service provider since September 2016. He was previously Chairman from 2006, and Chief Executive Officer from 2004, of Norfolk Southern Corporation, a freight and transportation company until his retirement in 2015. He served as President of Norfolk Southern from 2004 until 2013. Prior to that, Mr. Moorman was Senior Vice President of Corporate Planning and Services from 2003 until 2004 and Senior Vice President of Corporate Services in 2003. Mr. Moorman joined Norfolk Southern in 1975.

Skills and Qualifications

Business Leadership / Operations: Served more than a decade as CEO of Norfolk Southern Corporation. Forty-year career with Norfolk Southern included numerous senior management and executive positions, with emphasis on operations.

Environmental Affairs: At Norfolk Southern Corporation, gained experience with environmental issues related to transportation of coal, automotive and industrial products. Serves as Virginia chapter chair of The Nature Conservancy, a global conservation organization. Served as a trustee of the Chesapeake Bay Foundation, whose mission is to protect the environmental integrity of the bay.

Finance: Former CEO of Fortune 500 company. More than three decades of financial responsibility and experience at Norfolk Southern Corporation.

Government / Regulatory / Public Policy: More than three decades of experience in the highly regulated freight and transportation industry.

Science / Technology / Engineering: Forty-year career with Norfolk Southern included numerous senior management and executive positions requiring expertise in engineering and technology. Norfolk Southern builds and maintains track and bridges, operates trains and equipment, and designs and manages complex information technology systems.

Dambisa F. Moyo Chief Executive Officer, Mildstorm LLC Age: 48 Director Since: October 2016 Independent: Yes	Chevron Committees: • Audit – audit committee financial expert Current Public Company Directorships: • Barclays plc • Barrick Gold Corporation • Seagate Technology	Prior Public Company Directorships (within last five years): • Lundin Petroleum AB • SABMiller plc Other Directorships and Memberships: • None

Dr. Moyo has been Chief Executive Officer of Mildstorm since she founded it in 2015, where she is a global economist and commentator analyzing the macroeconomy and international affairs. From 2001 to 2008, she worked at Goldman Sachs in various roles, including as an economist. Prior to that she worked at the World Bank in Washington, D.C. from 1993 until 1995.

Skills and Qualifications

Environmental Affairs: As director at Barrick Gold Corporation, served on the committee that considered and provided oversight on environmental matters.

Finance: Ten years of experience at Goldman Sachs and the World Bank. PhD in economics from the University of Oxford and MBA in finance from The American University. Audit Committee member at Barrick Gold Corporation and Seagate Technology.

Global Business / International Affairs: Traveled to more than 70 countries over the last decade, with a particular focus on the interplay of international business and the global economy, while highlighting key opportunities for investment. Director of companies with international operations.

Government / Regulatory / Public Policy: Ten years of experience in the highly regulated banking and financial services industry. MPA in Public Administration from John F. Kennedy School of Government, Harvard.

Research / Academia: Author of three New York Times bestsellers. Writing regularly appears in economic and finance-related publications.

10	Chevron Corporation—2017 Proxy Statement

ELECTION OF DIRECTORS

Ronald D. Sugar Retired Chairman and Chief Executive Officer, Northrop Grumman Corporation Lead Director since: 2015 Age: 68 Director Since: April 2005 Independent: Yes	Chevron Committees: • Board Nominating and Governance (Chair) • Management Compensation Current Public Company Directorships: • Air Lease Corporation • Amgen Inc. • Apple Inc.

Prior Public Company Directorships

(within last five years):

•  None

Other Directorships and Memberships:

•  Alliance College-Ready Public Schools

•  BeyondTrust

•  Boys & Girls Clubs of America

•  Los Angeles Philharmonic Association

•  National Academy of Engineering

•  UCLA Anderson School of Management Board of Visitors

•  University of Southern California

Dr. Sugar is a senior advisor to various businesses and organizations, including Ares Management LLC, a leading private investment firm; Bain & Company, a global consulting firm; Temasek Americas Advisory Panel, a private investment company based in Singapore; and the G100 Network and the World 50, peer-to-peer exchanges for current and former senior executives from some of the world’s largest companies. He was previously Chairman and Chief Executive Officer from 2003 until his retirement in 2010 and President and Chief Operating Officer from 2001 until 2003 of Northrop Grumman Corporation, a global security and defense company. He joined Northrop Grumman in 2001, having previously served as President and Chief Operating Officer of Litton Industries, Inc., a developer of military products, and earlier as an executive of TRW Inc., a developer of missile systems and spacecraft.

Skills and Qualifications

Business Leadership / Operations: Served seven years as CEO of Northrop Grumman Corporation. Senior management and executive positions, including service as COO, at Northrop Grumman, Litton Industries, Inc., and TRW Inc.

Environmental Affairs: As Chairman, CEO, and President of Northrop Grumman Corporation, oversaw environmental assessments and remediations at shipyards and aircraft and electronics factories.

Finance: Former CFO of Fortune 500 company. More than three decades of financial responsibility and experience at Northrop Grumman, Litton Industries, Inc., and TRW Inc. Current audit committee chair at Apple Inc. and former audit committee chair at Chevron.

Global Business / International Affairs: Former CEO of Fortune 500 company with extensive international operations. Current and former director of companies with international operations.

Government / Regulatory / Public Policy: At Northrop Grumman Corporation, a key government contractor, oversaw development of weapons and other technologies. Appointed by President of the United States to the National Security Telecommunications Advisory Committee. Former director of World Affairs Council of Los Angeles.

Science / Technology / Engineering: Ph.D. in electrical engineering from the University of California at Los Angeles. Served in a variety of senior management and executive positions at Northrop Grumman, Litton Industries, Inc., and TRW Inc., requiring expertise in engineering and technology. Director at Amgen Inc., a biotechnology company; Apple Inc., a manufacturer and seller of, among other things, personal computers, mobile communication, and media devices; and BeyondTrust, a global cybersecurity company.

Chevron Corporation—2017 Proxy Statement	11

ELECTION OF DIRECTORS

Inge G. Thulin Chairman, President, and Chief Executive Officer, 3M Company Age: 63 Director Since: January 2015 Independent: Yes	Chevron Committees: • Board Nominating and Governance • Management Compensation Current Public Company Directorships: • 3M Company

Prior Public Company Directorships

(within last five years):

•  The Toro Company

Other Directorships and Memberships:

•  The Business Council

•  Business Roundtable

•  Council on Foreign Relations

•  World Economic Forum, International Business Council

Mr. Thulin has been Chairman, President, and Chief Executive Officer of 3M Company, a diversified technology company, since 2012. He was Executive Vice President and Chief Operating Officer of 3M from 2011 until 2012, with responsibility for all of 3M’s business segments and international operations. From 2004 until 2011, Mr. Thulin was Executive Vice President of International Operations. He joined 3M Sweden in 1979, working in sales and marketing, and has held numerous leadership positions in Asia Pacific, Europe, and the Middle East, and across multiple businesses.

Skills and Qualifications

Business Leadership / Operations: Five years of service as CEO of 3M Company. More than three decades of experience in senior management and executive positions at 3M Company, including responsibility for international operations.

Environmental Affairs: As Chairman, President, and CEO of 3M Company, oversees all aspects of 3M’s environmental and sustainability policies and strategies, which include initiatives to address challenges like energy availability and security, raw material scarcity, human health, and environmental safety, education and development.

Finance: CEO of Fortune 500 company. More than three decades of financial responsibility and experience at 3M Company.

Global Business / International Affairs: Chairman, CEO, and President of Fortune 500 company with extensive international operations. At 3M Company, served as EVP for International Operations and Managing Director, 3M Russia. Member of the International Business Council of the World Economic Forum. Serves on the President’s Advisory Committee for Trade Policy and Negotiations.

Science / Technology / Engineering: Has served in a variety of senior management and executive positions at 3M Company, requiring expertise in engineering and technology. 3M is a diversified technology company.

12	Chevron Corporation—2017 Proxy Statement

ELECTION OF DIRECTORS

John S. Watson Chairman and Chief Executive Officer, Chevron Corporation Age: 60 Director Since: April 2009 Independent: No	Chevron Committees: • None Current Public Company Directorships: • None

Prior Public Company Directorships

(within last five years):

•  None

Other Directorships and Memberships:

•  American Petroleum Institute

•  American Society of Corporate Executives

•  The Business Council

•  Business Roundtable

•  National Petroleum Council

•  University of California Davis Chancellor’s Board of Advisors

Mr. Watson has been Chairman and Chief Executive Officer of Chevron since 2010. He was Vice Chairman in 2009 and Executive Vice President of Strategy and Development from 2008 until 2009. From 2005 until 2008, Mr. Watson was President of Chevron International Exploration and Production Company, and from 2001 until 2005, he was Chief Financial Officer. In 1998, he was named Vice President with responsibility for strategic planning and mergers and acquisitions. Mr. Watson joined Chevron in 1980.

Skills and Qualifications

Business Leadership / Operations: Seven years of service as CEO of Chevron. As Vice Chairman, responsible for business development, mergers and acquisitions, strategic planning, corporate compliance, policy, government and public affairs. More than three decades of experience in senior management and executive positions at Chevron.

Environmental Affairs: As CEO of Chevron, oversees all aspects of Chevron’s environmental policies and strategies. Oversaw development of Chevron’s four environmental principles (include the environment in decision making; reduce environmental footprint; operate responsibly; steward sites), Operational Excellence Management System (a standardized approach for achieving outstanding environmental performance), and Environmental, Social and Health Impact Assessment process for capital projects within Chevron’s operational control.

Finance: CEO of Fortune 500 company. Three decades of financial responsibility and experience at Chevron. Served as CFO. Led Chevron’s integration effort following its successful acquisition of Texaco Inc.

Global Business / International Affairs: CEO of Fortune 500 company with extensive international operations. Served as EVP of Strategy and Development, and President of Chevron International Exploration and Production Company.

Government / Regulatory / Public Policy: More than three decades of experience in highly regulated industry. As CEO of Chevron, oversees all aspects of Chevron’s government, regulatory, and public policy affairs.

Chevron Corporation—2017 Proxy Statement	13

ELECTION OF DIRECTORS

Michael K. Wirth Vice Chairman and Executive Vice President, Chevron Corporation Age: 56 Director Since: February 2017 Independent: No	Chevron Committees: • None Current Public Company Directorships: • None	Prior Public Company Directorships (within last five years): • None Other Directorships and Memberships: • Dean’s Engineering Advisory Committee, University of Colorado

Mr. Wirth has been Vice Chairman of Chevron since February 2017 and Executive Vice President of Midstream and Development since 2016, with responsibility for supply and trading, and Chevron’s midstream operating units engaged in transportation and power, as well as corporate strategy; business development; and policy, government and public affairs. He served as Executive Vice President of Downstream and Chemicals from 2006 to 2015. From 2003 until 2006, Mr. Wirth was President of Global Supply and Trading, responsible for leading Chevron’s worldwide supply and trading operations as well as its aviation, marine and asphalt businesses. Mr. Wirth joined Chevron in 1982.

Skills and Qualifications

Business Leadership / Operations: Ten years of service as Executive Vice President of Chevron. More than three decades of experience in senior management and executive positions at Chevron.

Environmental Affairs: As Executive Vice President of Chevron, oversees all aspects of Midstream’s environmental policies and strategies. Oversaw environmental policies and strategies of Chevron’s Downstream and Chemicals.

Global Business / International Affairs: Executive Vice President of Fortune 500 company with extensive international operations. Former President of Marketing for Chevron’s Asia/Middle East/Africa marketing business based in Singapore, and former director of Caltex Australia Ltd. and GS Caltex in South Korea.

Government / Regulatory / Public Policy: More than three decades of experience in highly regulated industry. As Executive Vice President of Chevron, responsible for Chevron’s government, regulatory, and public policy affairs.

Science / Technology / Engineering: Bachelor’s degree in Chemical Engineering from the University of Colorado. More than three decades of experience at Chevron having joined as a design engineer and advancing through a number of engineering, construction, and operation roles.

Vote Required

Each Director nominee who receives a majority of the votes cast (i.e., the number of shares voted FOR a Director nominee must exceed the number of shares voted AGAINST that Director nominee, excluding abstentions) will be elected a Director, in an uncontested election. Any shares not voted (whether by abstention or otherwise) will have no impact on the elections. If you are a street name stockholder and do not vote your shares, your bank, broker, or other holder of record cannot vote your shares at its discretion in these elections.

If the number of Director nominees exceeds the number of Directors to be elected—a circumstance we do not anticipate—the Directors shall be elected by a plurality of the shares present in person or by proxy at the Annual Meeting, or any adjournment or postponement thereof, and entitled to vote on the election of Directors.

Your Board’s Recommendation

Your Board recommends that you vote FOR the 12 Director nominees named in this Proxy Statement.

14	Chevron Corporation—2017 Proxy Statement

Director Compensation

Overview

Our compensation for non-employee Directors is designed to be competitive with other large, global energy companies and other large, capital-intensive, international companies; to link rewards to business results and stockholder returns; and to align stockholder and Director interests through increased Director ownership of Chevron common stock. We do not have a retirement plan for non-employee Directors. Our executive officers are not paid additional compensation for service as a Director.

The Board Nominating and Governance Committee evaluates and recommends to the non-employee Directors of the Board the compensation for non-employee Directors, and the non-employee Directors of the Board set the compensation. Our executive officers have no role in determining the amount or form of non-employee Director compensation. The Committee may retain the services of an independent compensation consultant to assist the Committee with its work.

In 2016, the Committee retained the services of an independent compensation consultant, Pearl Meyer & Partners (Pearl Meyer), to assist the Committee with its biennial review of Chevron’s non-employee Director compensation program. Pearl Meyer and its lead consultant report directly to the Committee under the terms of the engagement, but may work cooperatively with management to develop analyses and proposals when requested to do so by the Committee.

Pearl Meyer conducted a comprehensive review of the non-employee Director compensation program, including a review of Director compensation arrangements at Chevron’s domestic oil peers (i.e., Anadarko Petroleum, ConocoPhillips, Devon Energy, ExxonMobil, Hess, Marathon Oil, Marathon Petroleum, Occidental Petroleum, Phillips 66, Tesoro, and Valero Energy) and Non-Oil Industry Peer Group Companies, which are identified in “Use of Peer Groups” in the “Compensation Discussion and Analysis” section of this Proxy Statement. Pearl Meyer does not provide any services to the Company.

Following its biennial review of the non-employee Director compensation program and based upon the market data provided from the Pearl Meyer review, the non-employee Directors of the Board approved, effective as of the 2017 Annual Meeting, a $30,000 annual cash retainer for the independent Lead Director (increased from $25,000), $25,000 annual cash retainer for the Chair of the Audit Committee and $20,000 annual cash retainer for the Chair of the Management Compensation Committee, which Committee Chair retainers were each increased from $15,000. The Chairs of the Board Nominating and Governance and Public Policy Committees will continue to receive, without change, a $15,000 annual cash retainer. For 2016, in addition to the $25,000 Lead Director and $15,000 committee Chair fees, the non-employee Directors continued to receive a total annual compensation of $375,000 per Director, with 40 percent paid in cash (or stock options at the Director’s election) and 60 percent paid in restricted stock units. This total annual compensation amount remains unchanged for 2017.

Below, we describe the non-employee Directors’ 2016 annual compensation in more detail.

Cash or Stock Options (at the Director’s Election)

•	$150,000 annual cash retainer, paid in monthly installments beginning with the date the Director is elected to the Board.

•

For 2016, $15,000 additional annual cash retainer for each Board committee chair and $25,000 additional annual cash retainer for the independent Lead Director, paid in monthly installments beginning with the date the Director becomes a committee chair and/or independent Lead Director.

•

Directors can elect to receive nonstatutory/nonqualified stock options instead of any portion of their cash compensation. Stock options are granted under the Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan (NED Plan).

•	Directors can also elect to defer receipt of any portion of their cash compensation under the NED Plan.

Restricted Stock Units

•	$225,000 of the annual compensation is paid in the form of restricted stock units (RSUs) that are granted on the date of the Annual Meeting at which the Director is elected.

•	If a Director is elected to the Board between annual meetings, a prorated grant can be made.

•	RSUs are subject to forfeiture (except when the Director dies, reaches mandatory retirement age of 72, becomes disabled, changes primary occupation, or enters government service) until the earlier of 12 months or the day preceding the first Annual Meeting following the date of the grant.

•	RSUs are paid out in shares of Chevron common stock unless the Director has elected to defer the payout until retirement under the NED Plan.

Expenses and Charitable Matching Gift Program

Non-employee Directors are reimbursed for out-of-pocket expenses incurred in connection with the business and affairs of Chevron. Non-employee Directors are eligible to participate in Chevron Humankind, our charitable matching gift and community involvement program, which is available to any employee, retiree, or Director. For employees or Directors, we will match contributions to eligible entities and grants for volunteer time, up to a maximum of $10,000 per year.

Chevron Corporation—2017 Proxy Statement	15

DIRECTOR COMPENSATION

Compensation During the Fiscal Year Ended December 31, 2016

The above-described choices available to Directors result in slight differences in reportable compensation, even though each Director was awarded the same amount (except for committee chairs, who received an additional $15,000 cash retainer, and the independent Lead Director, who received an additional $25,000 cash retainer). Specifically, three Directors—Messrs. Denham, Hernandez and Thulin—elected to receive stock options for all or a portion of their annual cash retainer.

The following table sets forth the compensation of our non-employee Directors for the fiscal year ended December 31, 2016. Drs. Austin and Moyo joined the Board on December 1, 2016 and October 11, 2016, respectively. Messrs. Cummings and Stumpf resigned from the Board on April 27, 2016 and October 17, 2016, respectively. Mr. Ware retired from the Board on May 25, 2016. The compensation for these Directors was prorated accordingly.

Name	Fees Earned or Paid in Cash		Stock Awards(1)		Option Awards(2)		All Other Compensation(3)	Total
Wanda M. Austin	$–	(4)	$109,770		$–		$71	$109,841
Alexander B. Cummings Jr.	$61,096	(5)	$–	(5)	$–		$242	$61,338
Linnet F. Deily	$165,000	(6)	$225,000		$–		$10,856	$400,856
Robert E. Denham	$72,177	(7)	$225,000		$150,000		$10,856	$458,033
Alice P. Gast	$150,000	(7)	$225,000		$–		$21,969	$396,969
Enrique Hernandez, Jr.	$–		$225,000		$165,000	(6)	$10,856	$400,856
Jon M. Huntsman Jr.	$150,000		$225,000		$–		$856	$375,856
Charles W. Moorman IV	$165,000	(6)(7)	$225,000		$–		$10,856	$400,856
Dambisa F. Moyo	$20,991	(8)	$140,700		$–		$198	$161,889
John G. Stumpf	$131,873	(9)	$225,000		$–		$671	$357,544
Ronald D. Sugar	$190,000	(6)(7)(10)	$225,000		$–		$10,856	$425,856
Inge G. Thulin	$–		$225,000		$150,000		$856	$375,856
Carl Ware	$72,177	(11)	$–	(11)	$–		$22,754	$94,931
(1)

Amounts reflect the grant date fair value for restricted stock units granted in 2016 under the NED Plan. We calculate the grant date fair value of these awards in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (ASC Topic 718), for financial reporting purposes. The grant date fair value of these RSUs was $100.19 per unit, the closing price of Chevron common stock on May 24, 2016, except for the prorated awards for Drs. Austin and Moyo. For Dr. Austin, the grant date fair value was $113.29 per unit, the closing price of Chevron common stock on December 1, 2016, the day she joined the Board and received a prorated grant of 968 RSUs for the compensation period covering December 1, 2016, through May 30, 2017. For Dr. Moyo, the grant date fair value was $103.04 per unit, the closing price of Chevron common stock on October 11, 2016, the day she joined the Board and received a prorated grant of 1,365 RSUs for the compensation period covering October 11, 2016, through May 30, 2017. For Mr. Stumpf, the RSUs granted in 2016 were forfeited upon his resignation. RSUs accrue dividend equivalents, the value of which is factored into the grant date fair value. For purposes of this table only, estimates of forfeitures related to service-based vesting conditions have been disregarded. RSUs are payable in Chevron common stock.

At December 31, 2016, the following Directors had the following number of shares subject to outstanding stock awards or deferrals:

Name	Restricted Stock(a)	Stock Units(a)	Restricted Stock Units(a)	Stock Units From Director’s Deferral of Cash Retainer(b)	Total
Wanda M. Austin	–	–	968	–	968
Alexander B. Cummings Jr.	–	–	–	–	–
Linnet F. Deily	–	3,513	2,290	–	5,803
Robert E. Denham	3,601	11,171	25,550	21,334	61,656
Alice P. Gast	–	–	6,658	–	6,658
Enrique Hernandez, Jr.	–	–	14,942	1,151	16,093
Jon M. Huntsman Jr.	–	–	2,290	–	2,290
Charles W. Moorman IV	–	–	10,885	6,641	17,526
Dambisa F. Moyo	–	–	1,378	–	1,378
John G. Stumpf	–	–	–	–	–
Ronald D. Sugar	2,364	7,235	25,550	14,893	50,042
Inge G. Thulin	–	–	5,392	545	5,937
Carl Ware	–	19,858	23,260	470	43,588

(a)

Non-employee Directors received awards of restricted stock and stock units from 2001 through 2006 and awards of RSUs beginning in 2007. Awards of restricted stock are fully vested and are settled in shares of Chevron common stock upon retirement. Awards of stock units are settled in shares of Chevron common stock in one to ten annual installments following the Director’s retirement, resignation, or death. The terms of awards of RSUs are described above.

(b)

Deferral elections must be made by December 31 in the year preceding the year in which the cash to be deferred is earned. Deferrals are credited, at the Director’s election, into accounts tracked with reference to the same investment fund options available to participants in the Chevron Deferred Compensation Plan for Management Employees II, including a Chevron Common Stock Fund. Distribution of deferred amounts is in cash except for amounts valued with reference to the Chevron Common Stock Fund, which are distributed in shares of Chevron common stock. Distribution will be made in either one or 10 annual installments for compensation deferred after December 31, 2004, and distributions will be made in one to 10 annual installments for compensation deferred prior to January 1, 2005. Any deferred amounts unpaid at the time of a Director’s death are distributed to the Director’s beneficiary.

16	Chevron Corporation—2017 Proxy Statement

DIRECTOR COMPENSATION

(2)

For Directors electing stock options in lieu of all or a portion of the annual cash retainer, the stock options are granted on the date of the Annual Meeting that the Director is elected. The stock options are exercisable for that number of shares of Chevron common stock determined by dividing the amount of the cash retainer subject to the election by the Black-Scholes value of a stock option on the date of grant. Elections to receive stock options in lieu of any portion of cash compensation must be made by December 31 in the year preceding the year in which the stock options are granted. The stock options have an exercise price based on the closing price of Chevron common stock on the date of grant.

Amounts reported here reflect the grant date fair value for stock options granted on May 25, 2016. The grant date fair value was determined in accordance with ASC Topic 718 for financial reporting purposes. The grant date fair value of each option is calculated using the Black-Scholes model. Stock options granted on May 25, 2016 have an exercise price of $101.77 and a grant date fair value of $11.51. The assumptions used in the Black-Scholes model to calculate this grant date fair value were: an expected life of 6.3 years, a volatility rate of 22.2 percent, a risk-free interest rate of 1.60 percent and a dividend yield of 4.73 percent. For purposes of this table only, estimates of forfeitures related to service-based vesting conditions have been disregarded.

Messrs. Denham, Hernandez and Thulin all elected to receive all or a portion of their 2016 annual cash compensation in the form of stock options. The number of stock options granted in 2016 was 13,032 to Messrs. Denham and Thulin and 14,335 to Mr. Hernandez. One-half of the stock options vests six months following the date of grant, and the remaining half vests on the earlier of 12 months or the day preceding the first Annual Meeting following the date of grant. Stock options expire after 10 years.

At December 31, 2016, Mr. Denham had 13,032, Mr. Hernandez had 65,389, and Mr. Thulin had 24,650 outstanding, vested and unvested stock options. Under the rules governing awards of stock options under the NED Plan, Directors who retire in accordance with Chevron’s Director Retirement Policy have until 10 years from the date of grant to exercise any outstanding option.

(3)	All Other Compensation for 2016 includes the following items:

	Insurance(a)	Perquisites(b)	Charitable(c)
Wanda M. Austin	$71	$—	$—
Alexander B. Cummings Jr.	$242	$—	$—
Linnet F. Deily	$856	$—	$10,000
Robert E. Denham	$856	$—	$10,000
Alice P. Gast	$856	$11,113	$10,000
Enrique Hernandez, Jr.	$856	$—	$10,000
Jon M. Huntsman Jr.	$856	$—	$—
Charles W. Moorman IV	$856	$—	$10,000
Dambisa F. Moyo	$198	$—	$—
John G. Stumpf	$671	$—	$—
Ronald D. Sugar	$856	$—	$10,000
Inge G. Thulin	$856	$—	$—
Carl Ware	$306	$22,448	$—

(a)	Amounts reflect the annualized premium for accidental death and dismemberment insurance coverage paid by Chevron.

(b)

Amounts reflect perquisites and personal benefits received by a Director in 2016 to the extent that the total value of such perquisites and personal benefits was equal to or exceeded $10,000. For Dr. Gast, this amount reflects the aggregate incremental actual cost incurred in connection with her spouse’s attendance at the Board of Directors’ September 2016 trip to Australia, including commercial air travel in lieu of corporate air travel, lodging, meals, and tours. Generally, every two years, the Board travels to an international Chevron location of operation to gain additional insight into Chevron’s operations in such location and to meet with local and expatriate Chevron management and personnel, as well as local, state and national officials. Board member spouses are invited to attend the international Board trip to learn about Chevron’s operations, foster social interaction among the Directors and executives, attend receptions with local and expatriate Chevron employees and their families and with local government officials, tour Chevron facilities, and participate in community engagement and other goodwill activities on behalf of Chevron. For Mr. Ware, this amount includes the aggregate cost of a milestone service award, retirement gifts, and attendance at a company sponsored event.

(c)

Amounts reflect payments made to charitable organizations under Chevron Humankind, our charitable matching gift and grant for volunteer time program, to match donations made by the Directors in 2016. This program is available to any employee, retiree or Director of Chevron. See “Expenses and Charitable Matching Gift Program.”

(4)	Dr. Austin joined the Board on December 1, 2016, and her first cash retainer payment was made in January 2017.

(5)	Mr. Cummings resigned from the Board on April 27, 2016 and did not receive a stock award in 2016. Unvested RSUs were forfeited upon his resignation.

(6)	Amount includes the additional retainer for serving as a Board committee chair during 2016.

(7)	The Director has elected to defer some or all of the annual cash retainer under the NED Plan in 2016. None of the earnings under the NED Plan are above market or preferential.

(8)	Dr. Moyo joined the Board on October 11, 2016.

(9)	Mr. Stumpf resigned from the Board on October 17, 2016.

(10)	Amount includes the additional retainer for serving as Lead Director during 2016.

(11)	Mr. Ware retired from the Board on May 25, 2016 and did not receive a stock award in 2016.

Chevron Corporation—2017 Proxy Statement	17

Corporate Governance

Overview

Chevron is governed by a Board of Directors and committees of the Board that meet throughout the year. Directors discharge their responsibilities at Board and committee meetings and through other communications with management. Your Board is committed to corporate governance structures and practices that help Chevron compete more effectively, sustain its success, and build long-term stockholder value.

Role of the Board of Directors

Your Board oversees and provides guidance on Chevron’s business and affairs. It monitors corporate performance, the integrity of Chevron’s financial controls, and the effectiveness of its legal compliance and enterprise risk management programs. Your Board oversees management and plans for the succession of key executives. It also oversees Chevron’s strategic and business planning process. This is generally a year-round process, culminating in Board reviews of Chevron’s strategic plan, its business plan, the next year’s capital expenditures budget, and key financial and operational indicators.

Board Leadership and Independent Lead Director

Under Chevron’s By-Laws, the positions of Chairman of the Board and Chief Executive Officer are separate positions that may be occupied by the same person at the discretion of the Board. Chevron’s independent Directors select the Chairman of the Board annually. Thus, the Board has great flexibility to choose its optimal leadership structure depending upon Chevron’s particular needs and circumstances and to organize its functions and conduct its business in the most effective manner.

Annually, the Board Nominating and Governance Committee conducts an assessment of Chevron’s corporate governance structures and processes, which includes a review of Chevron’s Board leadership structure and whether combining or separating the roles of Chairman and CEO is in the best interests of Chevron’s stockholders. At present, Chevron’s Board believes that it is in the stockholders’ best interests for the CEO, Mr. Watson, to also serve as Chairman of the Board. The Board believes that having Mr. Watson serve as Chairman fosters an important unity of leadership between the Board and management that is subject to effective oversight by the independent Lead Director and the other independent Directors. The Board believes that it benefits from the significant knowledge, insight, and perspective of Chevron and the energy industry that Mr. Watson has gained throughout his 36 years with Chevron. Our business is highly complex and our projects have long lead times, with many of our major capital projects taking more than 10 years from the exploration phase to first production. The Board believes that Mr. Watson’s in-depth knowledge of the Company, coupled with his extensive industry expertise, makes him particularly qualified to lead discussions of the Board. Having Mr. Watson serve as Chairman also promotes better alignment of Chevron’s long-term strategic development with its operational execution.

Significantly, the Board does not believe that combining the roles creates ambiguity about reporting relationships. Given the role of the independent Lead Director discussed below and the fact that the independent Directors, pursuant to their powers under the By-Laws, have affirmatively selected Mr. Watson for the positions of Chairman and CEO, annually set his compensation, and regularly evaluate his performance, the Board believes it is clear that Mr. Watson reports to and is accountable to the independent Directors. Moreover, the Board does not believe that having the CEO also serve as Chairman inhibits the flow of information and interactions between the Board, management, and other Company personnel. To the contrary, the Board has unfettered access to management and other Company personnel, and the Board believes that having Mr. Watson in the roles of both Chairman and CEO facilitates the flow of information and communications between the Board and management, which enhances the Board’s ability to obtain information and to monitor management.

Your Board recognizes the importance of independent Board oversight of the CEO and management, and has developed policies and procedures designed to ensure independent oversight. In addition to conducting an annual review of the CEO’s performance, the independent Directors meet in executive session at each Board meeting and discuss management’s performance and routinely formulate guidance and feedback, which the independent Lead Director provides to the CEO and other members of management.

Further, when the Board selects the CEO to also serve as Chairman, the independent Directors annually select an independent Lead Director, currently Dr. Sugar. As described in the “Board Leadership and Lead Director” section of Chevron’s Corporate Governance Guidelines, the Lead Director’s responsibilities are to:

•	chair all meetings of the Board in the Chairman’s absence, including executive sessions;

•	serve as liaison between the Chairman and the independent Directors;

•	consult with the Chairman on and approve meeting agendas and schedules and information sent to the Board;

•	consult with the Chairman on other matters pertinent to Chevron and the Board;

•	call meetings of the independent Directors; and

•	if requested by major stockholders, be available as appropriate for consultation and direct communication.

The Board routinely reviews the Lead Director’s responsibilities to ensure that these responsibilities enhance its independent oversight of the CEO and management and the flow of information and interactions between the Board, management,

18	Chevron Corporation—2017 Proxy Statement

CORPORATE GOVERNANCE

and other Company personnel. In this respect, the Lead Director and Chairman collaborate closely on Board meeting schedules and agendas and information provided to the Board. These consultations and agendas and the information provided to the Board frequently reflect input and suggestions from other members of the Board and management. You can read more about these particular processes in the “Board Agenda and Meetings” section of Chevron’s Corporate Governance Guidelines.

Any stockholder can communicate with the Lead Director or any of the other Directors in the manner described in the “Communicating With the Board” section of this Proxy Statement.

Also, as discussed in more detail in the “Engagement” section of this Proxy Statement, the Board encourages a robust investor engagement program. During these engagements, Board leadership is a frequent topic of discussion. In general, investors, including those that are philosophically opposed to combining the positions of Chairman and CEO, have overwhelmingly communicated to Chevron that they have minimal, if any, concerns about your Board and individual Directors and about its policies and leadership structure. More specifically, these investors have voiced confidence in the strong counterbalancing structure of the robust independent Lead Director role.

Director Independence

Your Board has determined that each non-employee Director and non-employee Director nominee is independent in accordance with the NYSE Corporate Governance Standards and that no material relationship exists that would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director.

For a Director to be considered independent, the Board must determine that the Director does not have any material relationship with Chevron, other than as a Director. In making its determinations, the Board adheres to the specific tests for independence included in the NYSE Corporate Governance Standards. In addition, the Board has determined that the following relationships of Chevron Directors occurring within the last fiscal year are categorically immaterial to a determination of independence if the relevant transaction was conducted in the ordinary course of business:

•	a director of another entity if business transactions between Chevron and that entity do not exceed $5 million or 5 percent of the receiving entity’s consolidated gross revenues, whichever is greater;

•

a director of another entity if Chevron’s discretionary charitable contributions to that entity do not exceed $1 million or 2 percent of that entity’s gross revenues, whichever is greater, and if the charitable contributions are consistent with Chevron’s philanthropic practices; and

•

a relationship arising solely from a Director’s ownership of an equity or limited partnership interest in a party that engages in a transaction with Chevron as long as the Director’s ownership interest does not exceed 2 percent of the total equity or partnership interest in that other party.

These categorical standards are contained in our Corporate Governance Guidelines, which are available on our website at www.chevron.com and are available in print upon request.

Ms. Deily, Drs. Moyo and Sugar, and Messrs. Denham, Hernandez, Huntsman, Moorman, and Thulin are directors of for-profit entities with which Chevron conducts business in the ordinary course. Other than Dr. Moyo, they and Drs. Austin and Gast are also directors or trustees of, or similar advisors to, not-for-profit entities to which Chevron makes contributions. The Board has determined that all of these transactions and contributions were below the thresholds set forth in the first and second categorical standards described above (except as noted below) and are, therefore, categorically immaterial to the particular Director’s independence. The Board reviewed the following relationships and transactions that existed or occurred in 2016 that are not covered by the categorical standards described above:

•

For Dr. Gast, the Board considered that in 2016, Chevron purchased services from Imperial College London amounting to less than 0.013 percent of Imperial College’s most recently reported annual gross revenues. Dr. Gast is the President of Imperial College. The Board concluded that these transactions would not impair Dr. Gast’s independence.

•

For Mr. Hernandez, the Board considered that in 2016, Chevron purchased services from Inter-Con Security Systems of Ghana Ltd., a subsidiary of Inter-Con Security Systems, Inc., in the ordinary course of business, amounting to less than one percent of Inter-Con’s most recent annual consolidated gross revenues. Mr. Hernandez is Chairman, Chief Executive Officer and President and a significant stockholder of Inter-Con, a privately held business. The Board concluded that these transactions would not impair Mr. Hernandez’s independence.

•

For Mr. Thulin, the Board considered that in 2016, Chevron purchased products and services from 3M Company, in the ordinary course of business, amounting to less than 0.002 percent of 3M Company’s most recently reported annual consolidated gross revenues, and 3M Company purchased products and services from Chevron, in the ordinary course of business, amounting to less than 0.001 percent of Chevron’s most recently reported annual consolidated gross revenues. Mr. Thulin is the Chairman, President, and Chief Executive Officer of 3M Company. The Board concluded that these transactions would not impair Mr. Thulin’s independence.

Chevron Corporation—2017 Proxy Statement	19

CORPORATE GOVERNANCE

Board Committees

Chevron’s Board of Directors has four standing committees: Audit; Board Nominating and Governance; Management Compensation; and Public Policy. The Audit, Board Nominating and Governance, and Management Compensation Committees are each constituted and operated according to the independence and other requirements of the Securities Exchange Act of 1934, as amended (Exchange Act) and the New York Stock Exchange (NYSE) Corporate Governance Standards. In addition, each member of the Compensation Committee is an “outside” Director for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and each member of the Audit Committee is financially literate and an “audit committee financial expert,” as such terms are defined under the Exchange Act and related rules and the NYSE Corporate Governance Standards.

Each committee is chaired by an independent Director who determines the agenda, the frequency and the length of the meetings and who has unlimited access to management, information, and independent advisors, as necessary. Each non-employee Director generally serves on one or two committees. Committee members serve staggered terms, enabling Directors to rotate periodically to different committees. Four- to six-year terms for committee chairs facilitates rotation of committee chairs while preserving experienced leadership.

Each Committee is governed by a written charter that can be viewed on Chevron’s website at www.chevron.com under the tabs “Investors” and “Corporate Governance.”

20	Chevron Corporation—2017 Proxy Statement

CORPORATE GOVERNANCE

Committees and Membership	Committee Functions
Audit Charles W. Moorman IV, Chair Robert E. Denham Jon M. Huntsman Jr. Dambisa F. Moyo

•  Selects the independent registered public accounting firm for endorsement by the Board and ratification by the stockholders

•  Reviews reports of the independent registered public accounting firm and internal auditors

•  Reviews and approves the scope and cost of all services (including nonaudit services) provided by the independent registered public accounting firm

•  Monitors the effectiveness of the audit process and financial reporting

•  Reviews the adequacy of financial and operating controls

•  Monitors implementation and effectiveness of Chevron’s compliance policies and procedures

•  Assists the Board in fulfilling its oversight of financial risk as part of Chevron’s broad enterprise risk management program

•  Evaluates the effectiveness of the Audit Committee

Board Nominating and Governance Ronald D. Sugar, Chair Wanda M. Austin Linnet F. Deily Alice P. Gast Inge G. Thulin

•  Evaluates the effectiveness of the Board and its committees and recommends changes to improve Board, Board committee, and individual Director effectiveness

•  Assesses the size and composition of the Board

•  Recommends prospective Director nominees

•  Reviews and approves non-employee Director compensation

•  Reviews and recommends changes as appropriate in Chevron’s Corporate Governance Guidelines, Restated Certificate of Incorporation, By-Laws, and other Board-adopted governance provisions

•  Reviews stockholder proposals and recommends Board responses to proposals

•  Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with Chevron’s corporate governance structures and processes

•  Evaluates the effectiveness of the Board Nominating and Governance Committee

Management Compensation Enrique Hernandez, Jr., Chair Robert E. Denham Ronald D. Sugar Inge G. Thulin

•  Conducts an annual review of the CEO’s performance

•  Reviews and recommends to the independent Directors the salary and other compensation for the CEO

•  Reviews and approves salaries and other compensation for executive officers other than the CEO

•  Administers Chevron’s executive incentive and equity-based compensation plans

•  Reviews Chevron’s strategies and supporting processes for management succession planning, leadership development, executive retention, and diversity

•  Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with Chevron’s compensation programs

•  Evaluates the effectiveness of the Management Compensation Committee

Public Policy Linnet F. Deily, Chair Wanda M. Austin Alice P. Gast Enrique Hernandez, Jr.

•  Identifies, monitors, and evaluates domestic and international social, political, human rights, and environmental trends and issues that affect Chevron’s activities and performance

•  Recommends to the Board policies, programs, and strategies concerning such issues

•  Recommends to the Board policies, programs, and practices concerning support of charitable, political, and educational organizations

•  Reviews annually the policies, procedures, and expenditures for Chevron’s political activities, including political contributions and direct and indirect lobbying

•  Reviews stockholder proposals and recommends Board responses to proposals

•  Assists the Board in fulfilling its oversight of enterprise risk management, particularly risks in connection with the social, political, environmental, and public policy aspects of Chevron’s business

•  Evaluates the effectiveness of the Public Policy Committee

Chevron Corporation—2017 Proxy Statement	21

CORPORATE GOVERNANCE

Board and Committee Meetings and Attendance

In 2016, your Board held six Board meetings, with each meeting including an executive session of independent Directors presided over by our independent Lead Director, and 24 Board committee meetings, which included nine Audit Committee, six Board Nominating and Governance Committee, five Management Compensation Committee, and four Public Policy Committee meetings. Chevron’s incumbent directors, on average, attended 94 percent of the Board and Committee meetings during 2016. No director attended less than 75 percent of such meetings.

Chevron’s policy regarding Directors’ attendance at the Annual Meeting, as described in the “Board Agenda and Meetings” section of Chevron’s Corporate Governance Guidelines (available at www.chevron.com), is that all Directors are expected to attend the Annual Meeting, absent extenuating circumstances. All current Directors attended the 2016 Annual Meeting, other than Drs. Austin and Moyo, who joined the Board following the meeting.

Board and Committee Oversight of Risk

One of the many duties of your Board is to oversee Chevron’s risk management policies and practices to ensure that the appropriate risk management systems are employed throughout the Company. Chevron faces a broad array of risks, including market, operational, strategic, legal, regulatory, political, and financial risks. The Board exercises its role of risk oversight in a variety of ways, including the following:

Board of Directors	•	Monitors overall corporate performance, the integrity of financial and other controls, and the effectiveness of the Company’s legal compliance and enterprise risk management programs, risk governance practices, and risk mitigation efforts, particularly with regard to those risks specified by the Company as “Risk Factors” in its Annual Report on Form 10-K
	•	Oversees management’s implementation and utilization of appropriate risk management systems at all levels of the Company, including operating companies, business units, corporate departments, and service companies
	•	Reviews specific facilities and operational risks as part of visits to Company operations
	•	Reviews portfolio, capital allocation, and geopolitical risks in the context of the Board’s annual strategy session and the annual business plan and capital budget review
	•	Receives reports from management on and considers risk matters in the context of the Company’s strategic, business, and operational planning and decision making
	•	Receives reports from management on and routinely considers critical risk topics, including: operational, financial, geopolitical/legislative, strategic, geological, security, commodity trading, skilled personnel, capital project execution, civil unrest, legal, and technology/cybersecurity risk
Audit Committee	•	Assists the Board in fulfilling its oversight of financial risk exposures and implementation and effectiveness of Chevron’s compliance programs
	•	Discusses Chevron’s policies with respect to financial risk assessment and financial risk management
	•	Meets with Chevron’s Chief Compliance Officer and certain members of Chevron’s Compliance Policy Committee to receive information regarding compliance policies and procedures and internal controls
	•	Meets with and reviews reports from Chevron’s independent registered public accounting firm and internal auditors
	•	Reports its discussions to the full Board for consideration and action when appropriate
Board Nominating and Governance Committee	•	Assists the Board in fulfilling its oversight of risks that may arise in connection with the Company’s governance structures and processes
	•	Conducts an annual evaluation of the Company’s governance practices with the help of the Corporate Governance department
	•	Discusses risk management in the context of general governance matters, including, among other topics, Board and management succession planning, delegations of authority and internal approval processes, stockholder proposals and activism, and Director and officer liability insurance
	•	Reports its discussions to the full Board for consideration and action when appropriate
Management Compensation Committee	•	Assists the Board in fulfilling its oversight of risks that may arise in connection with Chevron’s compensation programs and practices
	•	Reviews the design and goals of Chevron’s compensation programs and practices in the context of possible risks to Chevron’s financial and reputational well-being
	•	Reviews Chevron’s strategies and supporting processes for management succession planning, leadership development, executive retention, and diversity
	•	Reports its discussions to the full Board for consideration and action when appropriate
Public Policy Committee	•	Assists the Board in fulfilling its oversight of risks that may arise in connection with the social, political, environmental, human rights, and public policy aspects of Chevron’s business and the communities in which it operates
	•	Discusses risk management in the context of, among other things, legislative and regulatory initiatives, safety and environmental stewardship, community relations, government and nongovernmental organization relations, and Chevron’s reputation
	•	Reports its discussions to the full Board for consideration and action when appropriate

22	Chevron Corporation—2017 Proxy Statement

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Board and Committee Evaluations

Each year, your Board and its committees perform a rigorous self-evaluation. As required by Chevron’s Corporate Governance Guidelines, the Board Nominating and Governance Committee oversees this process. The performance evaluations solicit anonymous input from Directors regarding the performance and effectiveness of the Board, the Board committees, and individual Directors and provide an opportunity for Directors to identify improvements. In addition, the independent Lead Director has individual conversations with each member of the Board, providing further opportunity for dialogue and improvement. The Board Nominating and Governance Committee reviews the results and feedback from the evaluation process and makes recommendations for improvements as appropriate. The independent Lead Director leads a discussion of the evaluation results during an executive session of the Board and communicates relevant feedback to the CEO. Your Board has successfully used this process to evaluate Board and committee effectiveness and identify opportunities to strengthen the Board.

Succession Planning and Leadership Development

Succession planning and leadership development are top priorities for your Board and management. Annually, the non-employee Directors review candidates for all senior management positions to ensure that qualified candidates are available for all positions and that development plans are being utilized to strengthen the skills and qualifications of candidates. To assist the non-employee Directors, the CEO periodically provides them with an assessment of senior executives and their potential to succeed to the position of CEO, as well as perspectives on potential candidates for other senior management positions.

Corporate Governance Guidelines

Your Board has adopted Corporate Governance Guidelines to provide a transparent framework for the effective governance of Chevron. The Corporate Governance Guidelines are reviewed regularly and updated as appropriate. The full text of the Corporate Governance Guidelines can be found on our website at www.chevron.com. They address, among other topics:

•	the role of the Board

•	Board membership criteria

•	Director independence

•	Board size

•	Director terms of office

•	the election of Directors

•	other Board memberships

•	Director retirement policy

•	number and composition of Board committees

•	Board leadership and Lead Director
•	business conduct and ethics code

•	confidentiality

•	succession planning

•	Board compensation

•	Board access to management

•	Director orientation and education

•	evaluation of Board performance

•	Chief Executive Officer performance review

•	Director and officer stock ownership guidelines

•	Board agenda and meetings

Business Conduct and Ethics Code

We have adopted a code of business conduct and ethics for Directors, officers (including the Company’s Chief Executive Officer, Chief Financial Officer, and Comptroller), and employees, known as the Business Conduct and Ethics Code. The code is available on our website at www.chevron.com and is available in print upon request. We will post any amendments to the code on our website.

Chevron Corporation—2017 Proxy Statement	23

CORPORATE GOVERNANCE

Engagement

Your Board believes that fostering long-term and institution-wide relationships with stockholders and maintaining their trust and goodwill is a core Chevron objective. Chevron conducts extensive engagements with key stockholders. These engagements routinely cover governance, compensation, social, safety, environmental, human rights, and other current and emerging issues. In addition, we have an extensive investor relations outreach effort, in which members of senior management routinely meet with major investors to review Company strategies, financial and operating performance, capital allocation priorities, and near-term outlook. We use all of these sessions to ensure that the Board and management understand and address the issues that are important to our stockholders.

In an effort to continuously improve Chevron’s governance processes and communications, Chevron has developed and follows an Annual Engagement Plan and Process to systematically identify and plan its engagements and to proactively address important issues. The Annual Engagement Plan and Process is supervised by an Engagement Steering Committee, which is composed of senior executive officers. The

Engagement Steering Committee meets periodically to discuss engagement efforts and key issues and trends.

Since Chevron’s last Annual Meeting, an engagement team consisting of senior executives, subject matter experts on governance, compensation, and environmental and social issues, and, when appropriate, our independent Lead Director and the Chair of our Management Compensation Committee, conducted more than 45 in-depth discussions with stockholders representing more than 36 percent of Chevron’s outstanding common stock. Of those meetings, our Lead Director and Chairman of our Management Compensation Committee met with stockholders comprising 29 percent of our outstanding stock. In addition, our engagement team met with many of the stockholders who submitted proposals for inclusion in our Proxy Statement to discuss their concerns and areas of agreement and disagreement. Chevron gained valuable feedback during these engagements, and this feedback was shared with the Board and its relevant committees. For more information about these engagements, see the “Board Leadership and Independent Lead Director” and “Compensation Discussion and Analysis” sections of the Proxy Statement.

Communicating With the Board

The Board Nominating and Governance Committee reviews interested-party communications, including stockholder inquiries directed to non-employee Directors. The Corporate Secretary and Chief Governance Officer compiles the communications, summarizes lengthy or repetitive communications, and regularly compiles the communications received, the responses sent, and further action, if any. All communications are available to the Directors.

Interested parties wishing to communicate their concerns or questions about Chevron to the independent Lead Director or any other non-employee Directors may do so by mail addressed to the Lead Director or Non-employee Directors, c/o Office of the Corporate Secretary and Chief Governance Officer, 6001 Bollinger Canyon Road, San Ramon, CA 94583-2324 or by email to corpgov@chevron.com.

Related Person Transactions

Review and Approval of Related Person Transactions

It is our policy that all employees and Directors must avoid any activity that is in conflict with, or has the appearance of conflicting with, Chevron’s business interests. This policy is included in our Business Conduct and Ethics Code. Directors and executive officers must inform the Chairman and the Corporate Secretary and Chief Governance Officer when confronted with any situation that may be perceived as a conflict of interest. In addition, at least annually, each Director and executive officer completes a detailed questionnaire specifying any business relationship that may give rise to a conflict of interest.

Your Board has charged the Board Nominating and Governance Committee to review related person transactions as defined by U.S. Securities and Exchange Commission (SEC) rules. The Committee has adopted guidelines to assist it with this review. Under these guidelines, all executive officers, Directors, and Director nominees must promptly advise the Corporate Secretary and Chief Governance Officer of any proposed or actual business and financial affiliations involving themselves or their immediate family members that, to the best of their knowledge after reasonable inquiry, could reasonably be expected to give rise to a reportable related person transaction. The Corporate Secretary and Chief Governance Officer will prepare a report summarizing any potentially reportable transactions, and the Committee will review these reports and determine whether to approve or ratify the identified transaction. The Committee has identified the following categories of transactions that are deemed to be preapproved by the Committee, even if the aggregate amount involved exceeds the $120,000 reporting threshold identified in the SEC rules:

•

compensation paid to an executive officer if that executive officer’s compensation is otherwise reported in our Proxy Statement or if the executive officer is not an immediate family member of another Chevron executive officer or Director;

•	compensation paid to a Director for service as a Director if that compensation is otherwise reportable in our Proxy Statement;

•	transactions in which the related person’s interest arises solely as a stockholder and all stockholders receive the same benefit on a pro-rata basis;

•

transactions involving competitive bids (unless the bid is awarded to a related person who was not the lowest bidder or unless the bidding process did not involve the use of formal procedures normally associated with our competitive bidding procedures);

24	Chevron Corporation—2017 Proxy Statement

CORPORATE GOVERNANCE

•	transactions involving services as a common or contract carrier or public utility in which rates or charges are fixed by law;

•	transactions involving certain banking-related services under terms comparable with similarly situated transactions;

•

transactions conducted in the ordinary course of business in which our Director’s interest arises solely because he or she is a director of another entity and the transaction does not exceed $5 million or 5 percent (whichever is greater) of the receiving entity’s consolidated gross revenues for that year;

•

charitable contributions by Chevron to an entity in which our Director’s interest arises solely because he or she is a director, trustee, or similar advisor to the entity and the contributions do not exceed, in the aggregate, $1 million or 2 percent (whichever is greater) of that entity’s gross revenues for that year; and

•

transactions conducted in the ordinary course of business and our Director’s interest arises solely because he or she owns an equity or limited partnership interest in the entity and the transaction does not exceed 2 percent of the total equity or partnership interests of the entity.

The Committee reviews all relevant information, including the amount of all business transactions involving Chevron and the entity with which the Director or executive officer is associated, and determines whether to approve or ratify the transaction. A Director will abstain from decisions regarding transactions involving that Director or his or her family members.

Related Person Transactions

There were no related person transactions for the period covered by this Proxy Statement.

Board Nominating and Governance Committee Report

The Board Nominating and Governance Committee (the Committee) is responsible for recommending to the Board the qualifications for Board membership, identifying, assessing, and recommending qualified Director candidates for the Board’s consideration, assisting the Board in organizing itself to discharge its duties and responsibilities, and providing oversight of Chevron’s corporate governance practices and policies, including an effective process for stockholders to communicate with the Board. The Committee is composed entirely of independent Directors as defined by the NYSE Corporate Governance Standards and operates under a written charter. The Committee’s charter is available on Chevron’s website at www.chevron.com and is available in print upon request.

The Committee’s role in and process for identifying and evaluating prospective Director nominees, including nominees recommended by stockholders, is described in the “Election of Directors” section of this Proxy Statement. In addition, the Committee makes recommendations to the Board concerning Director independence, Board committee assignments, committee chairs, Audit Committee “financial experts,” and the financial literacy of Audit Committee members. The Committee also reviews the process and the results of the annual performance evaluations of the Board, Board committees, and individual Directors.

The Committee regularly reviews trends and recommends best practices, initiates improvements, and plays a leadership role in maintaining Chevron’s strong corporate governance structures and practices. Among the practices the Committee believes demonstrate the Company’s commitment to strong corporate governance are the following:

•	annual election of all Directors;

•	supermajority of independent Directors;

•	majority vote standard for the election of Directors in uncontested elections, coupled with a Director resignation policy;

•	annual election of the Chairman of the Board by independent Directors;
•	annual election of an independent Lead Director by independent Directors when the Chief Executive Officer is elected as Chairman;

•	annual performance assessment of the Board, Board committees, and individual Directors;

•	Director retirement policy;

•	annual succession planning sessions;

•	confidential stockholder voting policy;

•	minimum stockholding guidelines for Directors and executive officers;

•	review and approval or ratification of “related person transactions” as defined by SEC rules;

•	policy to obtain stockholder approval of any stockholder rights plan;

•	proxy access;

•	right of stockholders to call for a special meeting; and

•	no supermajority voting provisions in the Restated Certificate of Incorporation or By-Laws.

Stockholders can find additional information concerning Chevron’s corporate governance structures and practices in Chevron’s Corporate Governance Guidelines, By-Laws, and Restated Certificate of Incorporation, copies of which are available on Chevron’s website at www.chevron.com and are available in print upon request.

Respectfully submitted on March 28, 2017, by members of the Board Nominating and Governance Committee of your Board:

Ronald D. Sugar, Chair

Wanda M. Austin

Linnet F. Deily

Alice P. Gast

Inge G. Thulin

Chevron Corporation—2017 Proxy Statement	25

CORPORATE GOVERNANCE

Management Compensation Committee Report

The Management Compensation Committee (the Committee) of Chevron has reviewed and discussed with management the Compensation Discussion and Analysis beginning on page 29 of this Proxy Statement. Based on such review and discussion, the Committee recommended to the Board of Directors of the Corporation that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Corporation’s Annual Report on Form 10-K.

Respectfully submitted on March 28, 2017, by members of the Management Compensation Committee of your Board:

Enrique Hernandez, Jr., Chair

Robert E. Denham

Ronald D. Sugar

Inge G. Thulin

Audit Committee Report

Roles and Responsibilities. The Audit Committee (the Committee) assists your Board in fulfilling its responsibility to provide independent, objective oversight of Chevron’s financial reporting and internal control processes. The Committee’s charter can be viewed on Chevron’s website at www.chevron.com under the tabs “Investors” and “Corporate Governance.”

Management is responsible for preparing Chevron’s financial statements in accordance with generally accepted accounting principles in the United States (U.S. GAAP) and for developing, maintaining, and evaluating disclosure controls and procedures and internal control over financial reporting.

The Company’s independent registered public accounting firm—PricewaterhouseCoopers LLP (PwC)—is responsible for expressing an opinion on the conformity of Chevron’s financial statements with U.S. GAAP and on the effectiveness of Chevron’s internal control over financial reporting.

Required Disclosures and Discussions. In discharging its oversight role, the Committee reviewed and discussed with management and PwC the audited financial statements for the year ended December 31, 2016, as contained in the 2016 Annual Report on Form 10-K, and management’s and PwC’s evaluation of Chevron’s internal control over financial reporting. The Committee routinely met privately with PwC and discussed issues deemed significant by PwC. The Committee has discussed with PwC the matters required to be discussed by Auditing Standard 1301, “Communications With Audit Committees,” as adopted by the Public Company Accounting Oversight Board (PCAOB).

In addition, the Committee discussed with PwC its independence from Chevron and Chevron’s management; received the written disclosures required by the PCAOB regarding PwC’s independence; and considered whether the provision of nonaudit services was compatible with maintaining PwC’s independence.

Committee Recommendation. In reliance on the reviews and discussions outlined above, the Committee recommended to your Board that the audited financial statements be included in Chevron’s Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the U.S. Securities and Exchange Commission.

Respectfully submitted on February 22, 2017, by the members of the Audit Committee of your Board:

Charles W. Moorman IV, Chair

Robert E. Denham

Jon M. Huntsman Jr.

Dambisa F. Moyo

26	Chevron Corporation—2017 Proxy Statement

Board Proposal to Ratify PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for 2017 (Item 2 on the Proxy Card)

Auditor Review and Engagement

The Audit Committee (the Committee) is responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm that audits Chevron’s financial statements and internal control over financial reporting. The Committee has selected PricewaterhouseCoopers LLP (PwC) as Chevron’s independent registered public accounting firm for 2017, and your Board has endorsed this appointment.

The Committee annually reviews PwC’s performance and independence in deciding whether to retain PwC or engage a different independent registered public accounting firm. In the course of these reviews, the Committee considers, among other things:

• the quality and efficiency of PwC’s historical and recent audit plans and performance on the Chevron audit;

• PwC’s capability and expertise in handling the breadth and complexity of Chevron’s worldwide operations;

• PwC’s expertise in and knowledge of the global oil and gas industry and its network of partners and managers in Chevron’s key areas of operation;

• the desired balance of PwC’s experience and fresh perspective occasioned by mandatory audit partner rotation and PwC’s periodic rotation of other audit management;

• external data on audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on PwC and its peer firms;

• the appropriateness of PwC’s fees for audit and nonaudit services;

• the quality and candor of PwC’s communications with the Committee and management;

• PwC’s independence and objectivity; and

• PwC’s tenure as our independent registered public accounting firm, including the benefits of having a long-tenured auditor, and controls and processes that help safeguard PwC’s independence.

The Committee believes that PwC’s tenure as Chevron’s independent registered public accounting firm confers distinct benefits, including:

•	Enhanced audit quality. Through many years of experience with Chevron, PwC has gained significant institutional knowledge of and a deep expertise regarding Chevron’s global business and operations, accounting policies and practices, and internal control over financial reporting.

•

Effective audit plans and efficient fee structures. PwC’s extensive knowledge of Chevron’s business and control framework enables them to design effective audit plans that cover key risk areas while capturing cost efficiencies in audit scope and internal control testing.

•

Maintaining continuity avoids disruption. Bringing on a new auditor, without reasonable cause, would require extensive education and a significant period of time for the new auditor to reach a comparable level of knowledge and familiarity with Chevron’s business and control framework. Many of the efficiencies gained over the course of Chevron’s relationship with PwC could be lost.

The Committee believes that any concerns with PwC’s tenure are mitigated by the Committee’s strong independence controls, specifically:

•

Thorough Committee oversight. The Committee’s oversight includes frequent private meetings with PwC, a comprehensive annual evaluation by the Committee in determining whether to engage PwC, and a Committee-directed process for selecting the lead engagement partner.

•

Robust preapproval policies and procedures and limits on nonaudit services. The Committee must preapprove all audit and nonaudit services, including the type of services to be provided and the estimated fees related to those services. Categories of permissible nonaudit services are limited to those not affecting PwC’s independence or otherwise not barred by regulation.

•	Strong internal PwC independence procedures. PwC conducts periodic internal quality reviews of its audit work and rotates lead partners every five years.

•	Strong regulatory framework. PwC is an independent registered public accounting firm and is subject to PCAOB inspections, “Big 4” peer reviews, and PCAOB and SEC oversight.

Based on this evaluation, the Committee believes that PwC is independent and that it is in the best interests of Chevron and its stockholders to retain PwC as Chevron’s independent registered public accounting firm for 2017.

Chevron Corporation—2017 Proxy Statement	27

Board Proposal to Ratify PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for 2017

PwC’s Fees and Services

PwC audited Chevron’s consolidated financial statements and effectiveness of internal control over financial reporting during the years ended December 31, 2016 and 2015. During these periods, PwC provided both audit and nonaudit services. Aggregate fees for professional services rendered to Chevron by PwC for the years ended December 31, 2016 and 2015, were as follows (millions of dollars):

Services Provided	2016	2015
Audit	$25.8	$27.9
Audit Related	$2.1	$1.4
Tax	$1.0	$1.0
All Other	$0.5	$0.6
TOTAL	$29.4	$30.9

The Audit fees for the years ended December 31, 2016 and 2015, were for the audits of Chevron’s consolidated financial statements, statutory and subsidiary audits, issuance of consents, assistance with and review of documents filed with the U.S. Securities and Exchange Commission, and the audit of the effectiveness of internal control over financial reporting.

The Audit Related fees for the years ended December 31, 2016 and 2015, were for assurance and related services for employee benefit plan audits, accounting consultations and attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax fees for the years ended December 31, 2016 and 2015, were for services related to tax compliance, including the preparation of tax returns and claims for refund, and tax advice, including assistance with tax audits and appeals.

All Other fees for the years ended December 31, 2016 and 2015, included services rendered for software licenses, subscriptions, benchmark studies, and surveys.

Audit Committee Preapproval Policies and Procedures

All 2016 audit and nonaudit services provided by PwC were preapproved by the Committee. The nonaudit services that were preapproved by the Committee were also reviewed to ensure compatibility with maintaining PwC’s independence and compliance with SEC and other rules and regulations.

The Committee has implemented preapproval policies and procedures related to the provision of audit and nonaudit services. Under these procedures, the Committee preapproves both the type of services to be provided by PwC and the estimated fees related to these services.

Throughout the year, the Committee reviews any revisions to the estimates of audit and nonaudit fees initially approved.

PwC’s Attendance at the Annual Meeting

Representatives of PwC will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Vote Required

This proposal is ratified if the number of shares voted FOR exceeds the number of shares voted AGAINST. Any shares not voted on this proposal (whether by abstention or otherwise) will have no impact on this proposal. If you are a street name stockholder and do not vote your shares, your bank, broker, or other holder of record can vote your shares at its discretion on this proposal.

Your Board’s Recommendation

Your Board recommends that you vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Chevron’s independent registered public accounting firm.

28	Chevron Corporation—2017 Proxy Statement

Executive Compensation

Compensation Discussion and Analysis

Executive Summary

Business Description and Context

Chevron is an integrated company involved in virtually every facet of the energy industry. We explore for, produce and transport crude oil and natural gas; refine, market and distribute transportation fuels and lubricants; manufacture and sell petrochemicals and additives; generate power; and develop and deploy technologies that enhance business value in every aspect of the Company’s operations. Our business is capital-intensive and has long investment horizons—most of our resource and manufacturing investments span decades. Most of our product sales are commodities, whose prices can be volatile, leading to fluctuating earnings and cash flow through the price cycles. Oil prices have declined 50 percent or more five times in the last 35 years and were particularly volatile in 2016, reaching decade lows as shown in the chart below. This resulted in sharp reductions in industry earnings and cash flow in 2016.

Note:	Brent futures prices are as of February 28, 2017.

Chevron responded to lower prices with decisive actions. To balance cash inflow with outflow by 2017 and improve overall Company performance, we implemented plans to:

•	Finish key projects under construction to enhance revenue and reduce capital outlays;

•	Increase investments in shorter cycle time opportunities, including shale and tight rock reservoirs;

•	Reduce capital and operating expenses;

•	Selectively sell assets; and

•	Prudently use available balance sheet debt capacity in the transition to balanced cash flows in 2017.

In 2016, Chevron increased its dividend payments for the 29th consecutive year, resulting in a dividend growth profile over the last 10 years that has far outpaced the S&P 500 and peer group1 average rates of growth. At year-end 2016, the Company’s 10-year cumulative dividend growth was 113 percent, 36 percent and 97 percent higher than the S&P 500 and peer group averages, respectively.

1Peer group: BP, ExxonMobil, Royal Dutch Shell, and Total

Chevron Corporation—2017 Proxy Statement	29

EXECUTIVE COMPENSATION

In 2016, Chevron’s stock price rose nearly 31 percent and we posted the best total shareholder return (TSR) among large-cap integrated energy companies (BP, ExxonMobil, Royal Dutch Shell, and Total), well above the S&P 500 Total Return Index. We also posted the best TSR performance among peers over the five- and

10-year periods through the end of 2016. Relative to the S&P 500 Total Return Index, the Company’s TSR underperformed in the five-year period, reflecting the significant drop in commodity prices, and outperformed in the 10-year period.

Pay Philosophy and Plan Design

The overall objective of our executive compensation program is to attract and retain management who will deliver long-term stockholder value in any business environment. Our programs are designed to:

•

Pay competitively across all salary grades and all geographies; our target compensation is determined by benchmarking comparable positions at other companies of equivalent size, scale, complexity, capital intensity, and geographic footprint. We reference both industry peers[1] and nonindustry peers[2] in this analysis;

•	Incentivize balanced short- and long-term decision making in support of a long-cycle-time business with a career-oriented employment model;

•	Pay for absolute and competitive performance, in alignment with stockholder returns; and

•	Apply compensation program rules in a manner that is internally consistent.

[1]	ExxonMobil, Royal Dutch Shell, BP, ConocoPhillips, Occidental, Phillips 66, Valero, Marathon Oil, Anadarko, Hess, Tesoro, Devon, and Marathon Petroleum
[2]

GE, Johnson & Johnson, AT&T, Pfizer, Verizon, Intel, Merck, PepsiCo, IBM, Boeing, 3M, Honeywell, Lockheed Martin, Dow Chemical, Ford, Duke Energy, Caterpillar, Northrop Grumman, AEP, HP Inc., International Paper Company, and Alcoa Inc.

30	Chevron Corporation—2017 Proxy Statement

EXECUTIVE COMPENSATION

The material components of our executive compensation program are summarized in the following chart.

The Management Compensation Committee (MCC) believes a majority of an executive’s pay should be composed of awards that are directly tied to Chevron and individual employee performance. The MCC considers all elements of pay when setting awards.

The large majority of each Named Executive Officer’s (NEO) compensation is at risk based on Company performance

(approximately 90 percent for the CEO and 84 percent for the other NEOs), and the large majority of this at-risk compensation is tied to Chevron’s stock price. What NEOs eventually earn from their at-risk compensation will align strongly with what stockholders earn over that same period from their investment in Chevron.

Chevron Corporation—2017 Proxy Statement	31

EXECUTIVE COMPENSATION

Response to 2016 Say-on-Pay Advisory Vote and Compensation Program Changes for 2017

Chevron engages regularly with its key stockholders and follows a robust process to systematically plan engagements and proactively address issues of importance to its stockholders. Among the issues routinely discussed in these engagements are Chevron’s executive compensation practices.

Our executive compensation programs have historically received strong stockholder support (averaging 95 percent from 2011 to 2015). Following the challenging conditions of the recent industry downturn, a number of stockholders expressed concern about the alignment of Chevron’s compensation structure with stockholder interests. This concern was reflected in the 54 percent stockholder support in the 2016 Say-on-Pay vote.

In response, our Board conducted significant outreach to stockholders. The Company’s Lead Director, Dr. Ronald D. Sugar, and the Chairman of the MCC, Mr. Enrique Hernandez, Jr., met with stockholders representing approximately 29 percent of Chevron’s outstanding stock to convey our compensation philosophy and listen to comments and suggestions for improvements in our compensation practices. Senior management of the Company conducted additional stockholder engagements. In total, we conducted 25 stockholder engagement meetings representing 36 percent of our outstanding shares. Input from these stockholder engagement sessions elicited the following suggestions:

•	Compose the majority of long-term equity awards of performance shares, rather than options;

•	Place greater weighting on return on capital employed (ROCE) performance, in addition to TSR;

•	Provide more transparency in the determination of annual incentive plan awards;

•	Formally cap annual incentive plan awards;

•	Require more meaningful and sustained stock ownership by the CEO; and
•	Limit the use of special equity grants.

In response to the feedback, we made a number of changes. Effective with 2017 compensation decisions, the Company:

•

Modified the composition of LTIP awards to 50 percent performance shares, 25 percent stock options, and 25 percent restricted stock units, a change from prior equity grants that awarded 60 percent stock options and 40 percent performance shares; these changes are to dampen volatility associated with potential option values and ensure longer equity holding periods;

•	Added the S&P 500 Total Return Index as a fifth competitor in the relative TSR competitor group to ensure a broader, market-based hurdle to performance shares payout;

•

Increased the weighting and visibility of ROCE and project execution in the annual Chevron Incentive Plan (CIP) measure, to further strengthen accountability for project performance and capital management;

•	Increased the specificity and detail provided in the discussion of annual incentive measures and results that support the CIP awards;

•	Capped CIP bonus awards at 200 percent of target;

•	Increased the CEO equity holding requirement from five times to six times base salary; and

•	Committed to limited use of supplemental restricted stock unit grants to executive officers, except for extraordinary circumstances.

Chevron and the MCC believe these changes are responsive to the views expressed by our stockholders and are consistent with the Company’s long-standing overall compensation objectives. We will continue our dialogue with stockholders on compensation issues as part of our ongoing engagement.

2016 Performance

The year 2016 was one of very low oil and natural gas prices. Brent oil prices were the lowest in more than a decade, averaging just $44 per barrel. This compares with $52 per barrel in 2015 and $99 per barrel in 2014. Natural gas prices also declined in most markets. As a result, we recorded a loss of $0.5 billion, or $0.27 per share.

Chevron took significant actions in 2016 to transition the Company to being cash balanced in 2017 and to improve earnings going forward:

•

We made substantial progress completing and ramping up production of major oil and gas development capital projects, notably the Gorgon Liquefied natural gas (LNG) project, where at year-end, two LNG trains were online and the third was nearing completion.

•

We reduced capital spending to $22 billion, nearly $12 billion below 2015 spending levels and more than $4 billion under our Business Plan (refer to Business Plan description on page 37). The announced capital program for 2017 reflects an additional reduction of more than $2 billion, to an annual investment level of less than $20 billion.

•

We reduced operating expenses and selling, general and administrative expenses to $25 billion, more than $2 billion below 2015 levels and under the Business Plan. Additional reductions are planned in 2017.

•	Asset sale proceeds totaled slightly under $3 billion and are on track to meet our stated target of $5 billion to $10 billion over the two-year period 2016–2017.

32	Chevron Corporation—2017 Proxy Statement

EXECUTIVE COMPENSATION

Notes:

(1)	Total capital and exploratory expenditures includes equity in affiliates.
(2)	Operating expenses and selling, general and administrative expenses as reported on income statement (excludes affiliate spend).

These and other actions enabled us to preserve our balance sheet, ending the year with a prudent 24 percent debt ratio. At the same time, the Company increased the annual dividend by $0.01 per share to $4.29, representing the 29th consecutive annual payment increase.

The actions taken contributed to our stock price rising nearly 31 percent during 2016. Chevron ranked No. 1 in TSR relative to our peer group for any annualized holding period from year-end 2016 going back 25 years. Over both near-term and long-term investment horizons, Chevron stockholders have benefited from their investment in our Company.

CEO Pay Outcome

Chevron CEO John S. Watson’s overall target compensation, which only represents a pay opportunity, differs from his realized pay outcomes. The MCC establishes Mr. Watson’s target compensation, including long-term equity awards, based on several factors, including an external comparison of compensation opportunities awarded to CEOs at comparably sized companies and a consistent application of Chevron’s internal compensation policies and structure. His realized pay outcome is based largely on subsequent Company performance, especially stock price performance.

Management is accountable for Chevron’s financial results, which were weak for 2016 in an absolute sense largely because oil prices averaged only $44 per barrel, a trough in prices not seen in more than a decade. At the same time, Chevron met numerous operational objectives during the year and took decisive actions to improve results. Financial results in the second half of 2016 were significantly stronger than in the first half and we are well positioned to achieve our goal of becoming cash balanced in 2017. Performance on elements of the business within our control—such as project execution, capital spending, and expense management—were well received by our investors and led to stronger performance on TSR versus peers.

The MCC approved a 2016 CIP corporate performance rating of 0.75, against a target of 1.0 and a maximum of 2.0, based on the Company’s overall performance across four broad categories with assigned weightings. Refer to pages 38-39 for a detailed discussion of 2016 performance and CIP outcome.

The three-year performance period for performance shares granted in January 2014 ended on December 31, 2016. For this three-year period, Chevron ranked No. 1 in TSR among the five companies in the Long-Term Incentive Plan (LTIP) Performance Share Peer Group. This resulted in a payout modifier of 200 percent. Refer to page 41 for details of the 2014–2016 performance share payout.

Against this backdrop, pay actions for our CEO in 2016 and early 2017 included:

•	No salary increase in either 2016 or 2017.

•

A 2016 CIP award of $2,096,400, 25 percent under his target award of $2,795,300 and a 14 percent reduction from his 2015 CIP award of $2,450,000. His 2017 CIP award target was set at 150 percent of base salary, consistent with 2016.

•

Holding the target value of his LTIP award flat for 2015, 2016 and 2017. The 2016 LTIP award granted at the beginning of the year reflected the prior equity mix of 60 percent options and 40 percent performance shares. The 2017 award reflected the updated mix of 50 percent performance shares, 25 percent stock options, and 25 percent restricted stock units.

Despite outstanding TSR performance and the significant achievements in transitioning the Company to improve cash flow and earnings in 2017, the MCC felt these conservative actions were consistent with a low 2016 commodity price environment and poor earnings. As a result of these compensation actions, Mr. Watson’s reported pay was reduced by 2.4% before adjustment for pension.

Chevron Corporation—2017 Proxy Statement	33

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis in Detail

2016 Named Executive Officers

Chevron’s Named Executive Officers, or NEOs
John S. Watson, Chairman and Chief Executive Officer
Patricia E. Yarrington, Vice President and Chief Financial Officer
Michael K. Wirth, Vice Chairman and Executive Vice President, Midstream and Development
James W. Johnson, Executive Vice President, Upstream
Joseph C. Geagea, Executive Vice President, Technology, Projects and Services

Our Pay Philosophy

Our compensation programs have been designed with several important values and objectives in mind:

•

Pay competitively across all salary grades and all geographies; our target compensation is determined by benchmarking comparable positions at other companies of equivalent size, scale, complexity, capital intensity, and geographic footprint. We reference both oil industry peers and non-oil industry peers in this analysis;

•	Incentivize balanced short- and long-term decision-making in support of a long-cycle-time business with a career-oriented employment model;

•	Pay for absolute and competitive performance, in alignment with stockholder returns; and

•	Apply compensation program rules in a manner that is internally consistent.

The MCC believes that a majority of an executive’s pay should be composed of awards that are directly tied to Company and individual performance and considers all elements of pay together when setting awards.

Use of Peer Groups

We are always competing for the best talent with our direct industry peers and with the broader market. Accordingly, the MCC regularly reviews the market data, pay practices, and compensation ranges among both industry and nonindustry peers to ensure that we continue to offer a reasonable and competitive executive pay program each year. Our core peer group is reviewed regularly by the MCC and has had very few changes over the years. Throughout this Compensation Discussion and Analysis, we refer to three distinct peer groups, as described below. We source peer company data from compensation consultant surveys and public disclosures.

Peer Group	Description
Oil Industry Peer Group (13 companies)

Companies with substantial U.S. or global operations that closely approximate the size, scope, and complexity of our business or segments of our business.

This is the primary peer group used to understand how each NEO’s total compensation compares with the total compensation for reasonably similar industry-specific positions at these companies.

Non-Oil Industry Peer Group (22 companies)

Companies that are of significant financial and operational size and that have, among other features, global operations, significant assets and capital requirements, long-term project investment cycles, extensive technology portfolios, an emphasis on engineering and technical skills, and extensive distribution channels.

This is the secondary peer group used to periodically compare our overall compensation practices (and those of the oil and energy industry, generally) against a broader mix of non-oil companies that are similar to Chevron in size, complexity and scope of operations.

LTIP Performance Share Peer Group (4 companies and 1 stock index)

Companies used to compare our TSR for the purpose of determining performance share payout:

•  For LTIP grants issued prior to 2017: BP, ExxonMobil, Royal Dutch Shell, and Total

•  Effective with 2017 LTIP grant: BP, ExxonMobil, Royal Dutch Shell, Total, and S&P 500 Total Return Index

The inclusion of S&P 500 Total Return Index broadens the performance benchmark beyond industry peers and requires Chevron to outperform both industry peers and a market-based index in order to receive maximum payout. The MCC believes this further aligns executive pay with long-term stockholder interests.

34	Chevron Corporation—2017 Proxy Statement

EXECUTIVE COMPENSATION

The Oil Industry Peer Group companies most similar to Chevron in size, complexity, geographic reach, business lines, and location of operations are BP, ExxonMobil, Royal Dutch Shell, and Total. These companies are key competitors for stockholder investments within the larger global energy sector. We also compete for stockholder investment and employee talent with smaller U.S. companies, including the larger independent exploration and production companies and the larger independent refining and marketing companies.

The Non-Oil Industry Peer Group includes capital-intensive, global, large-scale, and high-complexity company comparators. The median market cap (as of 12/31/2016) of the Non-Oil Industry Peer Group was $92 billion (vs. $222 billion for Chevron) and the median sales for 2016 were $48 billion (vs. $103 billion for Chevron).

Components of Executive Compensation

The material components of our executive compensation program and their purposes and key characteristics are as follows:

•	Base salary

•	Annual incentive plan (Chevron Incentive Plan)
•	Long-Term Incentive Plan, including performance shares, stock options and restricted stock units

•	Benefits, including retirement plans, savings plans and other perquisites

Base Salary

Base salary is a fixed, competitive component of pay based on responsibilities, skills and experience. Base salaries are reviewed periodically in light of market practices and changes in responsibilities.

How Base Salaries Are Determined

Base salaries are determined through market surveys of positions of comparable level, scope, complexity, and responsibility. There is no pre-determined target or range within the Oil Industry Peer Group or the Non-Oil Industry Peer Group as an objective for Mr. Watson’s base salary. Instead, the MCC takes into account the data provided by the MCC’s independent consultant, the relative size, scope, and complexity of our business, Mr. Watson’s performance and the aggregate amount of Mr. Watson’s compensation package.

For the other NEOs, each executive officer is assigned a base salary grade. The MCC annually reviews the base salary grade ranges and may approve changes in the ranges based on business conditions and comparative peer group data (primarily the Oil Industry Peer Group) provided by the MCC’s independent consultant. Within each salary grade range, the MCC makes base salary determinations for each NEO taking into account individual qualitative considerations, such as individual performance, experience, skills, competitive positioning, retention objectives, and leadership responsibilities.

The independent Directors of the Board approve the compensation of the CEO and ratify the compensation of the other NEOs.

Chevron Corporation—2017 Proxy Statement	35

EXECUTIVE COMPENSATION

Adjustments in 2016 Base Salaries

After taking into account the market conditions and survey data, the MCC made no changes to any of the NEO salary grade ranges for 2016 compensation. As to individual salary changes, the MCC held the CEO’s base salary flat and adjusted our other NEOs’ base salaries in 2016 reflective of their 2015 performance, experience and competitive benchmarks.

NEO	Position	2015 Base salary	2016 Base salary	Adjustment for 2016
John S. Watson	Chairman and Chief Executive Officer	$1,863,500	$1,863,500	0.0%
Patricia E. Yarrington	Vice President and Chief Financial Officer	$1,059,500	$1,078,900	1.8%
Michael K. Wirth	Vice Chairman and Executive Vice President, Midstream and Development	$1,085,000	$1,098,400	1.2%
James W. Johnson	Executive Vice President, Upstream	$960,000	$1,034,000	7.7%
Joseph C. Geagea	Executive Vice President, Technology, Projects and Services	$865,000	$923,400	6.8%

Adjustments in 2017 Base Salaries

After taking into account the market condition and survey data, the MCC made no changes to any of the NEO salary grade ranges for 2017 compensation. As to individual salary changes, the MCC held CEO base salary flat and adjusted our other NEOs’ base salaries in 2017 (ranging from 3.8 percent to 13.8 percent) reflective of their 2016 performance, experience, and competitive benchmarks. Mike Wirth received a 13.8 percent increase in base salary due to his increased responsibility as a result of his promotion in 2017.

See page 47 in the Compensation Tables for base salary changes over time.

Annual Incentive Plan (Chevron Incentive Plan)

The Chevron Incentive Plan is designed to recognize annual performance achievements based on the MCC’s assessment of Company performance across four broad categories: financial, capital management, operating performance, and health, environment and safety. Each category contains multiple performance measures, reflecting outcomes on both short-term and long-term measures on absolute, relative, and time-series performance. The CIP also recognizes individual leadership through measurable individual contributions. The award is delivered as an annual cash bonus based on a percentage of base salary and makes up approximately 11 percent of the CEO’s annual compensation and on average 14 percent of all other NEOs’ annual compensation. The CIP award determination process is consistent across more than 50,000 CIP-eligible Chevron employees, with the award target varying by pay grade.

The CIP award for the CEO and the other NEOs is calculated as follows:

Base Salary	x	Award Target	x	Corporate Performance Rating	x	Individual Performance Factor
		À		À		À

Before the beginning of each performance year, the MCC establishes a CIP Award Target for the CEO and the other NEOs, which is based on a percentage of the NEO’s base salary.

The MCC sets award target with reference to the median award of our Oil Industry Peer Group. All individuals in the same salary grade have the same target, which provides internal equity and consistency.

After the end of the performance year, the MCC systematically reviews and assesses Company performance metrics, and sets the Corporate Performance Rating based on a range of measures in four categories.

Performance is viewed across multiple parameters (absolute results; results vs. plan; results vs. Oil Industry Peer Group and/or general industry; performance trends over time). The performance metrics are also assessed taking into account the elements that may be market driven or otherwise beyond the control of management. See pages 38-39 for a discussion of 2016 performance.

The minimum Corporate Performance Rating is zero (i.e., no award), and the maximum is two (i.e., 200 percent of target).

The MCC also takes into account individual performance. This is largely a personal leadership dimension, recognizing the individual’s effort, initiative and impact.

The CEO recommends to the MCC an Individual Performance Factor (IPF) for each NEO other than himself.

The MCC determines the final IPF for the CEO and the other NEOs. The independent directors of the Board approve the IPF for the CEO and ratify the IPF for the other NEOs.

36	Chevron Corporation—2017 Proxy Statement

EXECUTIVE COMPENSATION

Chevron goes through a rigorous goal-setting and performance review process to determine the CIP Corporate Performance Rating. Annually, Business Plan targets are determined after thorough reviews and approvals by the Strategy and Planning Committee (S&PC), a subcommittee of the Executive Committee, and the Board. The S&PC is responsible for setting targets that challenge the Company to optimize strategies and portfolio composition and to improve operational performance to create stockholder value. Robust annual performance measures, weightings, and goals are established alongside the Business Plan subject to review and approval by the MCC. Mid-year and end-of-year reviews by the Board and the MCC systematically assess progress against these measures. The MCC has the discretion to adjust the CIP award downward if it determines that business or economic considerations warrant such an adjustment.

Changes to the CIP

In response to extensive stockholder engagements, the MCC approved the following changes to our CIP program beginning with the 2016 performance year:

•	CIP awards are capped at 200 percent of target.

•	The corporate performance components and weightings have been revised to place more emphasis on project performance and capital management.

•	We established “capital management” as its own category with 30 percent weighting.

•	We expanded the ROCE metrics to include annual and rolling five-year performance against peers.

•	We identified specific, targeted project development objectives to measure progress on key capital investment programs.

Our CIP disclosure on pages 38 to 39 provides additional details to explain the performance results and the corporate performance rating.

2016 CIP Corporate Performance Rating

In January 2017, the MCC evaluated Chevron’s 2016 performance across the four categories—financial, capital management, operating performance, and health, environment and safety—and assigned an overall CIP corporate performance rating of 0.75.

In order to determine the 2016 Corporate Performance Rating, a raw score range was assigned based on the Company’s actual performance with respect to the particular performance measures comprising each category as measured against the Company’s Business Plan objectives. This raw score can span from zero (reflecting very poor performance) to two (reflecting outstanding performance) for each category. Category weights are then applied to the raw score ranges to determine an overall range. When determining the Corporate Performance Rating, the MCC may apply discretion when assessing the Company’s absolute performance against the Business Plan objectives and the Company’s performance relative to competitors.

Chevron Corporation—2017 Proxy Statement	37

EXECUTIVE COMPENSATION

Specific inputs to the MCC’s evaluation are summarized below.

Category	Weight		Performance measures	Year-end results vs. Plan highlights “Plan” refers to Board-approved Business Plan	Results(1)	Raw Score (0.00 - 2.00)	Weighted Score
Financials	40%		Earnings per share (EPS)	($0.27) EPS; low prices impacted earnings. Met Plan(2). Impairments offset cost reductions.		0.60 - 0.70	0.24 - 0.28
			Net cash flow(3)	$(11.8) B; low prices impacted cash flow. Exceeded Plan(2) . Implemented actions to achieve cash flow breakeven in 2017(4).
			Divestiture proceeds	$2.8 B; Below 2016 Plan; Progressed transactions—expect to realize upper end of $5-10 B range for 2016-2017.
Capital management	30%		Return on capital employed(5) (ROCE)	(0.1)%; Met Plan(2); performance vs. peers impacted by upstream / liquids weighting.		0.60 - 0.70	0.18 - 0.21
			Capital and exploratory expenditures (C&E), including equity in affiliates.	$22.4 B; less than $26.6 B Plan.
		Major milestones	Gorgon	Trains 1 & 2 started-up; Train 3 on schedule. Gaps in Train 1 ramp-up.
			Wheatstone	On schedule for mid-2017 start up.
			Angola LNG	Repairs and improvements completed and online. Sustained production achieved, with delay.
			Other Projects	Chuandongbei, Alder, Bangka start-ups achieved. Mafumeira Sul delayed until 1Q 2017.
Operating performance	15%		Net production, including impact of divestments	Slightly under 0-4% targeted growth range. Partitioned Zone restart delayed. Gorgon Train 1 ramp-up slow. Permian growth exceeded Plan.		0.90 - 1.00	0.14 - 0.15
			Operating expenses + selling, general and administrative expenses	$25.0 B; under Plan. Down $2.5 B versus 2015.
			Refining utilization, including joint ventures and affiliates	Exceeded Plan by 1.4%.
Health, environment and safety	15%		Personal safety	World-class 0.016 Days Away From Work Rate; some gaps in severity.		0.80 - 0.90	0.12 - 0.14
			Process safety and environmental	Continued reduction in Loss of Containment events. Record low spills.
				Corporate Performance Rating Range			0.68 - 0.78
				Final Corporate Performance Rating			0.75

Notes:

(1)	Results refer to met / exceeded Business Plan (green), met Business Plan with some gaps (yellow) or did not meet Business Plan (red).
(2)

Normalized to exclude impact of factors that are beyond the control of management, including price, exchange rates, and other market effects; basis for comparison vs. the Business Plan as it more accurately measures operational performance.

(3)	Cash flow after dividends = change in cash and marketable securities and change in debt.
(4)	Cash flow breakeven in 2017 assumes a $50 per barrel Brent price.
(5)	See “Definitions of Selected Financial Terms” in Exhibit 99.1 of the Chevron Annual Report on Form 10-K for the year ended December 31, 2016.

Financials—40 Percent

•

Earnings—2016 earnings and earnings per share met Business Plan targets, excluding the impact of low commodity prices and other market-driven elements beyond management control. Strong operational asset performance and significant efforts to lower costs mostly offset impairment charges, which were in part triggered by the low price environment. On an absolute basis, Chevron reported a loss of $0.5 billion and a loss of $0.27 per share, reflecting low commodity prices.

38	Chevron Corporation—2017 Proxy Statement

EXECUTIVE COMPENSATION

•

Net cash flow—We remain on target to be cash flow breakeven at $50 Brent in 2017. Absent the impact of commodity prices, 2016 net cash flow was better than the Business Plan because of actions taken to lower operating expenses, restructure staff, and curtail capital investments. On an absolute basis, net cash flow was $(11.8) billion, reflecting low commodity prices.

•

Divestiture proceeds—$2.8 billion in sales proceeds were realized in 2016. Although less than the original Business Plan, several transactions progressed in 2016 that are expected to close within the first half of 2017, and we expect to attain the upper end of the targeted $5 billion to $10 billion in asset sale proceeds over the 2016–2017 timeframe.

•	Based on the preceding, the raw score range assigned to this category for the 2016 performance year was 0.60–0.70 out of a maximum of 2.0.

Capital Management—30 Percent

•

Return on capital employed (ROCE)—2016 annual ROCE performance beat the Business Plan objective, excluding commodity price impacts. Reported ROCE for 2016 was (0.1) percent, reflecting very weak commodity prices. The Company’s relative five-year ROCE performance vs. peers deteriorated slightly, reflecting Chevron’s Upstream–weighted and, within Upstream, oil-weighted (vs. natural gas–weighted) portfolio.

•

Capital and exploratory expenditures (C&E)—C&E totaled $22.4 billion in 2016, $4.2 billion or 16 percent lower than the Business Plan. Deliberate pacing, prioritizing and high-grading of investments in response to the weak commodity price environment occurred.

•	Major milestones:

•

Gorgon—First cargo for Gorgon Train 1 loaded in first quarter per the Business Plan. Some production interruptions occurred in subsequent months. Gorgon Train 2 loaded its first cargo in fourth quarter per the Business Plan and has delivered a quick ramp-up and steady, high plant utilization since then. Gorgon Train 3 was on track for first production in mid 2017, per Business Plan, and started up ahead of schedule in first quarter 2017.

•	Wheatstone—On track to deliver first production in mid-2017 per the Business Plan. Some slippage in platform commissioning occurred. Total project cost increased to $34 billion.

•	Angola LNG—Substantial repair program completed, though some delays were encountered. Stable plant performance achieved in the fourth quarter.
•

Other projects—Chuandongbei (China), Alder (U.K. North Sea) and Bangka (Indonesia) projects were started on time. Mafumeira Sul (Angola) startup was delayed by one quarter, into the first quarter of 2017.

•	Based on the preceding, the raw score range assigned to this category for the 2016 performance year was 0.60–0.70 out of a maximum of 2.0.

Operating Performance—15 Percent

•

Net production of 2.594 million barrels of oil-equivalent per day was slightly below the external guidance provided at the beginning of the year, for which management is held accountable. A large shortfall occurred in the Partitioned Zone, where production was not re-started midyear, as originally anticipated. There were some delays in the ramp-ups and timing of certain major capital projects, but these impacts were largely offset by higher production from our U.S. shale and tight assets, where production exceeded the Business Plan.

•

Operating expenses and selling, general and administrative expenses totaled $25.0 billion, well under the Business Plan and $2.5 billion lower than 2015. Over the past two years, our costs have declined 16 percent.

•	Refining unit utilization rates exceeded the Business Plan by 1.4 percent.

•	Based on the preceding, the raw score range assigned to this category for the 2016 performance year was 0.90–1.00 out of a maximum of 2.0.

Health, Environment and Safety—15 Percent

•

Maintained industry-leading personal safety rates, better than the Business Plan and achieving record lows on most measures, including the Days Away From Work Rate and Total Recordable Incidents Rate. The opportunity for improvements is still evident in lowering the incidence of high-consequence, low-probability events.

•	Achieved record low spills and had continued improvement in lowering both the number and the impact of loss of containment incidents.

•	Based on the preceding, the raw score range assigned to this category for the 2016 performance year was 0.80–0.90 out of a maximum of 2.0.

2016 NEO CIP Awards

The MCC and the independent Directors of the Board assessed corporate and individual performance in making CIP awards based on 2016 performance. The MCC would normally consider individual adjustments for the CEO and the other NEOs based on review of the individual’s impact on the financial and operational success during the year. However, given the significant transformation that took place in all of Chevron’s business segments in 2016 and many Company achievements in a challenging year, the MCC chose to recognize the collective effort and treat the executive leadership as one team. Therefore, the CEO and the other NEOs all received a 1.0 Individual Performance Factor (IPF) and their bonuses were equally impacted by the overall 2016 company performance. This does not represent a change in overall compensation philosophy. The MCC desires and will continue to evaluate individual performance and make appropriate differentiation in compensation decisions in future years.

NEO	Base Salary	x	CIP Award Target Percentage	x	Corporate Performance Rating	=	Total Award
John S. Watson	$1,863,500		150%		0.75		$2,096,400
Patricia E. Yarrington	$1,078,900		110%		0.75		$890,100
Michael K. Wirth	$1,098,400		110%		0.75		$906,200
James W. Johnson	$1,034,000		120%		0.75		$930,600
Joseph C. Geagea	$923,400		110%		0.75		$761,800

Chevron Corporation—2017 Proxy Statement	39

EXECUTIVE COMPENSATION

Long-Term Incentive Plan

The key objective of our Long-Term Incentive Plan is to encourage performance that drives stockholder value over the long-term. The target value of an NEO’s LTIP award at grant time is determined by the MCC, with input from its independent compensation consultant and referencing external benchmark comparisons. The objective is to ensure that Chevron is competitive against its industry peer companies on the overall target compensation (cash plus equity), after allowing for appropriate differentiation based on size, scale, scope, and job responsibilities.

Each year in January, the MCC determines a target value of LTIP awards for the CEO and the other NEOs based on industry competitive data. These awards provide incentive compensation opportunities tied to Chevron’s future long-term performance.

In setting the LTIP target value for the CEO, the MCC relies on input from its independent compensation consultant and benchmark research, focusing on the form and amount of similar compensation opportunities in the Oil Industry Peer Group. The MCC also considers the CEO’s demonstrated performance and the Company’s size, scope, and complexity relative to the comparison companies. Similarly, for the other NEOs, the MCC sets an annual LTIP target value for each salary grade as a multiple of salary, referencing median incentive opportunities for executives in similar positions at companies in the Oil Industry Peer Group.

The LTIP award represents a pay opportunity. The ultimate realized value of equity-based awards is determined by absolute and relative stock price performance over a three- to 10-year period.

Changes to LTIP Components

Based on recent input from stockholders, Chevron adopted three changes for the 2017 LTIP program, described below and further in the table:

•	Restricted stock units (RSUs) are now a routine component of equity awards, and the proportion of performance shares, stock options and restricted stock units has changed;

•	The S&P 500 Total Return Index will be added as a fifth competitor in determining performance share awards. The inclusion of the S&P 500 Total Return Index broadens the peer group and imposes a stringent market-based performance hurdle for payout. It reflects the fact that stockholders have a wide range of investment choices, inside and outside the energy industry; and

•

Performance shares and RSUs now accrue dividend equivalents that are reinvested as additional shares and/or units and are paid at the end of the vesting period. The inclusion of dividends aligns better with Chevron’s stockholder value strategy and is a common practice among oil industry and non-oil industry peers.

Component	2016 Proportion	2017 Proportion	How It Works
Performance Shares	40%	50%	• Payout is dependent on Chevron’s TSR over a three-year period, compared with our LTIP Performance Share Peer Group. Peer group includes S&P 500 Total Return Index for 2017 and forward.
			Relative TSR ranking	1	2	3	4	5	6
			2016 grant payout as a % of target	200%	150%	100%	50%	0%	N/	A
			2017 grant payout as a % of target	200%	160%	120%	80%	40%	0%

•  Performance shares accrue dividend equivalents that are reinvested as additional shares, to be paid at the end of the performance period, and subject to the performance modifier.

•  MCC can exercise negative discretion to reduce payout.

•  Actual number of shares granted is determined by dividing the proportionate value of the NEO’s LTIP award by Chevron’s closing common stock price on the grant date.

•  Payment is made in cash. Refer to page 52 footnote 2 for calculation details.

Stock Options	60%	25%

•  Strike price is equal to the closing common stock price on the grant date.

•  Options vest and become exercisable one-third per year, based on continued service for the first three years, and expire 10 years after the grant date.

•  Gain realized depends on the common stock price at the exercise date compared with the strike price.

•  Actual number of stock options granted is determined by dividing the proportionate value of the NEO’s LTIP award by the Black-Scholes option value on the grant date in accordance with Grant Date Fair Value calculation as defined by the Securities and Exchange Commission (SEC).

Restricted Stock Units	0%	25%

•  Actual number of RSUs granted is determined by dividing the proportionate value of the NEO’s LTIP award by Chevron’s closing common stock price on the grant date.

•  Five-year cliff vesting lengthens equity holding time.

•  RSUs accrue dividend equivalents that are reinvested as additional units, to be paid at the time of vesting.

•  Payment is made in cash based on closing common stock price on the vesting date.

40	Chevron Corporation—2017 Proxy Statement

EXECUTIVE COMPENSATION

Supplemental RSUs: Prior to 2017, RSUs were not a component of the annual equity award mix, but from time to time the Board approved selective RSU grants to recognize exceptional individual performance that had a direct impact on Chevron’s results and to serve as an additional retention tool for such individuals. Historically, these RSUs vested at the end of three years. Beginning in 2017, we committed to limited use of supplemental RSU grants for executive officers, except in extraordinary circumstances. Supplemental RSUs, if awarded, will accrue dividend equivalents that are reinvested as additional units and paid at the end of three years.

LTIP Metrics

The MCC continues to believe that TSR is the best overall pay-for-performance measure to align our CEO and other NEOs’ performance with stockholder interests. TSR is the standard metric for stockholders to use in measuring the Company’s performance because it easily allows for meaningful comparisons of our performance relative to other companies within our same industry, and it also allows for easy comparison with our stockholders’ other investment alternatives. It is objectively determined by third-party market participants independent of the Company’s judgment. The MCC believes that Company performance on other measures—operational and financial, over the short-term and long-term—is ultimately reflected in TSR results.

The majority of the LTIP award derives value directly from TSR (relative and absolute). For the CEO and the other NEOs to earn the originally targeted compensation, Chevron must show sustained competitive performance and Chevron’s stockholders must be rewarded with competitive TSR results.

A Closer Look at the LTIP Mix: Why a Mix of Options, Performance Shares and RSUs?

The MCC believes the new LTIP mix (50 percent performance shares, 25 percent stock options and 25 percent restricted stock units) offers an improved combination of incentive opportunities. It aligns better with our business objectives and is consistent with prevailing standards. Each vehicle has its own risk-reward profile and a different time horizon (three-year performance period for performance shares, five-year cliff vesting for restricted stock units and 10-year term of stock options). Together, these vehicles align our executives with stockholder interests over the long-term and reward them for absolute and competitive stock performance.

2014–2016 Performance Share Payout

The three-year performance period for performance shares granted in January 2014 ended on December 31, 2016. For this three-year period, Chevron ranked No. 1 in TSR among the five companies in the LTIP Performance Share Peer Group. This resulted in a payout modifier of 200 percent. Refer to “Option Exercises and Stock Vested in Fiscal Year 2016” on pages 52 and 53 for details on the performance payout calculation.

(1)	Per program rules, based on average stock price for the 20-trading days prior and up to the listed dates.

Chevron Corporation—2017 Proxy Statement	41

EXECUTIVE COMPENSATION

2016 LTIP Grants

In January 2016, the MCC approved the following LTIP awards to the CEO and other NEOs:

NEO	2016 LTIP Target Value	Stock Options*	Performance Shares*	RSUs*
John S. Watson	$15,322,000	964,800	73,600	—
Patricia E. Yarrington	$ 3,810,240	239,900	18,300	—
Michael K. Wirth	$ 5,334,340	239,900	18,300	18,300
James W. Johnson	$ 4,950,000	311,700	23,800	—
Joseph C. Geagea	$ 3,810,240	239,900	18,300	—

*

Number of awarded stock options, performance shares, and RSUs was determined based on the Company’s common stock price on January 27, 2016, the grant date Black-Scholes value for stock options, and a performance share factor of 100 percent reflecting expected performance at target. As these inputs may vary from those used for financial reporting, the target value shown above may not match the values presented in the “Summary Compensation Table” or the “Grants of Plan-Based Awards in Fiscal Year 2016” table in this Proxy Statement on pages 47 and 49, respectively.

During 2016 and in prior years, the Board has occasionally approved the grant of RSUs in recognition of exceptional individual performance. Mr. Wirth received an RSU grant in January 2016, in recognition of outstanding performance and achievements while leading our Downstream business to its best year ever ($7.6 billion in earnings in 2015). Starting in 2017, we committed to limited use of supplemental RSU grants except for extraordinary circumstances.

2017 LTIP Grants

In January 2017, the MCC approved the following LTIP awards to the CEO and other NEOs. The composition of the equity awards has changed, as described on pages 40–41. The new compensation program is reflective of recent stockholder input.

The Board feels that the new program represents an improved combination of incentive opportunities, is aligned with our business objectives and is consistent with prevailing standards.

Although the composition of the equity awards has changed, the target value has remained flat for both the CEO and the other NEOs with the exception of Mike Wirth, who received a supplemental RSU grant in 2016. None of the NEOs received a 2017 supplemental RSU grant.

NEO	2017 LTIP Target Value	Stock Options*	Performance Shares*	Standard RSUs*
John S. Watson	$15,322,000	250,000	65,340	32,670
Patricia E. Yarrington	$ 3,810,240	62,200	16,250	8,120
Michael K. Wirth	$ 4,950,000	80,800	21,110	10,560
James W. Johnson	$ 4,950,000	80,800	21,110	10,560
Joseph C. Geagea	$ 3,810,240	62,200	16,250	8,120

*

Number of awarded stock options, performance shares and RSUs was determined based on the Company’s common stock price on January 25, 2017, the grant date Black-Scholes value for stock options, and a performance share factor of 100 percent reflecting expected performance at target. As these inputs may vary from those used for financial reporting, the target value shown above may not match the values to be presented in the 2018 Proxy Statement’s “Summary Compensation Table” or the “Grants of Plan-Based Awards in Fiscal Year 2017” table.

Why Option Quantities Differ Between Years

The MCC has granted the same level of LTIP target value to the CEO for the last three years—2015, 2016, and 2017.

Chevron determines the number of options by dividing the proportionate value of the NEO’s LTIP award by the Black-Scholes option value on the grant date. The methodology is consistent with Grant Date Fair Value as defined by the SEC and as reported in the “Summary Compensation Table.” Black-Scholes values are influenced by stock price at grant date. Lower Black-Scholes values lead to a higher number of shares being granted. Conversely, higher Black-Scholes values lead to a lower number of shares being granted.

The table below shows options awarded to the CEO over the past three years. As part of compensation program revisions adopted by Chevron, options compose a smaller percentage of the overall equity award in 2017. This too contributed to the large reduction in options being granted between 2016 and 2017.

	John S. Watson LTIP Target Value	Grant Price	Black- Scholes Value	Options
2017	$15,322,000	$117.24	$15.32	250,000 (25% of LTIP award value)
2016	$15,322,000	$ 83.29	$ 9.53	964,800 (60% of LTIP award value)
2015	$15,322,000	$103.71	$13.89	662,000 (60% of LTIP award value)

See pages 47 and 49, respectively, for the “Summary Compensation Table” and the “Grants of Plan-Based Awards in Fiscal Year 2016” table for value and terms of the LTIP awards granted in early 2016. The 2017 grant information will be discussed in the 2018 Proxy Statement.

42	Chevron Corporation—2017 Proxy Statement

EXECUTIVE COMPENSATION

Retirement Programs and Other Benefits

NEOs, like all other employees, have retirement programs and other benefits as part of their overall compensation package at Chevron. We believe that these programs and benefits:

•	Support our long-term investment cycle; and

•	Encourage retention and long-term employment.

Retirement Programs

All of our employees, including our NEOs, have access to retirement programs that are designed to enable them to accumulate retirement income. The defined benefit (pension) and defined contribution (401(k) savings) plans allow highly compensated employees to receive the same benefits they would have earned without the IRS limitations on qualified retirement plans under the Employee Retirement Income and Security Act. The deferred compensation plan allows eligible employees to defer salary, CIP awards, and LTIP payouts.

Plan Name	Plan Type	How It Works	What’s Disclosed
Chevron Retirement Plan (CRP)	Qualified Defined Benefit (IRS §401(a))	Participants are eligible for a pension benefit when they leave the Company as long as they meet age, service, and other provisions under the plan.	In the “Summary Compensation Table” and the “Pension Benefits Table” in this Proxy Statement, we report the change in pension value in 2016 and the present value of each NEO’s accumulated benefit under the CRP. The increase in pension value is not a current cash payment. It represents the increase in the value of the NEOs’ pensions, which are paid only after retirement.
Chevron Retirement Restoration Plan (RRP)	Nonqualified Defined Benefit	Provides participants with retirement income that cannot be paid from the CRP due to IRS limits on compensation and benefits.[1]	In the “Pension Benefits Table” and accompanying narrative in this Proxy Statement, we describe how the RRP works and present the current value of each NEO’s accumulated benefit under the RRP.
Employee Savings Investment Plan (ESIP)	Qualified Defined Contribution (IRS §401(k))	Participants who contribute a percentage of their annual compensation (i.e., base salary and CIP award) are eligible for a Company matching contribution, up to annual IRS limits.[2]	In the footnotes to the “Summary Compensation Table” in this Proxy Statement, we describe Chevron’s contributions to each NEO’s ESIP account.
Employee Savings Investment Plan– Restoration Plan (ESIP–RP)	Nonqualified Defined Contribution	Provides participants with an additional Company matching contribution that cannot be paid into the ESIP due to IRS limits on compensation and benefits.[3]	In the footnotes to the “Nonqualified Deferred Compensation Table” in this Proxy Statement, we describe how the ESIP-RP works. In the “Summary Compensation Table” and the “Nonqualified Deferred Compensation Table,” we present Chevron’s contributions to each NEO’s ESIP-RP account.
Deferred Compensation Plan (DCP)	Nonqualified Defined Contribution

Participants can defer up to:

• 90 percent of CIP awards and LTIP performance share payouts; and

• 40 percent of base salary above the IRS limit (IRS §401(a)(17)) for payment after retirement or separation from service.

In the “Nonqualified Deferred Compensation Table” in this Proxy Statement, we report the aggregate NEO deferrals and earnings in 2016.
(1)	Employees whose compensation exceeds the limits established by the IRS for covered compensation and benefit levels. IRS annual compensation limit was $265,000 in 2016.

(2)

Participants who contribute at least 2 percent of their annual compensation to the ESIP receive a Company matching contribution of 8 percent (or 4 percent if they contribute 1 percent). The annual limit for both employer and employee contributions to a qualified defined contribution plan was $53,000 in 2016.

(3)

Participants who contribute at least 2 percent of their annual compensation to the Deferred Compensation Plan receive a Company matching contribution of 8 percent of their base salary that exceeds the IRS annual compensation limit.

Benefit Programs

The same health and welfare programs, including post-retirement health care, that are broadly available to employees on our U.S. payroll also apply to NEOs, with no other special programs except executive physicals (as described below under Perquisites).

Perquisites

Perquisites for NEOs are limited and consist principally of financial counseling fees, executive physicals, home security, and the aggregate incremental costs to Chevron for personal use of Chevron automobiles and aircraft. The MCC periodically reviews our policies with respect to perquisites. In the “Summary Compensation Table” in this Proxy Statement, we report the value of each NEO’s perquisites for 2016.

Chevron Corporation—2017 Proxy Statement	43

EXECUTIVE COMPENSATION

Best Practice in Compensation Governance

To ensure independent oversight, stockholder alignment and long-term sustainability, our executive compensation program has the following governance elements in place.

WHAT WE DO		WHAT WE DO NOT DO

✓

Stock ownership guidelines for the Chief Executive Officer, five times base salary increasing to six times effective 2017; for the Executive Vice Presidents and Chief Financial Officer, four times base salary

		✗	No excessive perquisites; all have a specific business rationale

✓	Deferred accounts are inaccessible until a minimum of one year following termination	✗	No individual supplemental executive retirement plans

✓	Clawback provisions are included in the CIP, LTIP, Deferred Compensation Plan, Retirement Restoration Plan and Employee Savings Investment Plan-Restoration Plan for misconduct	✗	No stock option repricing, reloads or exchanges without stockholder approval

✓	Significant CEO pay at risk (90 percent)	✗	No loans or purchases of Chevron equity securities on margin

✓	Thorough assessment of Company and individual performance	✗	No transferability of equity securities (except in the case of death or a qualifying court order)

✓	Robust succession planning process with Board review twice a year	✗	No stock options granted below fair market value

✓	MCC composed entirely of independent Directors	✗	No hedging or pledging of Chevron equity securities

✓	Independent compensation consultant, hired by and reports directly to the MCC	✗	No change-in-control agreements for NEOs

✓	MCC has discretion to reduce performance share payouts	✗	No tax gross-ups for NEOs

✓	CIP and certain LTIP awards (i.e., performance-based compensation) intended to qualify for deduction under Section 162(m) of Internal Revenue Code	✗	No “golden parachutes” or “golden coffins” for NEOs

✓	Annual assessment of incentive compensation risks

44	Chevron Corporation—2017 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Governance: Oversight and Administration of the Executive Compensation Program

Role of the Board of Directors’ Management Compensation Committee

The Board of Directors’ Management Compensation Committee oversees the executive compensation program. The MCC works closely with its independent compensation consultant, Meridian Compensation Partners, LLC. and management to review pay and performance relative to the Business Plan approved by the Board and to industry peers. The MCC solicits input from the CEO concerning the performance and compensation of other NEOs.

The CEO does not participate in discussion about his own pay; and proposed change to the compensation of the CEO is recommended by the MCC and approved by the independent Directors of the Board. A complete description of the MCC’s authority and responsibility is provided in its charter, which is available on our website at www.chevron.com and in print upon request.

Independent Compensation Advice

The MCC retains an independent compensation consultant—Meridian Compensation Partners LLC—to assist with its duties. The MCC first engaged Meridian in mid-2014, following a comprehensive request-for-proposal process and subsequent screening and selection. The MCC has the exclusive right to select, retain and terminate Meridian, as well as to approve any fees, terms and other conditions of its service. Meridian and its lead consultant report directly to the MCC, but, when directed to do so by the MCC, they work cooperatively with Chevron’s management to develop analyses and proposals for the MCC. Meridian provides the following services to the MCC:

•	Education on executive compensation trends within and across industries;
•	Recommendation regarding compensation philosophy and compensation levels;

•	Selection of compensation comparator groups; and

•	Identification and resolution of technical issues associated with executive compensation plans, including tax, accounting, and securities regulations.

Meridian does not provide any services to the Company. The MCC is not aware of any work performed by Meridian that raised any conflicts of interest.

Compensation Risk Management

The MCC annually undertakes a risk assessment of Chevron’s compensation programs to ensure these programs are appropriately designed and do not motivate individuals or groups to take risks that are reasonably likely to have a material adverse effect on the Company. Following its most recent comprehensive review of the design, administration and controls of these programs, the MCC was satisfied that Chevron’s programs are well structured with strong governance and oversight mechanisms in place to minimize and mitigate potential risks.

Stock Ownership Guidelines

We require our NEOs to hold prescribed levels of Chevron common stock, further linking their interests with those of our stockholders. Executives have five years to attain their stock ownership guideline.

As shown in the table below, for fiscal year 2017, we have strengthened our CEO stock ownership guidelines from five times base salary to six times base salary. Further, beginning in fiscal year 2017, NEOs who have not attained their stock ownership guidelines will be required to hold shares acquired under the LTIP program until such ownership requirements are met.

Position	2016 Ownership Guidelines	2017 Ownership Guidelines
CEO	Five times base salary	Six times base salary
Executive Vice Presidents, and Chief Financial Officer	Four times base salary	Four times base salary
All Other Executive Officers	Two times base salary	Two times base salary

Based upon our 250-day trailing average stock price ending December 31, 2016 ($99.96), our CEO had a stock ownership base salary multiple of 8.9, and all other NEOs had an average stock ownership base salary multiple of 4.8. The MCC believes these ownership levels provide adequate focus on our long-term business model.

Employment, Severance and Change-in-Control Agreements

In general, we do not maintain employment, severance, or change-in-control agreements with our NEOs. Upon retirement or separation from service for other reasons, NEOs are entitled to certain accrued benefits and payments generally available to other employees. We describe these benefits and payments in the “Pension Benefits Table,” the “Nonqualified Deferred Compensation Table” and the “Potential Payments Upon Termination or Change-in-Control” table in this Proxy Statement.

Chevron Corporation—2017 Proxy Statement	45

EXECUTIVE COMPENSATION

Compensation Recovery Policies

The Chevron Incentive Plan, Long-Term Incentive Plan, Deferred Compensation Plan for Management Employees, Retirement Restoration Plan, and Employee Savings Investment Plan–Restoration Plan include provisions permitting us to “claw back” certain amounts of cash and equity awarded to an NEO at any time if the NEO engages in certain acts of misconduct, including, among other things: embezzlement; fraud or theft; disclosure of confidential information or other acts that harm our business, reputation or employees; misconduct resulting in Chevron having to prepare an accounting restatement; and failure to abide by post-termination agreements respecting confidentiality, noncompetition or nonsolicitation.

Tax Gross-Ups

We do not pay tax gross-ups to our NEOs. We do provide standard expatriate packages, which include tax equalization payments, to all employees of the Company who serve on overseas assignments, including executive officers.

Tax Deductibility of NEO Compensation

We have structured our CIP and certain LTIP awards with the intention of meeting the requirements for deductibility under Section 162(m) of the Internal Revenue Code, which permits Chevron to deduct certain compensation paid to our CEO and other three most highly paid executives (excluding our Chief Financial Officer) if such compensation in excess of $1 million is performance-based. Although the MCC considers the deductibility of the compensation of our executives, in order to maintain flexibility and retain and motivate our executive officers, it does not require all compensation to be deductible. For example, the portion of the base salaries in excess of $1 million for our covered officers is not deductible; however, the MCC considers these salaries to be in the best interests of Chevron and its stockholders. Further, time-based RSUs are not qualified under Section 162(m) and therefore are not deductible.

46	Chevron Corporation—2017 Proxy Statement

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation of our named executive officers, or NEOs, for the fiscal year ended December 31, 2016, and for the fiscal years ended December 31, 2015, and December 31, 2014, if they were NEOs in those years. The primary components of each NEO’s compensation are also described in our “Compensation Discussion and Analysis” in this Proxy Statement.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
J.S. Watson, Chairman and CEO(7)	2016	$1,863,500	$5,397,824	$9,194,544	$ 2,096,400	$ 5,894,429	$ 210,794	$24,657,491
	2015	$1,855,479	$5,484,480	$9,195,180	$ 2,450,000	$ 2,805,467	$ 239,203	$22,029,809
	2014	$1,825,500	$4,816,500	$8,586,240	$ 3,100,000	$ 7,364,392	$ 277,785	$25,970,417
P.E. Yarrington, Vice President and Chief Financial Officer	2016	$1,073,242	$1,342,122	$2,286,247	$ 890,100	$ 863,855	$ 85,859	$6,541,425
	2015	$1,056,729	$1,364,160	$2,286,294	$ 1,025,600	$ 1,556,120	$ 90,964	$7,379,867
	2014	$1,035,417	$1,107,795	$2,246,400	$ 1,309,800	$ 3,981,814	$ 100,131	$9,781,357
M.K. Wirth, Vice Chairman and Executive Vice President, Midstream and Development(7)	2016	$1,094,492	$2,866,329	$2,286,247	$ 906,200	$ 1,845,887	$ 130,490	$9,129,645
	2015	$1,080,392	$2,888,697	$2,286,294	$ 1,092,300	$ 675,731	$ 100,426	$8,123,840
	2014	$1,063,600	$1,107,795	$2,246,400	$ 1,526,400	$ 2,414,629	$ 128,417	$8,487,241

J.W. Johnson, Executive Vice President, Upstream	2016	$1,012,417	$1,745,492	$2,970,501	$ 930,600	$ 2,640,381	$ 116,929	$9,416,320
	2015	$929,667	$2,888,697	$2,286,294	$ 985,300	$ 1,639,327	$ 226,413	$8,955,698

J.C. Geagea, Executive Vice President, Technology, Projects and Services	2016	$906,367	$1,342,122	$2,286,247	$ 761,800	$ 2,551,179	$ 97,479	$7,945,194

(1)

Reflects actual salary earned during the fiscal year covered. Compensation is reviewed after the end of each year, and salary increases, if any, are generally effective April 1 of the following year. The following table reflects the annual salary rate and effective date for the years in which each person was an NEO and the amounts deferred under the Deferred Compensation Plan for Management Employees II (DCP).

Name	Salary Effective Date	Salary	Total Salary Deferred Under the DCP
J.S. Watson	April 2016	$1,863,500	$ 186,350
	April 2015	$1,863,500	$ 185,548
	April 2014	$1,836,000	$ 182,550
P.E. Yarrington	April 2016	$1,078,900	$ 16,165
	April 2015	$1,059,500	$ 15,835
	April 2014	$1,050,000	$ 15,508
M.K. Wirth	April 2016	$1,098,400	$ 16,590
	April 2015	$1,085,000	$ 16,308
	April 2014	$1,069,200	$ 16,072
J.W. Johnson	April 2016	$1,034,000	$ 14,948
	April 2015	$960,000	$ 13,293
J.C. Geagea	April 2016	$923,400	$ 12,827

We explain the amount of salary and non-equity incentive plan compensation in proportion to total compensation in our “Compensation Discussion and Analysis—Pay Philosophy and Plan Design.”

(2)

Amounts for each fiscal year reflect the aggregate grant date fair value of performance shares and restricted stock units (RSUs) granted under the Long-Term Incentive Plan of Chevron Corporation (LTIP) on January 27, 2016. We calculate the grant date fair value of these awards in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (ASC Topic 718), as described in Note 23, “Stock Options and Other Share-Based Compensation,” to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2016. These RSUs and performance shares do not accrue dividends or dividend equivalents. For purposes of this table only, estimates of forfeitures related to service-based vesting conditions for awards have been disregarded.

For performance shares granted on January 27, 2016, the per-share grant date fair value was $73.34. We use a Monte Carlo approach to calculate estimated grant date fair value. To derive estimated grant date fair value per share, this valuation technique simulates total shareholder return (TSR) for the Company and our LTIP Performance Share Peer Group (BP, ExxonMobil, Royal Dutch Shell, and Total) using market data for a period equal to the term of the performance period, correlates the simulated returns within the peer group to estimate a probable payout value, and discounts the probable payout value using a risk-free rate for Treasury bonds having a term equal to the performance period. Performance shares are paid in cash, and the cash payout, if any, is based on market conditions at the end of the performance period (January 2016 through December 2018). Payout is calculated in the manner described in Footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2016” table in this Proxy Statement.

For Mr. Wirth, the 2016 amount also includes the aggregate grant date fair value of RSUs granted under the LTIP on January 27, 2016. The per-unit grant date fair value of the restricted stock units was $83.29, the closing price of Chevron common stock on the grant date. These RSUs are paid in cash upon vesting and are payable following the third annual anniversary of the grant date. Total payout will be based on the Chevron common stock closing price on the vesting date.

Chevron Corporation—2017 Proxy Statement	47

EXECUTIVE COMPENSATION

The material terms of performance shares and RSUs granted in 2016 are described in the “Grants of Plan-Based Awards in Fiscal Year 2016” and “Outstanding Equity Awards at 2016 Fiscal Year-End” tables in this Proxy Statement.

(3)

Amounts for each fiscal year reflect the aggregate grant date fair value of nonstatutory/nonqualified stock options granted under the LTIP on January 27, 2016. The per-option grant date fair value was $9.53. We calculate the grant date fair value of these stock options in accordance with ASC Topic 718, as described in Note 23, “Stock Options and Other Share-Based Compensation,” to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2016. Stock options do not accrue dividends or dividend equivalents. For purposes of this table only, estimates of forfeitures related to service-based vesting conditions for awards have been disregarded. The material terms of stock options granted in 2016 are described in the “Grants of Plan-Based Awards in Fiscal Year 2016” and “Outstanding Equity Awards at 2016 Fiscal Year-End” tables in this Proxy Statement.

(4)

2016 amounts reflect Chevron Incentive Plan (CIP) awards for the 2016 performance year that were paid in March 2017. The following NEOs elected to defer portions of their awards to the DCP as follows: Mr. Watson, 25 percent, or $524,100; and Ms. Yarrington, 1 percent, or $8,901. See “Compensation Discussion and Analysis—Components of Executive Compensation—Annual Incentive Plan (Chevron Incentive Plan)” for a detailed description of CIP awards.

(5)

2016 amounts represent the aggregate change in the actuarial present value of the NEO’s pension value for the Chevron Retirement Plan (CRP) and the Chevron Retirement Restoration Plan (RRP) from January 1, 2016, through December 31, 2016, expressed as a lump sum. (The Deferred Compensation Plan for Management Employees and Deferred Compensation Plan for Management Employees II (both, the DCP) and ESIP Restoration Plan (ESIP-RP) do not pay above-market or preferential earnings and are not represented in this table.) For purposes of this disclosure, we have used the same amounts required to be disclosed in the “Pension Benefits Table” in this Proxy Statement.

2016 changes in the actuarial present value of an NEO’s pension value are attributable to five factors.

Increases in highest average earnings (HAE)

HAE is the highest consecutive 36-month average base salary and CIP awards.

Interest and discount rate assumptions used to estimate the value of the benefit

Generally, a higher interest rate produces a lower pension value, and a lower interest rate produces a higher pension value. The lump sum interest rates for determining the actuarial present values of the pension benefit are based on the Pension Protection Act of 2006 lump sum interest rates, and such rates are lower in 2016 than those used in 2015. In addition, 2016’s discount rate, 3.9 percent, is lower than 2015’s discount rate, 4.0 percent.

An additional year of age

The Chevron Retirement Plan and Retirement Restoration Plan provide an unreduced benefit at age 60 for eligible participants. Generally, being a year older results in an increase in pension value due to a shorter discount period from the current age to the assumed retirement age of 60. Once an NEO reaches age 60, the discount rate no longer applies. Furthermore, the pension value can be negatively impacted when the assumed duration of future payments is shorter based on age and actuarial assumptions.

An additional year of benefit service earned in 2016

All of the NEOs worked for a full year in 2016, and their pension benefits increased because they earned an additional year of benefit service.

Mortality projections

When mortality tables project longer life spans, pension benefits increase.

The following table provides a breakdown of the percent change in the NEO’s pension values:

		Factors
Name	Total Percent Change in Pension Value, Jan. to Dec. 2016(a)	Higher HAE	Change in Interest Rate and Discount Rate Assumptions	One Year Older	One Additional Year of Service	Mortality
J.S. Watson	14.9%	0.0%	6.9%	4.8%	3.1%	0.1%
P.E. Yarrington	4.6%	0.2%	3.5%	-2.1%	2.9%	0.1%
M.K. Wirth	15.1%	0.3%	5.9%	5.3%	3.5%	0.1%
J.W. Johnson	24.8%	9.6%	6.3%	5.3%	3.4%	0.2%
J.C. Geagea	31.1%	15.7%	6.3%	5.5%	3.5%	0.1%

(a)

Calculated as follows: (actuarial present value of accumulated benefit at December 31, 2016 (reported in the “Pension Benefits Table” in this Proxy Statement)—actuarial present value of accumulated benefit at December 31, 2015 (reported in the “Pension Benefits Table” in last year’s Proxy Statement)) / actuarial present value of accumulated benefit at December 31, 2015 (reported in the “Pension Benefits Table” in last year’s Proxy Statement).

Additional information concerning the present value of benefits accumulated by our NEOs under these defined benefit retirement plans is included in the “Pension Benefits Table” in this Proxy Statement.

(6)

All Other Compensation for 2016 includes the following items but excludes other arrangements that are generally available to our salaried employees on the U.S. payroll and do not discriminate in scope, terms, or operation in favor of our NEOs, such as our medical, dental, disability, and group life insurance programs.

	J.S. Watson	P.E. Yarrington	M.K. Wirth	J.W. Johnson	J.C. Geagea
ESIP Company Contributions(a)	$21,200	$21,200	$21,200	$21,200	$21,200
ESIP-RP Company Contributions(a)	$127,880	$64,659	$66,359	$59,793	$51,309
Perquisites(b)
Financial Counseling(c)	$19,305	$–	$13,959	$14,128	$10,200
Motor Vehicles(d)	$7,271	$–	$–	$–	$–
Air Travel(e)	$32,513	$–	$9,731	$467	$3,070
Residential Security(f)	$326	$–	$444	$13,943	$–
Executive Physical(g)	$–	$–	$–	$4,367	$1,500
Expatriate Tax Equalization(h)	$–	$–	$–	$–	$9,412
International Board Trip(i)	$2,299	$–	$16,014	$2,243	$–
Other(j)	$–	$–	$2,783	$788	$788
TOTAL, ALL OTHER COMPENSATION	$210,794	$85,859	$130,490	$116,929	$97,479

48	Chevron Corporation—2017 Proxy Statement

EXECUTIVE COMPENSATION

(a)

The Employee Savings Investment Plan (ESIP) is a tax-qualified defined contribution plan open to employees on the U.S. payroll. The Company provides a matching contribution of 8 percent of annual compensation when an employee contributes 2 percent of annual compensation or 4 percent if they contribute 1 percent. Employees may also choose to contribute an amount above 2 percent, but none of the amount above 2 percent is matched. The Company match up to IRS limits ($265,000 of income in 2016) is made to the qualified ESIP account. For amounts above the IRS limit, the executive can elect to have 2 percent of base pay directed into the DCP, and the Company will match those funds with a contribution to the nonqualified ESIP-RP. Company contributions to the ESIP-RP are described further in the “Nonqualified Deferred Compensation Table” of this Proxy Statement.

(b)

Reflects perquisites and personal benefits received by an NEO in 2016 to the extent that the total value of such perquisites and personal benefits was equal to or exceeded $10,000. Items deemed perquisites are valued on the basis of their aggregate incremental cost to the Company. We do not provide tax gross-ups to our NEOs for any perquisites; however, we do in certain cases pay expatriate and tax equalization benefits in connection with overseas assignments, as described further in footnote (h). Except in the case of motor vehicles (footnote (d)) and air travel (footnote (e)), aggregate incremental cost is the same as actual cost.

(c)	In the case of Messrs. Johnson and Geagea, includes amounts paid on their behalf for preparation of tax returns in connection with expatriate assignments.

(d)

Aggregate incremental cost reflects the sum of (i) annual lease value multiplied by the percentage of mileage attributable to personal use and (ii) the cost of fuel for mileage attributable to personal use.

(e)

Generally, executives are not allowed to use Company planes for personal use. For security reasons, the CEO has been requested to use a Company plane in most instances of travel, including instances of travel deemed personal. On a very limited basis, the CEO may authorize the personal use of a Company plane by other persons if, for example, it is in relation to and part of a trip that is otherwise business-related or it is in connection with a personal emergency. Aggregate incremental cost was determined by multiplying the operating hours attributable to personal use by the average estimated direct operating costs and the addition of crew costs for overnight lodging, meals and other fees, as applicable. For Mr. Watson, includes aggregate incremental cost for personal use of corporate aircraft. For everyone else, includes the cost of spousal travel on commercial aircraft when the spouse accompanies the NEO on Chevron-related travel.

(f)	Reflects home security, monitoring and maintenance for Messrs. Watson, Wirth, and Johnson.

(g)	For Mr. Johnson, includes both the cost of the executive physical, as well as the travel-related costs of airfare and lodging associated with the executive physical.

(h)

Mr. Johnson and Mr. Geagea served on expatriate assignments in prior years, during which they received customary expatriate and tax equalization benefits intended to place expatriate employees in a similar net tax position as a similarly compensated employee in the United States. Amounts shown above for Mr. Geagea reflect amended tax equalization and similar payments in 2016, including adjustments to prior years’ earnings based on the tax reporting and filing process. Mr. Johnson’s equalization benefits are not reflected above, as estimated taxes plus prior years’ amendments results in a net negative value.

(i)

Reflects the aggregate incremental actual cost incurred in connection with the NEO’s spouses’ attendance at the Board of Directors’ September 2016 trip to Australia, including commercial air travel in lieu of corporate air travel, lodging, meals, and tours. Generally, every two years, the Board travels to an international Chevron location of operation to gain additional insight into Chevron’s operations in such location and to meet with local and expatriate Chevron management and personnel, as well as local, state, and national officials. Officers’ spouses are invited to attend the international Board trip to learn about Chevron’s operations, foster social interaction among the Directors and executives, attend receptions with local and expatriate Chevron employees and their families and with local government officials, tour Chevron facilities, and participate in community engagement and other goodwill activities on behalf of Chevron.

(j)	Includes aggregate incremental cost of meals, activities, and other amenities for NEOs’ spouses’ participation in corporate events.

(7)	Mr. Watson and, effective February 2017, Mr. Wirth are also Directors of the Company, but they do not receive any additional compensation for their Board-related service.

Grants of Plan-Based Awards in Fiscal Year 2016

The following table sets forth information concerning the grants of non-equity and equity incentive plan awards to our named executive officers, or NEOs, in 2016. Non-equity incentive plan awards are made under our Chevron Incentive Plan (CIP), and equity incentive plan awards (performance shares, stock options, and restricted stock unit awards) are made under our Long-Term Incentive Plan of Chevron Corporation (LTIP). These awards are also described in our “Compensation Discussion and Analysis” in this Proxy Statement. Page 32 also includes a summary of compensation program changes made by Chevron in 2017 to respond to stockholder feedback.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards(6)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
J.S. Watson	CIP		–	$2,795,250	5,590,500	–	–	–	–	–	–	–
	Perf Shares	1/27/2016	–	–	–	18,400	73,600	147,200	–	–	–	$5,397,824
	Options	1/27/2016	–	–	–	–	–	–	–	964,800	$83.29	$9,194,544
P.E. Yarrington	CIP		–	$1,186,790	2,373,580	–	–	–	–	–	–	–
	Perf Shares	1/27/2016	–	–	–	4,575	18,300	36,600	–	–	–	$1,342,122
	Options	1/27/2016	–	–	–	–	–	–	–	239,900	$83.29	$2,286,247
M.K. Wirth	CIP		–	$1,208,240	2,416,480	–	–	–	–	–	–	–
	Perf Shares	1/27/2016	–	–	–	4,575	18,300	36,600	–	–	–	$1,342,122
	Options	1/27/2016	–	–	–	–	–	–	–	239,900	$83.29	$2,286,247
	RSUs	1/27/2016	–	–	–	–	–	–	18,300	–	–	$1,524,207
J.W. Johnson	CIP		–	$1,240,800	2,481,600	–	–	–	–	–	–	–
	Perf Shares	1/27/2016	–	–	–	5,950	23,800	47,600	–	–	–	$1,745,492
	Options	1/27/2016	–	–	–	–	–	–	–	311,700	$83.29	$2,970,501
J.C. Geagea	CIP		–	$1,015,740	2,031,480	–	–	–	–	–	–	–
	Perf Shares	1/27/2016	–	–	–	4,575	18,300	36,600	–	–	–	$1,342,122
	Options	1/27/2016	–	–	–	–	–	–	–	239,900	$83.29	$2,286,247
(1)

The CIP is an annual incentive plan that pays a cash award for performance and is paid in March following the performance year. See our “Compensation Discussion and Analysis—Components of Executive Compensation—Annual Incentive Plan (Chevron Incentive Plan)” for a detailed description of CIP awards, including the criteria for determining the amounts payable. “Target” is a dollar value based on a percentage of the NEO’s base salary set by the Management Compensation Committee prior to the beginning of the performance year. Actual 2016 performance-year award results, which are approved in January 2017 and paid in March 2017, are reported in the “Summary Compensation Table” in the “Non-Equity Incentive Plan Compensation” column. Under the 2016 CIP, there is no threshold award. The maximum award is 200% of target for all CIP eligible employees.

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EXECUTIVE COMPENSATION

(2)

Reflects performance shares granted under the LTIP. See our “Compensation Discussion and Analysis—Components of Executive Compensation—Long-Term Incentive Plan” for a detailed description of performance share awards, including the criteria for determining the cash amounts payable. “Target” is the number of performance shares awarded in 2016. If there is a payout, “threshold” represents the lowest possible payout (25 percent of the grant) and “Maximum” reflects the highest possible payout (200 percent of the grant). Performance shares are paid out in cash, and the cash payout, if any, will occur at the end of the three-year performance period (January 2016 through December 2018). Payout is calculated in the manner described in Footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2016” table in this Proxy Statement. These performance share awards do not accrue dividends or dividend equivalents.

(3)

Reflects RSUs granted under the LTIP. See our “Compensation Discussion and Analysis—Components of Executive Compensation—Long-Term Incentive Plan” for a detailed description of RSU awards. These RSUs are paid in cash upon vesting and the payout will occur following the third annual anniversary of the grant date. Total payout will be based on the Chevron common stock closing price on the vesting date multiplied by the number of vested RSUs. These RSUs do not accrue dividends or dividend equivalents.

(4)

Reflects nonstatutory/nonqualified stock options granted under the LTIP. See our “Compensation Discussion and Analysis—Components of Executive Compensation—Long-Term Incentive Plan” for a description of stock option awards. Stock options have a 10-year term and vest at the rate of 33.33 percent per year, with vesting occurring on the first, second, and third annual anniversary of the grant date. The value of stock options realized upon exercise is determined by multiplying the number of stock options by the difference between the fair market value at the time of exercise and the exercise price of the stock options. Stock option awards do not accrue dividends or dividend equivalents.

(5)	The exercise price is the closing price of Chevron common stock on the grant date.

(6)

We calculate the grant date fair value of each award in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (ASC Topic 718) and as described in Footnotes 2 and 3 to the “Summary Compensation Table” in this Proxy Statement.

50	Chevron Corporation—2017 Proxy Statement

EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table sets forth information concerning the outstanding equity incentive awards at December 31, 2016, for each of our named executive officers, or NEOs.

	Option Awards					Stock Awards
Name(1)	Grant Date of Option Awards	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
J.S. Watson	1/27/2016		964,800	$83.29	1/27/2026	–		–	73,600	$17,325,440
	1/28/2015	220,666	441,334	$103.71	1/28/2025				59,100	$13,912,140
	1/29/2014	229,333	114,667	$116.00	1/29/2024
	1/30/2013	377,000		$116.45	1/30/2023
	1/25/2012	420,000		$107.73	1/25/2022
	1/26/2011	340,000		$94.64	1/26/2021
	1/27/2010	340,000		$73.70	1/27/2020
	3/25/2009	170,000		$69.70	3/25/2019
	3/26/2008	112,000		$84.96	3/26/2018
	3/28/2007	125,000		$74.08	3/28/2017
P.E. Yarrington	1/27/2016		239,900	$83.29	1/27/2026	–		–	18,300	$4,307,820
	1/28/2015	54,866	109,734	$103.71	1/28/2025				14,700	$3,460,380
	1/29/2014	60,000	30,000	$116.00	1/29/2024
	1/30/2013	103,000		$116.45	1/30/2023
	1/25/2012	105,000		$107.73	1/25/2022
	1/26/2011	132,000		$94.64	1/26/2021
	1/27/2010	135,000		$73.70	1/27/2020
	3/25/2009	130,000		$69.70	3/25/2019
	3/26/2008	39,000		$84.96	3/26/2018
M.K. Wirth	1/27/2016		239,900	$83.29	1/27/2026	18,300	(6)	$2,153,910	18,300	$4,307,820
	1/28/2015	54,866	109,734	$103.71	1/28/2025	14,700	(7)	$1,730,190	14,700	$3,460,380
	1/29/2014	60,000	30,000	$116.00	1/29/2024
	3/27/2013	3,000		$120.19	3/27/2023
	1/30/2013	90,000		$116.45	1/30/2023
	1/25/2012	105,000		$107.73	1/25/2022
	1/26/2011	132,000		$94.64	1/26/2021
	1/27/2010	135,000		$73.70	1/27/2020
	3/25/2009	130,000		$69.70	3/25/2019
	3/26/2008	112,000		$84.96	3/26/2018
J.W. Johnson	1/27/2016		311,700	$83.29	1/27/2026				23,800	$5,602,520
	1/28/2015	54,866	109,734	$103.71	1/28/2025	14,700	(7)	$1,730,190	14,700	$3,460,380
	1/29/2014	60,000	30,000	$116.00	1/29/2024
	1/30/2013	77,500		$116.45	1/30/2023
	1/25/2012	78,000		$107.73	1/25/2022
	1/26/2011	38,000		$94.64	1/26/2021
	1/27/2010	38,000		$73.70	1/27/2020
	3/25/2009	19,000		$69.70	3/25/2019
	3/26/2008	31,000		$84.96	3/26/2018
J.C. Geagea	1/27/2016		239,900	$83.29	1/27/2026	–		–	18,300	$4,307,820
	1/28/2015	54,866	109,734	$103.71	1/28/2025				14,700	$3,460,380
	1/29/2014	60,000	30,000	$116.00	1/29/2024
	1/30/2013	54,000		$116.45	1/30/2023
	1/25/2012	37,000		$107.73	1/25/2022
	1/26/2011	38,000		$94.64	1/26/2021
	1/27/2010	38,000		$73.70	1/27/2020
	3/25/2009	36,000		$69.70	3/25/2019
	3/26/2008	23,000		$84.96	3/26/2018

(1)

Termination for reasons other than for misconduct may result in full or partial vesting of awards granted under the Long-Term Incentive Plan of Chevron Corporation (LTIP). Full or partial vesting depends upon the sum of an NEO’s age plus his or her years of service. This policy is a reflection of our belief that the LTIP should be designed to encourage retention and support long-term employment. For a description of the effect of this policy on the outstanding LTIP awards of our NEOs, refer to the “Potential Payments Upon Termination or Change-in-Control” section of this Proxy Statement.

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EXECUTIVE COMPENSATION

(2)

Stock options have a 10-year term and vest at the rate of 33.33 percent per year, with vesting occurring on the first, second, and third annual anniversary of the grant date. Stock option awards do not accrue dividends or dividend equivalents.

(3)	Market value is based upon number of restricted stock units (RSUs) that have not vested multiplied by $117.70, the closing price of Chevron common stock on December 30, 2016.

(4)

Represents performance shares that vest and are paid out in cash at the end of the applicable three-year performance period. The January 27, 2016 grant vests on December 31, 2018 and is paid in 2019 and the January 28, 2015 grant vests on December 31, 2017 and is paid in 2018. Payout is calculated in the manner described in Footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2016” table in this Proxy Statement. These performance share awards do not accrue dividends or dividend equivalents.

(5)

Represents the estimated cash payout value of performance shares based upon the number of performance shares multiplied by $117.70, the closing price of Chevron common stock on December 30, 2016. The performance modifier for the most recent payout was 200 percent, which reflects the maximum payout and is reflected in the estimated payment value shown in the table. The estimated payout value may not necessarily reflect the final payout, which will be calculated in the manner described in Footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2016” table in this Proxy Statement.

(6)

Represents unvested RSUs granted on January 27, 2016 as part of the annual January LTIP award cycle. 100 percent will vest on January 27, 2019 if Mr. Wirth is employed through the vesting date. These RSUs do not accrue dividend equivalents and are paid out in cash upon vesting.

(7)

Represents unvested RSUs granted on January 28, 2015 as part of the annual January LTIP award cycle. 100 percent will vest on January 28, 2018 if Messrs. Wirth and Johnson are employed through the vesting date. These RSUs do not accrue dividend equivalents and are paid out in cash upon vesting.

Option Exercises and Stock Vested in Fiscal Year 2016

The following table sets forth information concerning the cash value realized by each of our named executive officers, or NEOs, upon exercise of stock options or vesting of performance share awards in 2016.

	Options		Performance Shares
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(2)
J.S. Watson	–	$–	100,000	$11,662,000
P.E. Yarrington	–	$–	23,000	$2,682,260
M.K. Wirth	125,000	$3,298,547	23,000	$2,682,260
J.W. Johnson	13,000	$355,646	23,000	$2,682,260
J.C. Geagea	26,000	$738,920	23,000	$2,682,260

(1)

Value realized upon exercise was determined by multiplying the number of stock options exercised by the difference between the weighted average fair market value of Chevron common stock on the exercise date and the exercise price of the stock options.

Name	Shares Acquired on Exercise	Grant Date	Exercise Price	Exercise Date	Weighted Average Fair Market Value on Exercise Date	Value Realized on Exercise
M.K. Wirth	4,222	03/28/2007	$74.08	08/01/2016	$99.5523	$107,544
M.K. Wirth	120,778	03/28/2007	$74.08	08/01/2016	$100.5004	$3,191,003
J.W. Johnson	13,000	03/28/2007	$74.08	08/10/2016	$101.4374	$355,646
J.C. Geagea	13,000	03/28/2007	$74.08	08/12/2016	$102.0000	$362,960
J.C. Geagea	13,000	03/28/2007	$74.08	08/15/2016	$103.0000	$375,960

(2)	Represents the cash value of vested performance shares granted in 2014 for the performance period January 2014 through December 2016.

We calculate the cash value of performance share payouts as follows:

First, we calculate our total shareholder return (TSR) and the TSR of our LTIP Performance Share Peer Group (BP, ExxonMobil, Royal Dutch Shell, and Total) for the three-year performance period. We calculate TSR for the three-year performance period as follows:

TSR =	(20-day average ending share price (–) 20-day average beginning share price (+) reinvested dividend value)
20-day average beginning share price

“Ending” refers to the last 20 trading days of the performance period. “Beginning” refers to the last 20 trading days prior to the start of the performance period. In each instance, we use closing prices to calculate the 20-day average.

The results are expressed as an annualized average compound rate of return.

Second, we rank our TSR against the TSR of our LTIP Performance Share Peer Group to determine the performance modifier applicable to the awards. Our rank then determines what the performance modifier will be, as follows:

Our Rank	1st	2nd	3rd	4th	5th
Performance Modifier	200%	150%	100%	50%	0%

For example, if we rank first in TSR as compared with our LTIP Performance Share Peer Group, then the performance modifier would be 200 percent. Under the rules of the Long-Term Incentive Plan of Chevron Corporation (LTIP), in the event our measured TSR is within 1 percent of the nearest competitor(s), the results will be considered a tie, and the performance modifier will be the average of the tied ranks. For example, if Chevron ranks fifth in TSR and ties with the TSR of the company that ranks fourth, it will result in a modifier of 25 percent (the average of 50 percent and zero percent).

Third, we determine the cash value and payout of the performance share award, as follows:

Number of Performance Shares Granted	x	Performance Modifier	x	20-Day Trailing Average Price of Chevron Common Stock at the End of the Performance Period	=	Cash Value/Payout

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For awards of performance shares made in 2014, the three-year performance period ended December 2016. Chevron ranked first in TSR among our LTIP Performance Share Peer Group, resulting in a performance modifier for the period of 200 percent. Accordingly, the cash value of the performance shares vested in 2016 for 2014 awards was calculated as follows:

	Shares Granted	x	Modifier	=	Shares Acquired on Vesting	x	20-Day Trailing Average Price	=	Cash Value/ Payout
J.S. Watson	50,000		200%		100,000		$ 116.62		$ 11,662,000
P.E. Yarrington	11,500		200%		23,000		$ 116.62		$ 2,682,260
M.K. Wirth	11,500		200%		23,000		$ 116.62		$ 2,682,260
J.W. Johnson	11,500		200%		23,000		$ 116.62		$ 2,682,260
J.C. Geagea	11,500		200%		23,000		$ 116.62		$ 2,682,260

Ms. Yarrington elected to defer 1 percent of her 2014 performance share grant to the Deferred Compensation Plan for Management Employees II (DCP), or $26,822.60. Provisions of the DCP and Ms. Yarrington’s distribution election are described in the footnotes to the “Nonqualified Deferred Compensation Table” in this Proxy Statement.

Pension Benefits Table

The following table sets forth information concerning the present value of benefits accumulated by our named executive officers, or NEOs, under our defined benefit retirement plans, or pension plans.

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year
J.S. Watson	Chevron Retirement Plan	35	$ 2,077,327	$ –
	Chevron Retirement Restoration Plan		$ 43,318,416
P.E. Yarrington	Chevron Retirement Plan	35	$ 2,052,381	$ –
	Chevron Retirement Restoration Plan		$ 17,747,733
M.K. Wirth	Chevron Retirement Plan	31	$ 1,454,241	$ –
	Chevron Retirement Restoration Plan		$ 12,601,099
J.W. Johnson	Chevron Retirement Plan	33	$ 1,718,295	$ –
	Chevron Retirement Restoration Plan		$ 11,554,325
J.C. Geagea	Chevron Retirement Plan	32	$ 1,603,213	$ –
	Chevron Retirement Restoration Plan		$ 9,151,867

(1)

Credited service is computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to Chevron’s audited 2016 financial statements and is generally the period that an employee is a participant in the plan for which he or she is an eligible employee and receives pay from a participating company. Credited service does not include service prior to July 1, 1986, if employees were under age 25. Our NEOs have such pre–July 1, 1986, age 25 service. Their actual years of service are as follows: Mr. Watson, 36 years; Ms. Yarrington, 36 years; Mr. Wirth, 34 years; Mr. Johnson, 36 years; and Mr. Geagea, 35 years.

(2)

Reflects the actuarial present value of the accumulated benefit as of December 31, 2016, computed as of the same pension plan measurement date used for financial statement reporting purposes with respect to Chevron’s audited 2016 financial statements. A present value of the benefit is determined at the earliest age when participants may retire without any benefit reduction due to age (age 60, or current age if older, for the NEOs), using service and compensation as of December 31, 2016. This present value is then discounted with interest to the date used for financial reporting purposes. Except for the assumption that the retirement age is the earliest retirement without a benefit reduction due to age, the assumptions used to compute the present value of accumulated benefits are the assumptions described in Note 24, “Employee Benefit Plans,” to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2016. These assumptions include the discount rate of 3.9 percent as of December 31, 2016. This rate reflects the rate at which benefits could be effectively settled and is equal to the equivalent single rate resulting from yield curve analysis as described in Note 24. The present values reflect the lump sum forms of payment based on the lump sum interest rate assumptions used for financial reporting purposes on December 31, 2016, which are representative of the Pension Protection Act of 2006 lump sum interest rates.

See Footnote 5 to the “Summary Compensation Table” in this Proxy Statement for a description of the factors related to the change in the present value of the pension benefit.

Our NEOs are eligible for a pension after retirement and participate in both the Chevron Retirement Plan (CRP) (a defined-benefit pension plan that is intended to be tax-qualified under Internal Revenue Code section 401(a)) and the Chevron Retirement Restoration Plan (RRP) (an unfunded, nonqualified defined-benefit pension plan). The RRP is designed to provide benefits comparable with those provided by the CRP, but that cannot be paid from the CRP because of Internal Revenue Code limitations on benefits and earnings.

For employees hired prior to January 1, 2008, including all of our NEOs, the age 65 retirement benefits are calculated as a single life annuity equal to 1.6 percent of the participant’s highest average earnings multiplied by years of credited service, minus an offset for Social Security benefits. For this purpose, “highest average earnings” are the average of the highest base salary and Chevron Incentive Plan (CIP) awards over 36 consecutive months. On December 31, 2016, the applicable annualized average was: Mr. Watson, $5,338,667; Ms. Yarrington, $2,374,900; Mr. Wirth, $2,404,367; Mr. Johnson, $1,914,500; and Mr. Geagea, $1,668,250.

The CRP benefit reflects the earnings limitation imposed by the Internal Revenue Code for qualified plans. On December 31, 2016, the applicable annualized earnings, after reflecting the average of the last three-year Internal Revenue Code Compensation limitations, was $263,333.

The RRP benefit reflects the difference between the total retirement benefit, less the benefit provided under the CRP. The age 65 retirement benefits for employees hired prior to January 1, 2008, are reduced by early retirement discount factors of zero percent per year above age 60 and 5 percent per year from age 60 to age 50 and are actuarially reduced below age 50 as prescribed by the plans.

A participant is eligible for an early retirement benefit if he or she is vested on the date employment ends. Generally, a participant is vested after completing five years of service. All NEOs are eligible for an early retirement benefit, calculated as described above.

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Despite the calculations above, all retirees may elect to have their benefits paid in the form of a single life annuity or lump sum. Joint and survivor annuity, life and term-certain annuity, and uniform income annuity options are also available under the CRP.

The equivalent of optional forms of annuity payment are calculated by multiplying the early retirement benefit by actuarial factors, based on age, in effect on the benefit calculation date. The Internal Revenue Code applicable interest rate and applicable mortality table are used for converting from one form of benefit to an actuarially equivalent optional form of benefit. Employees can elect to have their CRP benefit commence prior to normal retirement age, which is age 65, but no earlier than when employment ends. CRP participants do not make distribution elections until separation from service.

The RRP may be paid as early as the first quarter that is at least one year following separation from service. Retirees may elect to receive the RRP lump sum equivalent in a single payment or in up to 10 annual installments.

Our NEOs made the following RRP distribution elections:

Name	# of Annual Installments Elected	Time of First Payment
J.S. Watson	1	First January that is at least one year following separation from service
P.E. Yarrington	1	First quarter that is at least one year following separation from service
M.K. Wirth	1	First quarter that is at least one year following separation from service
J.W. Johnson	4	First quarter that is at least one year following separation from service
J.C. Geagea	1	First quarter that is at least one year following separation from service

Nonqualified Deferred Compensation Table

In this section, we set forth information concerning the value of each named executive officer’s, or NEO’s, compensation deferred pursuant to our Deferred Compensation Plan for Management Employees and our Deferred Compensation Plan for Management Employees II (both, the DCP) and our Employee Savings Investment Plan Restoration Plan (ESIP-RP).

DCP

The DCP is an unfunded and nonqualified defined contribution plan that permits NEOs to defer up to 90 percent of Chevron Incentive Plan (CIP) awards and Long-Term Incentive Plan of Chevron Corporation (LTIP) performance share awards and up to 40 percent of salary. The DCP is intended to qualify as an unfunded pension plan maintained by an employer for a select group of management or highly compensated employees within the meaning of the Employee Retirement Income and Security Act.

DCP deferrals accrue earnings, including dividend equivalents and common stock price appreciation or depreciation, based upon an NEO’s selection of investments from 18 different funds that are designated by the Management Compensation Committee of the Board of Directors and that are also available in the Employee Savings Investment Plan, Chevron’s tax-qualified defined contribution plan open to employees on the U.S. payroll. DCP funds and their annual rates of return, as of December 31, 2016, were:

Chevron Common Stock Fund	36.36%
American Funds EuroPacific Growth Fund Class R-6	1.01%
Dodge & Cox Income Separate Account	6.16%
State Street U.S. Inflation Protected Bond Index Non-Lending Series Fund; Class C	4.59%
Vanguard Balanced Index Fund Institutional Shares	8.81%
Vanguard Developed Markets Index Fund Institutional Plus Shares	2.50%
Vanguard Emerging Markets Stock Index Fund Institutional Shares	11.76%
Vanguard Federal Money Market Fund	0.30%
Vanguard Institutional 500 Index Trust(1)	13.17%
Vanguard Institutional Extended Market Index Trust(1)	19.81%
Vanguard Institutional Total Bond Market Index Trust(1)	– 2.76%
Vanguard Institutional Total Stock Market Index Trust(1)	14.25%
Vanguard PRIMECAP Fund Admiral Shares	10.72%
Vanguard Real Estate Investment Trust (REIT) Index Fund Institutional Shares	8.51%
Vanguard Short-Term Bond Index Fund Institutional Plus	1.52%
Vanguard Small-Cap Index Fund Institutional Plus Shares	18.33%
Vanguard Total World Stock Index Fund Institutional Shares	8.77%
Vanguard Windsor II Fund Admiral Shares	13.49%

(1)	Returns are since inception on June 17, 2016.

54	Chevron Corporation—2017 Proxy Statement

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NEOs may transfer into and out of funds daily, except that they may not make round-trip transfers within 30 days. NEOs and other insiders may only transact in the Chevron Common Stock Fund during a 20-business day period that begins on the first business day that is at least 24 hours after the public release of quarterly and annual earnings (an Insider Trading Window). Deferrals for NEOs and other insiders who elect that their deferrals be tracked with reference to Chevron common stock are, upon deferral, tracked with reference to the Vanguard Treasury Money Market Fund. At the close of the Insider Trading Window, the balance of the Vanguard Treasury Money Market Fund is transferred to the Chevron Common Stock Fund. The 2016 annual rate of return for the Vanguard Treasury Money Market Fund was 0.25 percent.

Payments of DCP deferrals are made after the end of employment in up to 10 annual installments. Amounts tracked in Chevron common stock are paid in common stock, and all other amounts are paid in cash. Participants may elect payment to commence as early as the first quarter that is at least 12 months following separation from service. The DCP was amended for post-2004 deferrals in accordance with Section 409A of the Internal Revenue Code. As a result, NEOs may make different elections for pre-2005 and post-2004 deferrals. If a plan participant engages in misconduct (as defined in the DCP), DCP balances related to awards made under the LTIP or the CIP on or after June 29, 2005, may be forfeited.

ESIP-RP

The ESIP-RP is a nonqualified defined contribution restoration plan that provides for the Company contribution that would have been paid into the ESIP but for the fact that the NEO’s base salary exceeded the annual compensation limit under Internal Revenue Code 401(a)(17) ($265,000 in 2016). A minimum 2 percent deferral of base pay over the tax code’s annual compensation limit is required in order to receive a Company contribution in the ESIP-RP. Contributions are tracked in phantom Chevron common stock units. Participants receive phantom dividends on these units, based on the dividend rate as is earned on Chevron common stock. Plan balances may be forfeited if a participant engages in misconduct (as defined in the ESIP-RP). Accounts are paid out in cash, commencing as early as the first quarter that is at least 12 months following separation from service, in up to 10 annual installments.

Name(1)	Executive Contributions in the Last Fiscal Year(2)	Registrant Contributions in the Last Fiscal Year(3)	Aggregate Earnings in the Last Fiscal Year(4)	Aggregate Withdrawals/ Distributions(5)	Aggregate Balance at Last Fiscal Year-End(6)
J.S. Watson	$798,850	$127,880	$2,557,400	$–	$13,409,724
P.E. Yarrington	$38,562	$64,659	$3,618,770	$–	$30,640,891
M.K. Wirth	$2,003,279	$66,359	$1,390,040	$–	$13,533,941
J.W. Johnson	$14,948	$59,793	$414,502	$–	$2,310,859
J.C. Geagea	$12,827	$51,309	$98,136	$–	$461,947

(1)	Below are the payment elections made by each of the NEOs with respect to their DCP and ESIP-RP plan balances:

Name	Plan	# of Annual Installments Elected	Time of First Payment
J.S. Watson	DCP	1	First January that is at least one year following separation from service
	ESIP-RP	1	First January that is at least one year following separation from service
P.E. Yarrington	DCP	1	First quarter that is at least one year following separation from service
	ESIP-RP	1	First quarter that is at least one year following separation from service
M.K. Wirth	DCP	1	First quarter that is at least one year following separation from service
	ESIP-RP	1	First quarter that is at least one year following separation from service
J.W. Johnson	DCP	1	First quarter that is at least one year following separation from service
	ESIP-RP	1	First quarter that is at least one year following separation from service
J.C. Geagea	DCP	1	First quarter that is at least one year following separation from service
	ESIP-RP	1	First quarter that is at least one year following separation from service

(2)

Reflects 2016 DCP deferrals of salary, any 2015 performance-year CIP, and LTIP performance shares for the 2013–2015 performance period. Salary deferrals are also included in the “Salary” column that is reported in the “Summary Compensation Table” in this Proxy Statement, and quantified as “Total Salary Deferred Under the DCP” in Footnote 1 to that table. For Ms. Yarrington and Messrs. Watson and Wirth, the CIP deferred in 2016 was reported in Footnote 4 to the “Summary Compensation Table” in our 2016 Proxy Statement. The value of deferred LTIP performance shares was reported in Footnote 2 to the “Option Exercises and Stock Vested in Fiscal Year 2015” table in our 2016 Proxy Statement for Ms. Yarrington and for Mr. Wirth.

Name	2016 Salary Deferrals	2016 CIP Deferrals	2016 LTIP Deferrals
J.S. Watson	$186,350	$612,500	$–
P.E. Yarrington	$16,165	$10,256	$12,141
M.K. Wirth	$16,590	$983,070	$1,003,619
J.W. Johnson	$14,948	$–	$–
J.C. Geagea	$12,827	$–	$–

(3)	Represents ESIP-RP contributions by the Company for 2016. These amounts are also reflected in the “All Other Compensation” column in the “Summary Compensation Table” in this Proxy Statement.

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EXECUTIVE COMPENSATION

(4)

Represents the difference between DCP and ESIP-RP balances at December 31, 2016, and December 31, 2015, less CIP, LTIP and salary deferrals in the DCP and Company contributions in the ESIP-RP. For this purpose, “earnings” includes dividend equivalents, common stock price appreciation (or depreciation) and other similar items. 2016 earnings in the DCP and ESIP-RP were as follows:

Name	DCP Earnings	ESIP-RP Earnings
J.S. Watson	$1,962,540	$594,860
P.E. Yarrington	$3,359,110	$259,660
M.K. Wirth	$1,149,216	$240,824
J.W. Johnson	$300,769	$113,733
J. C. Geagea	$6,310	$91,826

(5)	In-service withdrawals are not permitted from the DCP or the ESIP-RP.

(6)	Represents DCP and ESIP-RP balances as of December 31, 2016, as follows:

Name	DCP Balance	ESIP-RP Balance
J.S. Watson	$11,113,752	$2,295,972
P.E. Yarrington	$29,629,887	$1,011,004
M.K. Wirth	$12,592,743	$941,198
J.W. Johnson	$1,849,113	$461,746
J. C. Geagea	$86,869	$375,078

These balances include amounts reported in this Proxy Statement and in prior Proxy Statements for: (i) NEO deferrals of salary reported as “Salary Deferred” in the footnotes to the “Summary Compensation Table”; (ii) Chevron’s ESIP-RP (and predecessor plans) contributions reported as “All Other Compensation” in the “Summary Compensation Table”; (iii) NEO deferrals of CIP awards reported in footnotes to the “Summary Compensation Table” and the “Nonqualified Deferred Compensation Table”; and (iv) NEO deferrals of LTIP performance share awards reported in footnotes to the “Option Exercises and Stock Vested in Fiscal Year 2016” table and the “Nonqualified Deferred Compensation Table,” as follows:

Name	Salary Deferral Amounts Previously Reported	ESIP-RP Amounts Previously Reported	CIP Amounts Previously Reported	LTIP Amounts Previously Reported
J.S. Watson	$1,502,538	$1,146,259	$2,187,500	$–
P.E. Yarrington	$1,005,942	$428,114	$5,792,354	$10,828,069
M.K. Wirth	$106,227	$424,911	$3,457,080	$6,147,430
J.W. Johnson	$28,241	$112,966	$951,390	$–
J. C. Geagea	$12,827	$51,309	$–	$–

Deferrals of the 2016 CIP awards and the LTIP performance shares for the 2014–2016 performance period are not reflected in the DCP balance at December 31, 2016, as they were not deferred until the underlying awards were settled in 2017. They were reported in footnotes to the “Summary Compensation Table” and the “Option Exercises and Stock Vested in Fiscal Year 2016” table in this Proxy Statement, as follows:

Name	CIP Amounts Previously Reported and Credited to the DCP in 2017	LTIP Amounts Previously Reported and Credited to the DCP in 2017
J.S. Watson	$524,100	$–
P.E. Yarrington	$8,901	$26,823
M.K. Wirth	$–	$–
J.W. Johnson	$–	$–
J. C. Geagea	$–	$–

Potential Payments Upon Termination or Change-in-Control

Our named executive officers, or NEOs, do not have employment contracts or other agreements or arrangements that provide for enhanced severance, special guaranteed payments, or other benefits upon retirement, termination, or change-in-control. In addition, in the event of a change-in-control, our NEOs are not eligible for accelerated vesting of outstanding equity awards under the Long-Term Incentive Plan of Chevron Corporation (LTIP). However, upon termination for reasons other than misconduct (as defined in the LTIP), our NEOs are entitled to accrued and vested interests (and in some cases deemed vesting of unvested interests) in their outstanding equity awards, retirement plan benefits, and certain limited perquisites.

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EXECUTIVE COMPENSATION

Under the LTIP, termination for reasons other than misconduct may result in full or partial vesting of unvested equity grants. Full or partial vesting, if any, is a function of the sum of an NEO’s age plus his or her time in service and the reasons for termination. Our policy of full or partial vesting for outstanding, but unvested equity grants based on an NEO’s age and time in service is a reflection of our belief that our equity and benefit programs should be designed to encourage retention and support long-term employment. Many of our business decisions have long-term horizons and, to ensure our executives have a vested interest in our future profitability, such programs enable executives with long service to continue to share in our success. The terms and effect of full or partial vesting of equity grants outstanding prior to 2017 is illustrated by the following table.

Termination Circumstances	Effect of Termination on Stock Options	Effect of Termination on Performance Shares	Effect of Termination on Special (High Level) Restricted Stock Units
Grants held less than one year after grant date, and termination for any reason	Forfeit 100% of grant.	Forfeit 100% of grant.	Special (High Level) Restricted Stock Units (RSUs) are forfeited, regardless of points/age, if grant not held through the vesting date.

Grants held for at least one year after grant date, termination for reasons other than for misconduct, and on termination date either:

•  at least 90 points (sum of age and service), or

•  at least age 65

	Vest 100% of grant.	Vest 100% of grant.
	Remaining term to exercise vested stock options.	Award will be based on and paid at the end of the full performance period(s).

Grants held for at least one year after grant date, termination for reasons other than for misconduct, and on termination date either:

•  at least 75 points (sum of age and service), or

•  at least age 60

Total vested shall be the number of stock options granted multiplied by Number of whole months from the grant date to the termination date, up to a maximum of 36 months divided by 36 months

Total vested shall be the number of performance shares granted multiplied by

Number of whole months from the performance period start date to the termination date, up to a maximum of 36 months divided by 36 months

	The lesser of five years from termination or remaining term to exercise.	Award will be based on and paid at the end of the full performance period(s).

Grants held for at least one year after grant date, termination for reasons other than for misconduct, and on termination date either:

•  less than 75 points (sum of age and service), or

•  less than age 60

	Forfeit all unvested stock options. The lesser of 180 days from termination or remaining term to exercise vested stock options.	Forfeit all outstanding awards.
For Misconduct*	Forfeit all outstanding grants, whether vested or unvested.	Forfeit all outstanding awards.	Forfeit all outstanding awards.

*

For grants of awards during or after 2005 that have been exercised, or in the case of performance shares or RSUs, vested and paid, the Board of Directors has the ability to claw back any gains if an NEO engages in certain acts of misconduct, as described in our “Compensation Discussion and Analysis—Compensation Governance—Compensation Recovery Policies” in this Proxy Statement. Under the LTIP, “misconduct” is defined to include, among other things: embezzlement; fraud or theft; disclosure of confidential information or other acts that harm our business, reputation, or employees; misconduct resulting in Chevron having to prepare an accounting restatement; or failure to abide by post-termination agreements respecting confidentiality, noncompetition, or non-solicitation.

In the table that follows, we have assumed that each NEO terminated his or her employment for reasons other than for misconduct on December 31, 2016. Amounts reported do not include the value of vested and unexercised stock options reported in the “Outstanding Equity Awards at 2016 Fiscal Year-End”; performance shares or RSUs that vested in 2016 as reported in the “Option Exercises and Stock Vested in Fiscal Year

2016”; accrued retirement and other benefits reported in the “Pension Benefits Table”; and “Nonqualified Deferred Compensation Table” in this Proxy Statement. We also do not include benefits that would be available generally to all or substantially all salaried employees on the U.S. payroll and do not discriminate in scope, terms or operations in favor of our NEOs, such as accrued vacation, group life insurance, post-retirement

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EXECUTIVE COMPENSATION

health care, and the Employee Savings Investment Plan. In 2017, the Board set forth new termination rules as described in our Form 8-K filed on January 30, 2017. These termination rules will be reflected in the 2018 proxy statement. In general, 2017 equity awards must be held through January 31, 2018 in order for any portion to vest. Otherwise, termination rules for stock options, performance shares and special (high level) restricted stock units remain as described above. Standard restricted stock units, a new component of Chevron’s equity award mix, may continue to fully vest or partially vest upon termination (other than for misconduct) based on points or age, but will not be paid out prior to the conclusion of the five-year cliff vesting term.

Benefits and Payments Upon Termination for Any Reason Other Than for Misconduct(1)
Name	Base Salary	Chevron Incentive Plan	Severance	Long-Term Incentives unvested and deemed vested upon termination(2)			Benefits(3)	Total
				Stock Options	Performance Shares	Restricted Stock Units
J.S. Watson	$–	$–	$–	$6,369,197	$6,956,070	$–	$200,000	$13,525,267
P.E. Yarrington	$–	$–	$–	$1,586,179	$1,730,190	$–	$–	$3,316,369
M.K. Wirth	$–	$–	$–	$1,586,179	$1,730,190	$–	$–	$3,316,369
J.W. Johnson	$–	$–	$–	$1,586,179	$1,730,190	$–	$–	$3,316,369
J.C. Geagea	$–	$–	$–	$1,586,179	$1,730,190	$–	$–	$3,316,369
(1)

Includes normal or early retirement and voluntary or involuntary (other than for misconduct) termination, including termination following a change-in-control. We do not maintain separate change-in-control programs for our NEOs.

(2)

Reflects values of deemed vested stock options and performance shares under the LTIP. Whether an otherwise unvested option or performance share is deemed vested upon termination is based on the number of points (sum of age and number of years of service) at the time of termination. All awards granted in 2016 are forfeited upon a termination in 2016, as are all unvested restricted stock units, regardless of grant date.

Termination with more than 90 points

Our NEOs have more than 90 points. Termination with at least 90 points results in deemed vesting of all unvested LTIP grants held at least one year from the date of grant, or the remaining one-third of the 2014 stock option grant, the remaining two-thirds of the 2015 stock option grant and 100 percent of the 2015 performance share grant. Vested stock options may be exercised through the remaining term of the option.

Valuation of stock options and performance shares

Stock option values are calculated based on the difference between $117.70, the December 30, 2016 closing price of Chevron common stock, and the option exercise price as reported in the “Outstanding Equity Awards at 2016 Fiscal Year-End” table in this Proxy Statement, multiplied by the deemed vested stock options. The value of previously vested stock options is calculated in a similar manner.

Performance share values for the 2015 grants are calculated based on $117.70, the December 30, 2016 closing price of Chevron common stock, and a performance modifier of 100 percent. Refer to Footnote 2 of the “Option Exercises and Stock Vested in Fiscal Year 2016” table for a description of how we calculate the payout value of performance shares and the effect of the performance modifier, as well as a summary of the amounts paid in February 2017 for the 2014 performance share grants.

(3)

Mr. Watson will be provided with post-retirement office and administrative support during his lifetime. The estimated aggregate incremental cost of providing these services is approximately $200,000 per year.

Our NEOs are eligible to receive early retirement benefits from the Chevron Retirement Plan and the Chevron Retirement Restoration Plan upon separation from service. Their distribution elections and the present value of accumulated benefits are disclosed in the “Pension Benefits Table” in this Proxy Statement.

Our NEOs are also eligible to receive payment from the ESIP Restoration Plan and from the Deferred Compensation Plan upon separation from service. Their distribution elections and the aggregate plan balances as of December 31, 2016 are disclosed in the “Nonqualified Deferred Compensation Table” in this Proxy Statement.

58	Chevron Corporation—2017 Proxy Statement

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2016, with respect to Chevron’s equity compensation plans.

Plan Category(1)	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(2)	112,500,647	(3)	$95.00	(4)	87,626,061	(5)
Equity compensation plans not approved by security holders(6)	447,737	(7)	–	(8)	–	(9)
TOTAL	112,948,384		$95.00	(4)	87,626,061
(1)

The table does not include information for employee benefit plans of Chevron and subsidiaries intended to meet the tax qualification requirements of section 401(a) of the Internal Revenue Code and certain foreign employee benefit plans that are similar to section 401(a) plans or information for equity compensation plans assumed by Chevron in mergers and securities outstanding thereunder at December 31, 2016. The number of shares to be issued upon exercise of outstanding stock options, warrants, and rights under plans assumed in mergers and outstanding at December 31, 2016, was 26,731, and the weighted-average exercise price (excluding restricted stock units and other rights for which there is no exercise price) was $66.10. The weighted average remaining term of the stock options is 2.43 years. No further grants or awards can be made under these assumed plans.

(2)

Consists of two plans: the Long-Term Incentive Plan of Chevron Corporation (LTIP) and the Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan (Directors’ Plan). Stock options and restricted stock units may be awarded under the LTIP, and shares may be issued under the subplans of the LTIP for certain non-U.S. locations. Restricted stock, restricted stock units, and retainer stock options may be awarded under the Directors’ Plan.

(3)

Consists of 112,247,705 shares subject to stock options (granted under the LTIP or the Directors’ Plan), 7,281 shares subject to restricted stock units under the LTIP, and 245,661 shares subject to restricted stock units and stock units awarded prior to 2007 under the Directors’ Plan. Does not include grants that are payable in cash only, such as performance shares, stock appreciation rights, and some restricted stock units granted under the LTIP.

(4)	The price reflects the weighted average exercise price of stock options under both the LTIP and the Directors’ Plan. The weighted average remaining term of the stock options is 6.13 years.

(5)

An amended and restated LTIP was approved by the stockholders on May 29, 2013. The maximum number of shares that can be issued under the amended and restated LTIP is 260,000,000. The LTIP has 86,766,315 shares that remain available for issuance pursuant to awards. An aggregate of 2,607,500 shares issued under the employee stock purchase plans for non-U.S. locations was counted against the limit. Awards granted under the LTIP that are settled in cash or that are deferred under the Deferred Compensation Plan for Management Employees or Deferred Compensation Plan for Management Employees II (both, the DCP) will not deplete the maximum number of shares that can be issued under the plan. The maximum number of shares that can be issued under the Directors’ Plan is 1,600,000, pursuant to Amendment Number One to the Directors’ Plan that was approved by stockholders on May 25, 2016. The Directors’ Plan has 859,746 shares that remain available for issuance pursuant to awards.

(6)	Consists of the DCP, which is described in the “Nonqualified Deferred Compensation Table” in this Proxy Statement.

(7)	Reflects the number of Chevron Common Stock Fund units allocated to participant accounts in the DCP as of December 31, 2016.

(8)	There is no exercise price for outstanding rights under the DCP.

(9)

Current provisions of the DCP do not provide for a limitation on the number of shares available under the plan. The total actual distributions under the DCP in the last three years were 44,505 shares in 2016, 32,745 shares in 2015 and 52,642 shares in 2014.

Chevron Corporation—2017 Proxy Statement	59

Stock Ownership Information

Security Ownership of Certain Beneficial Owners and Management

The following table shows the ownership interest in Chevron common stock as of March 17, 2017, for (i) holders of more than five percent of our outstanding common stock; (ii) each non-employee Director; (iii) each named executive officer (NEO); and (iv) all non-employee Directors, NEOs, and other executive officers as a group. As of that date, there were 1,893,921,212 shares of Chevron common stock outstanding.

Name (“+” denotes a non-employee Director)	Shares Beneficially Owned(1)	Stock Units(2)	Total	Percent of Class
BlackRock, Inc.(3)	121,409,092	–	121,409,092	6.40%
State Street Corporation(4)	117,527,455	–	117,527,455	6.23%
The Vanguard Group(5)	131,073,154	–	131,073,154	6.94%
Wanda M. Austin+	–	978	978	*
Linnet F. Deily+	15,387	5,860	21,247	*
Robert E. Denham+	10,036	58,622	68,658	*
Alice P. Gast+	2,706	6,723	9,429	*
Joseph C. Geagea	506,980	–	506,980	*
Enrique Hernandez, Jr.+	58,301	16,250	74,551	*
Jon M. Huntsman Jr.+	4,886	2,312	7,198	*
James W. Johnson	602,243	5,950	608,193	*
Charles W. Moorman IV+	6,449	18,066	24,515	*
Dambisa F. Moyo+	–	1,391	1,391	*
Ronald D. Sugar+	2,387	48,144	50,531	*
Inge G. Thulin+	12,105	5,995	18,100	*
John S. Watson	2,969,252	44,285	3,013,537	*
Michael K. Wirth	1,017,373	5,824	1,023,197	*
Patricia E. Yarrington	942,719	28,897	971,616	*
Non-employee Directors and executive officers as a group (17 persons)	7,105,955	280,273	7,386,228	*
*	Less than one percent.

(1)

Amounts shown include shares that may be acquired upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of March 17, 2017, as follows: 482,699 shares for Mr. Geagea, 51,054 shares for Mr. Hernandez, Jr., 585,133 shares for Mr. Johnson, 11,618 shares for Mr. Thulin, 2,865,933 shares for Mr. Watson, 986,699 shares for Mr. Wirth, 923,699 shares for Ms. Yarrington and 892,398 shares for all other executive officers not named in the table. For executive officers, the amounts shown include shares held in trust under the Employee Savings Investment Plan. For non-employee Directors, the amounts shown include shares of restricted stock awarded under the Chevron Corporation Non-employee Directors’ Equity Compensation and Deferral Plan (NED Plan).

(2)

Stock units do not carry voting rights and may not be sold. They do, however, represent the equivalent of economic ownership of Chevron common stock, since the value of each unit is measured by the price of Chevron common stock. For non-employee Directors, these are stock units (awarded prior to 2007) and restricted stock units awarded under the NED Plan, as well as stock units representing deferral of the annual cash retainer that may ultimately be paid in shares of Chevron common stock. For executive officers, these include stock units deferred under the Chevron Deferred Compensation Plan for Management Employees and/or the Chevron Deferred Compensation Plan for Management Employees II that may ultimately be paid in shares of Chevron common stock.

(3)

Based on information set forth in a Schedule 13G/A filed with the U.S. Securities and Exchange Commission on January 23, 2017, by BlackRock Inc., 55 East 52nd Street, New York, NY 10055, BlackRock reports that it and its subsidiaries listed on Exhibit A of the Schedule 13G/A have sole voting power for 104,132,319 shares, shared voting power for 21,204 shares, sole dispositive power for 121,387,888 shares, and shared dispositive power for 21,204 shares reported.

(4)

Based on information set forth in a Schedule 13G filed with the U.S. Securities and Exchange Commission on February 9, 2017, by State Street Corporation, State Street Financial Center, One Lincoln Street, Boston, MA 02111, State Street reports that it and its subsidiaries listed on Exhibit 1 of the Schedule 13G have shared voting and dispositive power for all shares reported.

(5)

Based on information set forth in a Schedule 13G/A filed with the U.S. Securities and Exchange Commission on February 10, 2017, by The Vanguard Group—23-1945930, 100 Vanguard Blvd., Malvern, PA 19355, Vanguard reports that it and its subsidiaries listed on Appendix A of the Schedule 13G/A have sole voting power for 2,974,675 shares, sole dispositive power for 127,824,102 shares, shared voting power for 354,054 shares and shared dispositive power for 3,249,052 shares reported.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires Directors and certain officers to file with the U.S. Securities and Exchange Commission reports of initial ownership and changes in ownership of Chevron equity securities. Based solely on a review of the reports furnished to Chevron, we believe that during 2016 all of our Directors and officers timely filed all reports they were required to file under Section 16(a).

60	Chevron Corporation—2017 Proxy Statement

Board Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation (Item 3 on the Proxy Card)

As required by Section 14A of the Securities Exchange Act of 1934, as amended, stockholders are entitled to a nonbinding vote on the compensation of our named executive officers (sometimes referred to as “say-on-pay”). At the 2011 Annual Meeting, the Board of Directors recommended and stockholders approved holding this advisory vote on an annual basis. Accordingly, you are being asked to vote on the following resolution at the 2017 Annual Meeting:

“Resolved, that the stockholders APPROVE, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.”

Your Board recommends that you vote FOR this resolution because it believes that our compensation programs support our business model and the following objectives and values, described in detail in our “Compensation Discussion and Analysis” in this Proxy Statement:

•

Pay competitively across all salary grades and all geographies; our target compensation is determined by benchmarking comparable positions at other companies of equivalent size, scale, complexity, capital intensity, and geographic footprint. We reference both industry peers and nonindustry peers in this analysis;

•	Incentivize balanced short- and long-term decision-making in support of a long-cycle-time business with a career-oriented employment model;

•	Pay for absolute and competitive performance, in alignment with stockholder returns; and

•	Apply compensation program rules in a manner that is internally consistent.

Following the 2016 Advisory Vote on Named Executive Officer Compensation, Chevron contacted stockholders representing 44 percent of our outstanding stock and conducted in-depth meetings with stockholders comprising more than 36 percent of our outstanding stock. Of those meetings, our Lead Director and the Chairman of our Management Compensation Committee met with stockholders comprising 29 percent of our outstanding stock. In response to the feedback received in those meetings, the Board determined to make a number of changes to our compensation program. We encourage stockholders to read the “Compensation Discussion and Analysis,” the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement for an in-depth discussion of those changes.

Vote Required

This proposal is approved if the number of shares voted FOR exceeds the number of shares voted AGAINST. Any shares not voted on this proposal (whether by abstention or otherwise) will have no impact on this proposal. If you are a street name stockholder and do not vote your shares, your bank, broker, or other holder of record cannot vote your shares at its discretion on this proposal.

This vote is nonbinding. The Board and the Management Compensation Committee, which is composed solely of independent Directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

Your Board’s Recommendation

Your Board recommends that you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis,” the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.

Chevron Corporation—2017 Proxy Statement	61

Board Proposal to Determine, on an Advisory Basis, the Frequency of Future Advisory Votes on Named Executive Officer Compensation (Item 4 on the Proxy Card)

As described in Item 3, our stockholders are being asked to vote to approve the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement. As required by Section 14A of the Securities Exchange Act of 1934, stockholders are also entitled to vote, on an advisory basis, as to whether future advisory votes on named executive officer compensation should occur every year, every two years, or every three years or to abstain from such voting. Our stockholders voted on a similar proposal in 2011 with the majority voting to hold the advisory vote on named executive officer compensation every year, and we have conducted such an annual vote since that time. After careful consideration, the Board of Directors recommends that future advisory votes on named executive officer compensation continue to occur every year. The Board believes that this is the appropriate frequency so stockholders may annually express their views on our named executive officer compensation program. The Board values the opportunity to receive feedback and will consider the outcome of these votes in making compensation decisions.

Vote Required

Stockholders can specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. This advisory vote on the frequency of future advisory votes on named executive officer compensation is non-binding on the Board of Directors. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs. The Board will disclose its position on the frequency of future advisory votes on named executive officer compensation as part of our corporate governance disclosures on our website at www.chevron.com. Engagement with our stockholders is a key component of our corporate governance, and we will continue to engage with our stockholders during the period between advisory votes.

Your Board’s Recommendation

Your Board recommends that you vote, on an advisory basis, to conduct future advisory votes on named executive officer compensation every year.

62	Chevron Corporation—2017 Proxy Statement

Rule 14a-8 Stockholder Proposals

Your Board welcomes dialogue on the topics presented in the Rule 14a-8 stockholder proposals on the following pages. Chevron strives to communicate proactively and transparently on these and other issues of interest to the Company and its stockholders. Some of the following stockholder proposals may contain assertions about Chevron that we believe are incorrect. Your Board has not attempted to refute all such assertions. However, your Board has considered each proposal and recommended a vote based on the specific reasons set forth in each Board response.

We received a number of proposals requesting specific reports. As a general principle, your Board opposes developing specially requested reports because producing them is a poor use of Chevron’s resources when the issues are addressed sufficiently through existing communications. Moreover, your Board believes that stockholders benefit from reading about these issues in the context of Chevron’s other activities rather than in isolation. Many of the issues raised in the following stockholder proposals are discussed in Chevron’s Corporate Responsibility Report, our Annual Report, and this Proxy Statement. Additional information on Chevron’s corporate governance and corporate social responsibility philosophies and initiatives is available on our website at www.chevron.com.

Your Board urges stockholders to read this Proxy Statement, the Annual Report, and the Corporate Responsibility Report, as well as the other information presented on Chevron’s website.

We will provide the name, address, and share ownership of the stockholders who submitted a Rule 14a-8 stockholder proposal upon a stockholder’s request.

Vote Required

Stockholder proposals are approved if the number of shares voted FOR exceeds the number of shares voted AGAINST. Any shares not voted on these proposals (whether by abstention or otherwise) will have no impact on these proposals. If you are a street name stockholder and do not vote your shares, your bank, broker, or other holder of record cannot vote your shares at its discretion on these proposals.

Your Board’s Recommendation

Your Board recommends that you vote AGAINST each of the stockholder proposals on the following pages.

Chevron Corporation—2017 Proxy Statement	63

STOCKHOLDER PROPOSALS

Stockholder Proposal Regarding Report on Lobbying

(Item 5 on the Proxy Card)

Whereas, we believe in full disclosure of Chevron’s direct and indirect lobbying activities and expenditures to assess whether Chevron’s lobbying is consistent with its expressed goals and in the best interests of stockholders.

Resolved, the stockholders of Chevron Corp. (“Chevron”) request the preparation of a report, updated annually, disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.	Payments by Chevron used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.	Chevron’s membership in and payments to any tax-exempt organization that writes and endorses model legislation.
4.	Description of management’s and the Board’s decision making process and oversight for making payments described in sections 2 and 3 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Chevron is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee or other relevant oversight committees and posted on Chevron’s website.

Supporting Statement

We encourage transparency and accountability in Chevron’s use of corporate funds to influence legislation and regulation. Lobbying by oil companies on climate is increasingly under scrutiny (“Threatened Oil Industry Rethinks Climate Stance,” Politico, July 11, 2016). Chevron spent $15.48 million in 2014 and 2015 on federal lobbying (opensecrets.org). These figures do not include lobbying expenditures to influence legislation in states, where Chevron also lobbies but disclosure is uneven or absent. For example, Chevron spent $8.289 million lobbying in California for 2014 and 2015, and Chevron’s lobbying on California’s greenhouse gas reduction bill has attracted media attention (“How Big Oil Spent $10m to Defeat California Climate Change Legislation,” The Guardian, February 5, 2016).

Chevron is a member of the American Petroleum Institute, Business Roundtable and Western States Petroleum Association. In 2015, Chevron made a $500,000 political contribution to the

Chamber of Commerce, which has spent more than $1.2 billion on lobbying since 1998. Chevron does not disclose its memberships in, or payments to, trade associations, or the amounts used for lobbying.

And Chevron does not disclose membership in or contributions to tax-exempt organizations that write and endorse model legislation, such as being a member of the American Legislative Exchange Council (ALEC). Chevron’s ALEC membership continues to draw press scrutiny (“Chevron Plays Kick the Can,” Huffington Post, May 31, 2016). Over 100 companies have publicly left ALEC, including BP, ConocoPhillips, Occidental Petroleum and Shell.

Transparent reporting would reveal whether company assets are being used for objectives contrary to Chevron’s long-term interests.

64	Chevron Corporation—2017 Proxy Statement

STOCKHOLDER PROPOSALS

Board of Directors’ Response

Your Board recommends a vote AGAINST this proposal because the Board believes that a special report beyond Chevron’s current voluntary and mandatory disclosures is an unnecessary and inefficient use of Chevron’s resources. Chevron already discloses to the public extensive information about its political contributions and lobbying activities. In many cases, this disclosure goes beyond what is required by law. At Chevron’s last five Annual Meetings, an average of 75 percent of votes cast opposed this proposal.

Energy—its production, development, deployment, and consumption—is one of the most important public policy issues today, both domestically and internationally. Public policy decisions can significantly affect Chevron’s operations, strategies, and stockholder value. Opponents of our industry are well resourced to influence policy decisions in a manner that achieves their objectives. Accordingly, to protect stockholder value, Chevron exercises its fundamental right and responsibility to participate in the political process and to ensure lawmakers have the benefit of our expertise. We do so by engaging in direct and indirect lobbying, making political contributions to candidates and entities who support oil and gas industry development, and participating in various business and policy organizations that advocate positions designed to support free markets and fair energy industry legislation and regulations.

Chevron has an established practice to determine which public policy issues are important to the Company’s long-term interests. We may not agree with every position taken by the industry or the trade associations we support, but by participating in these organizations, we have the best opportunity to influence their positions in a manner that aligns with our values and the long-term interests of our stockholders.

Chevron management adheres to the highest ethical standards when engaging in political activities, ensures that such activities align with corporate goals, and complies with the letter and spirit of all laws and regulations governing lobbying activities and disclosure.

Chevron agrees that transparency and accountability are important aspects of corporate political activity. That is why Chevron provides extensive disclosure of its political activities. At www.chevron.com/investors/corporate-governance /political-contributions, stockholders and the public can find:

•	Information about Chevron’s political contributions, lobbying philosophy and oversight mechanisms.
•

Chevron’s most recent annual Corporate Political Contributions report and the Chevron Employee Political Action Committee (CEPAC) Contributions report. Itemized in each report are the contributions to all candidates, organizations, and committees as well as the ballot measures that received contributions designated specifically for political involvement.

•	Chevron’s prior-year federal quarterly lobbying reports and a link to the federal lobbying disclosure website, which contains current and previous years’ reports

(http://disclosures.house.gov/ld/ldsearch.aspx). These reports disclose total corporate expenditures related to lobbying and issues lobbied. The Company’s lobbying activities in the United States are strictly regulated by federal, state, and local lobbying laws. Each governing jurisdiction determines its own regulations regarding lobbying compliance and also establishes the policies and guidelines associated with reporting and disclosure.

•

A link to the federal lobbying contributions search website. This site contains the details of the Company’s current and previous years’ contributions. There is also a link to the Federal Election Commission website, which contains current and previous years’ reports for the CEPAC.

•	A link to the California State Lobbying Activity site, which contains the Company’s prior-year California quarterly lobbying reports.

Chevron’s political activities are subject to thorough review and oversight. All corporate political contributions are centrally controlled, budgeted, and reviewed for compliance with the law. Each contribution is reported in its applicable jurisdiction. The Public Policy Committee of the Board annually reviews the policies, procedures and expenditures for Chevron’s political activities, including political contributions and direct and indirect lobbying. In addition, Chevron’s employees are required to complete political and lobbying compliance training.

Your Board is confident that the Company’s political activities are aligned with its stockholders’ long-term interests. The Board encourages you to review the reports and other materials described above and on Chevron’s website and to judge for yourself whether Chevron’s efforts and your interests are aligned. Given the current extensive disclosure described above, the Board believes the preparation and the publication of the report called for in this proposal are unnecessary.

Therefore, your Board recommends that you vote AGAINST this proposal.

Chevron Corporation—2017 Proxy Statement	65

STOCKHOLDER PROPOSALS

Stockholder Proposal Regarding Report on Business with Conflict-Complicit Governments

(Item 6 on the Proxy Card)

Whereas: Chevron, in partnership with Total, the Petroleum Authority of Thailand, and Myanmar Oil and Gas Enterprise (MOGE), holds equity in one of the largest investment projects in Burma (Myanmar): the Yadana gas-field and pipeline that generates billions of dollars for the Burmese government.

In 2005, Chevron acquired Unocal along with the legal, moral, and political liabilities of its investment in Burma. Human rights organizations documented egregious human rights abuses by Burmese troops employed to secure the Yadana pipeline area, including forcible relocation of villagers and use of forced labor. In March 2005, Unocal settled a case for a reported multi-million dollar amount in which it was claimed that Unocal was complicit in human rights abuses by Burmese troops hired by the Yadana project to provide security.

In Burma, foreign participation in the energy sector takes place through joint ventures with the state-owned Myanmar Oil and Gas Enterprise (MOGE). U.S. lawmakers, including Sen. John McCain and former Sen. Joseph Lieberman, have described their concerns that “MOGE’s operations lack transparency, that it remains overly influenced by the Burmese military, and that the large amounts of foreign investment flowing into MOGE are not sufficiently accountable to the Burmese people or its parliament.”

In March 2015, Chevron entered into an additional Production Sharing Contract with MOGE to explore for oil and gas in the Rakhine Basin.

Rakhine State is home to the Rohingya people, an ethnic minority subject to a government-sanctioned campaign of repression and violence. Despite often having lived in Burma for generations, the Rohingya are denied citizenship, freedom of religion, and voting rights. In 2012, Burmese security forces moved more than 120,000 Rohingya from their homes into detention camps where access is restricted to basic services, such as food, healthcare, and education.

In late November 2016, the U.N.‘s human rights agency said that abuses suffered by the Rohingya may amount to crimes against humanity. The U.S. Holocaust Memorial Museum has reported that the Rohingya are “at grave risk of additional mass atrocities and even genocide.”

The International Coalition for the Responsibility to Protect (ICRtoP) monitors countries worldwide for instances of serious crimes under international law including genocide, war crimes, ethnic cleansing, and crimes against humanity. In this regard, ICRtoP lists several countries, cited by the United Nations and civil society organizations, in which Chevron is currently producing oil and gas: Burma (Myanmar), Democratic Republic of Congo, and Nigeria.

Be it resolved: The shareholders request the Board to publish a report six months following the 2017 annual general meeting, omitting proprietary information and prepared at reasonable cost, evaluating the feasibility of adopting a policy of not doing business with governments that are complicit in genocide and/or crimes against humanity.

Supporting Statement

As shareholders, we believe that our company has the duty to avoid the moral, legal, financial, reputational, and operational risks posed by doing business with governments complicit in genocide or crimes against humanity.

66	Chevron Corporation—2017 Proxy Statement

STOCKHOLDER PROPOSALS

Board of Directors’ Response

Your Board recommends a vote AGAINST this proposal because Chevron has in place rigorous policies and processes to identify and manage geopolitical and socioeconomic issues and risks.

Chevron conducts its business in accordance with The Chevron Way values, which place the highest priority on conducting our business in a socially and environmentally responsible manner, respecting the law, supporting universal human rights, and maintaining the highest ethical standards. We reinforce our commitment and manage corporate responsibility-related risks through our management systems, corporate policies, and corporate responsibility performance.

Chevron’s Human Rights Policy clarifies and reinforces our responsibility to respect human rights, focusing on areas most salient to our business: employees, security, community engagement, and suppliers. Related processes and guidance provide direction on management of potential human rights issues such as resettlement, grievances, and dealings with indigenous peoples. Our policy addresses labor relations, contracting and procurement, stakeholder engagement, and environmental protection. The policy calls for assessments of security and human rights issues in areas of operations, consistent with the Voluntary Principles on Security and Human Rights (Voluntary Principles).

Chevron’s Corporate Policy on Security of Personnel and Assets (SP&A) supplements and reinforces our Human Rights Policy. This policy explains the link between security and human rights and establishes guidelines and safeguards to help Chevron conduct security operations in compliance with our Human Rights Policy and applicable national and international law. The SP&A is part of Chevron’s Operational Excellence Management System (OEMS). A detailed description of our OEMS is available at https://www.chevron.com/about/operational-excellence/oems.

A key aspect of Chevron’s security process is the Security Risk Assessment Program, which includes an assessment tool to help business units identify, assess, and manage potential security and human rights issues. This assessment considers matters related to community grievances, violence and conflict, security forces, and equipment transfer, among others. Issue assessments are conducted prior to the commencement of a major new project or entry into sensitive operating environments. Chevron requires reporting of security and human rights incidents to Chevron’s Global Security group and other human rights concerns to the Public Policy and Corporate Responsibility group. Chevron offers a global 24-hour hotline for employees, contractors, and external stakeholders to report complaints in numerous languages via phone, Internet, or email.

Chevron’s standard security services contracts incorporate its commitment to the Voluntary Principles. In particular, our contractual terms set forth expectations regarding training on the Voluntary Principles, background screening of contract personnel, and investigation of allegations of security and human rights incidents. Our contracts also reserve the right for Chevron to audit contracting companies to determine if they adhere to these and other requirements.

Our Enterprise Risk Management Process includes an annual review with executive management and the Board of Directors that identifies financial, operational, market, political, and other risks inherent in our business. The Board oversees Chevron’s risk management policies and practices to ensure that the appropriate systems are employed. The Board’s Public Policy Committee monitors social, political, environmental, human rights, and public policy aspects of Chevron’s business and the communities in which it operates, including in Myanmar. Semiannually, the Board receives a report that discusses legislative and regulatory initiatives, safety and environmental stewardship, community relations, and reputational issues for key countries where Chevron operates.

For more than 20 years, Chevron, through its subsidiary Unocal Myanmar Offshore Co, Ltd. (UMOL), has worked with its joint venture partners in Myanmar to promote economic growth and development. Chevron is committed to operating responsibly in Myanmar, in accordance with The Chevron Way values, which apply everywhere the Company operates. Comprehensive social and community impact assessments for the offshore Myanmar exploration program are outlined in a public report submitted by UMOL to the U.S. government in 2016, available at http://photos.state.gov/libraries/burma/895/pdf/Chevron%20Myanmar%20Responsible%20Investment% 20Report_24May2016.pdf.

With The Chevron Way values as our foundation, we believe the framework of management systems, policies and processes that we use to guide our business decisions wherever we operate provides clear and consistent guidance and expectations for our investments and operational decisions. The proposed feasibility review is unnecessary, as it would not improve Chevron’s current procedures for evaluating and managing in-country issues and risks.

Therefore, your Board recommends that you vote AGAINST this proposal.

Chevron Corporation—2017 Proxy Statement	67

STOCKHOLDER PROPOSALS

Stockholder Proposal Regarding Climate Change Stress Testing and Scenario Impact

(Item 7 on the Proxy Card)

Resolved: Shareholders request that by the Annual Meeting of Stockholders in 2018, Chevron Corporation (Chevron), with board oversight publishes an annual assessment of long-term portfolio impacts to 2035 of plausible climate change scenarios, at reasonable cost and omitting proprietary information. The report should explain how capital planning and business strategies incorporate analyses of the short- and long-term financial risks of a lower-carbon economy. Specifically, the report should outline impacts of multiple, fluctuating demand and price scenarios on the company’s existing reserves and resource portfolio—including the International Energy Agency’s “450 Scenario,” which sets out an energy pathway consistent with the internationally recognized goal of limiting global increase in temperature to 2 degrees Celsius.

Supporting Statement

Climate change, and actions to mitigate and adapt to it, will meaningfully affect the demand for, and costs associated with, finding, extracting, refining and selling carbon-based fuels, therefore impacting shareholder value.

Recognizing the economic and political risks associated with climate change, the probability of strong climate change-related policy action has increased since the Paris Agreement reached at the United Nations Framework Convention on Climate Change Conference of the Parties (COP21) in December 2015. COP21 concluded with 195 countries agreeing to keep global temperature increase “well below” 2 degrees Celsius, and pursuing efforts to limit it to 1.5 degrees Celsius. Significantly, the two largest greenhouse gas emitters globally, the United States and China, ratified this agreement in 2016.

Investors require better transparency on the resilience of Chevron’s portfolios under different scenarios based on these and likely future developments.

Chevron has recognized in its Securities and Exchange Commission filings and sustainability reporting that policies, regulations and actions that place a price on greenhouse gas emissions—or affect the supply and demand for hydrocarbons—could have a significant impact on its business. The increasing likelihood of public policy action and viability of technological advancements aimed at addressing climate change make it vital that Chevron provide investors with more detailed analyses of the potential risks to its business, under a range of scenarios. While Chevron provides some indication that “consideration of greenhouse gas issues, climate change related risks and carbon pricing risks are integrated into its strategy, business planning, risk management tools and processes,” it has not presented sufficiently detailed analyses of how it stress tests its portfolio of new and existing projects under various carbon-constrained scenarios.

This contrasts with Chevron’s competitors, including:

•	Ten oil and gas companies announcing their shared ambition to limit the global average temperature rise to 2 degrees Celsius (Oil and Gas Climate Initiative);

•

Shell, BP, and Statoil endorsing the “Strategic Resilience for 2035 and Beyond” shareholder resolutions that received almost unanimous support in 2015; Suncor endorsing a similar resolution with overwhelming support in 2016;

•	ConocoPhillips and Total testing capital planning decisions against multiple carbon-constrained scenarios and disclosing the results.

Publication of the requested report will demonstrate that Chevron is strategically planning to remain competitive in a carbon-constrained future and generate continued value for shareholders.

68	Chevron Corporation—2017 Proxy Statement

STOCKHOLDER PROPOSALS

Board of Directors’ Response

Your Board recommends a vote AGAINST this proposal because we believe that the report “Managing Climate Change Risks: A Perspective for Investors,” published on March 8, 2017, substantially addresses the issues raised by the Proponent and that further reporting is unnecessary.

Chevron shares the concerns of governments and the public about climate change risks and recognizes that the use of fossil fuels to meet the world’s energy needs is a contributor to rising levels of greenhouse gases (GHGs) in the earth’s atmosphere. Chevron believes that taking prudent, practical, and cost-effective action to address climate change risks is the right thing to do. Mitigation of GHG emissions, adaptation to climate change, and continuation of scientific and technological research should all be considered.

In response to the 2016 vote of stockholders on a substantially similar proposal, and in the context of our ongoing risk management, strategy, and planning activities, we have assessed and reported on the impact of carbon-constrained scenarios.

Our report discusses:

•

Chevron’s view of fundamentals impacting our long-term planning, including energy’s role in economic growth and social progress, views of long-term energy supply and demand, and how those views could vary with climate policy;

•	well-established third-party views of supply and demand under a variety of scenarios, including those under the International Energy Agency’s 450 Case;

•	the various risk management processes we utilize and the related governance — both by executive management and the Board — for these processes, including the management of a dynamic portfolio;
•

climate-specific risks and the processes we have undertaken and would undertake for managing these for our existing upstream producing assets, existing downstream and chemicals businesses, upstream assets held but not yet sanctioned for development, and possible future resources not yet acquired;

•	actions undertaken by Chevron to reduce, and progress in reducing, GHG emissions; and

•	the voluntary disclosures we already make relating to our GHG emissions.

Upon examination of the different supply-and-demand scenarios, it is clear that a decrease in overall fossil fuel-related GHG emissions is not inconsistent with continued or increased production by the most efficient producers. The premise that governmental or societal responses to climate change require each fossil fuel producer to curtail its individual production proportionately is flawed and unrealistic and, if carried out, could impose great economic inefficiency. We believe that Chevron is a capable and efficient producer, well positioned to compete in any plausible supply-and-demand scenario.

Your Board encourages you to read the complete report on Chevron.com and learn more about Chevron’s climate risk management and about energy demand under a restrictive GHG emissions scenario at www.chevron.com/climateriskperspective. We will continue to update our views on the website and in regulatory filings as appropriate.

The Company has processes in place involving executive management and the Board by which we manage a variety of risks to our business, including climate-related risks. The Board’s assessment is that Chevron’s existing processes are sufficient to ensure that we can monitor and adjust appropriately to likely future scenarios.

Therefore, your Board recommends that you vote AGAINST this proposal.

Chevron Corporation—2017 Proxy Statement	69

STOCKHOLDER PROPOSALS

Stockholder Proposal Regarding Report on Transition to a Low Carbon Economy

(Item 8 on the Proxy Card)

Resolved: Shareholders request that Chevron issue a report (at reasonable cost, omitting proprietary information), assessing how it can respond to climate change and the resultant transition to a low carbon economy by evaluating the feasibility of altering the company’s energy mix by separating or selling off its highest carbon-risk assets, divisions, and subsidiaries, and/or buying or merging with companies with outstanding assets or technologies in low carbon or renewable energy.

Whereas: A transition toward a low carbon economy is occurring and trends to reduce global demand for carbon-based energy are accelerating. A failure to plan for this transition may place investor capital at substantial risk.

Government policies, including fuel efficiency requirements, carbon pricing, and carbon standards are speeding the transition to a low carbon economy. The Paris Agreement’s goal of less than 2 degrees warming reinforces this transition.

Low carbon market forces, including competition from electric cars, will be a “resoundingly negative” threat to the oil industry. In October 2016, Fitch Ratings urged energy companies to plan for “radical change.”

The International Energy Agency states, “No more than one-third of proven reserves of fossil fuels can be consumed prior to 2050 if the world is to achieve the 2° C goal.” Citigroup estimates the value of unburnable fossil fuel reserves at over $100 trillion through 2050. In contrast, Carbon Tracker estimates oil majors’ combined upstream assets would be worth $140 billion more if restricted to projects consistent with a 2 degree demand level.

Under this scenario, nearly $44.8 billion of Chevron’s planned capex through 2025 is at risk of stranding. (Carbon Tracker).

Chevron’s historic capital spend on high cost, high carbon assets has eroded profitability and increased Chevron’s risk profile, making the company vulnerable to a downturn in demand and a subsequent fall in oil prices. (Unconventional Risks: the Growing Uncertainty of Oil Investments, As You Sow 2016).

•	Chevron’s capital expenditures grew nearly 240 percent from 2005 to 2015.

•	Chevron’s operating profitability has fallen 107 percent over the last decade, and

•	Chevron’s 2016 ROE and ROIC are at historic lows.

Investors are concerned that Chevron is at risk of further eroding shareholder value through continuing investments in assets likely to be stranded and uneconomic in a low carbon demand scenario. Analysts estimate that oil producers’ valuations could drop 40 to 60 percent under this scenario (HSBC).

Shareholders require a plan for how Chevron will transition to a low carbon economy. Chevron’s peers Total and Statoil have already begun investing in clean energy projects including wind and solar. Other strategies may include profitably shrinking the company’s carbon-based asset base.

Low carbon planning is also critical to meeting Chevron’s stated objective of increasing developing countries’ access to affordable and reliable energy without conflicting with the Paris Agreement

70	Chevron Corporation—2017 Proxy Statement

STOCKHOLDER PROPOSALS

Board of Directors’ Response

Your Board recommends a vote AGAINST this proposal because we believe such a report is unnecessary in light of the safeguards and oversight in place through Chevron’s strategy, planning and risk management processes. Our processes for overseeing and managing the risk of stranded assets under possible future climate change regulation are described in “Managing Climate Change Risks: A Perspective for Investors”; www.chevron.com/climateriskperspective.

Chevron shares the concerns of governments and the public about climate change risks and recognizes that the use of fossil fuels to meet the world’s energy needs is a contributor to rising levels of greenhouse gases (GHGs) in the earth’s atmosphere. Chevron believes that taking prudent, practical, and cost-effective action to address climate change risks is the right thing to do. Mitigation of GHG emissions, adaptation to climate change, and continuation of scientific and technological research should all be considered. You can read more about Chevron’s climate change policy principles and actions we are taking to manage GHG emissions at https://www.chevron.com/corporate-responsibility/climate-change/greenhouse-gas-management.

We disagree with the premise of the proposal that future diversification of energy sources requires all energy producers to curtail production of fossil fuel resources and/or to diversify their portfolios proportionately. A decrease in overall fossil fuel emissions is not inconsistent with continued or increased fossil fuel production by the most efficient producers. We believe Chevron is a capable and efficient energy producer, well positioned to participate in meeting future energy demand regardless of other energy sources that may become competitive.

Chevron has a variety of strategy, planning, and risk management processes and systems in place through which we test new opportunities, evaluate our performance, and assess possible disruptors of supply and demand (including technological and regulatory) and their impact on our business.

Through our ongoing strategy, planning, and risk management processes, we consider portfolio and investment options that enhance our competitive position. This dynamic management of our portfolio — the selling and/or acquisition of assets referred to in the proposal and the timing of when we commit capital to develop various resources — ensures that our Company will continue to prosper regardless of the economic or policy environment. Assets deemed not having strategic fit or long-term value to us relative to others may be divested. Investments may be increased in areas where value is foreseen in the economic, market, and policy environments, as we have done recently in the Permian Basin, where we have a competitive advantage. Another important example of our ability to respond to market signals is the increased share of natural gas production in our portfolio.

We agree that energy from diverse sources will be needed in order to meet the growing demand for energy. As part of our ongoing planning and assessment, we monitor and often participate in research on evolving renewable energy technologies that might impact us. The insights we gain are incorporated into our strategic planning. Based on our assessment, we believe that strong demand for our current product slate will continue — even in a carbon-constrained scenario. Given our deep and proven capability to efficiently produce hydrocarbon resources, and the important role of hydrocarbons in meeting future energy demand, we do not believe it would be prudent to shift our hydrocarbon focus at this time. In fact, doing so could be detrimental to current stockholders because it would divert limited resources away from profitable deployment to areas where we do not have a competitive advantage.

Chevron has robust strategy, planning, and risk management processes to ensure our portfolio mix is appropriate, and we have made extensive disclosures on these already. Accordingly, your Board believes that the report requested in the proposal is unnecessary.

Therefore, your Board recommends that you vote AGAINST this proposal.

Chevron Corporation—2017 Proxy Statement	71

STOCKHOLDER PROPOSALS

Stockholder Proposal Regarding Independent Chairman

(Item 9 on the Proxy Card)

Resolved: The shareholders request the Board of Directors to adopt as policy, and amend the bylaws as necessary, to require the Chair of the Board of Directors, whenever possible, to be an independent member of the Board. This policy would be phased in for the next CEO transition.

If the Board determines that a Chair who was independent when selected is no longer independent, the Board shall select a new Chair who satisfies the requirements of the policy within a reasonable amount of time. Compliance with this policy is waived if no independent director is available and willing to serve as Chair.

Supporting Statement

We believe that inadequate board oversight has led management to mishandle a number of issues in ways that significantly increase both risk and costs to shareholders. The most pressing of these issues is the ongoing legal effort by communities in Ecuador to enforce a $9.5 billion judgment against Chevron for oil pollution.

When Chevron acquired Texaco in 2001, it acquired significant legal, financial, and reputational liabilities stemming from oil pollution of the water and lands of communities in the Ecuadorian Amazon. For twenty years the affected communities brought suit against Texaco (and later Chevron). The case reached its conclusion in November 2013 when the Ecuadorian National Court confirmed a $9.5 billion judgment against Chevron.

The Ecuadorian plaintiffs have initiated legal actions to seize Chevron assets in Argentina, Brazil, and Canada. In September 2015, the Canadian Supreme Court ruled unanimously that the plaintiffs can proceed with asking Canadian courts to recognize and enforce the $9.5 billion judgment, now nearly $12 billion with statutory interest. The case is now in a Toronto trial court awaiting decision on pre-trial motions that could determine the scope of an enforcement trial which could take place in 2017.

Chevron management has acknowledged the serious risk to the company from enforcement of the $9.5 billion judgment. Chevron’s Deputy Controller, Rex Mitchell, has testified under oath that such seizures of Company assets “would cause significant, irreparable damage to Chevron’s business reputation and business relationships.”

However, we believe that Chevron has yet to report adequately these risks in either public filings or statements to shareholders. Investors have requested on several occasions that the U.S. Securities and Exchange Commission investigate whether Chevron violated securities laws by misrepresenting or materially omitting information in regard to the $9.5 billion Ecuadorian judgment.

Instead of negotiating an expedient, fair, and comprehensive settlement with the affected communities in Ecuador, management has pursued a costly legal strategy that has led to significant missteps, including moving the case from New York to Ecuador. In a move without precedent, management has harassed and subpoenaed shareholders who have questioned the Company’s legal strategy.

At Chevron’s 2012 shareholder meeting 38 percent of shareholders voted in favor of this resolution.

An independent Chair would improve board oversight of management. Therefore, please vote FOR this common-sense governance reform

72	Chevron Corporation—2017 Proxy Statement

STOCKHOLDER PROPOSALS

Board of Directors’ Response

Your Board recommends a vote AGAINST this proposal because the Board believes that stockholder interests are best served when Directors have the flexibility to determine the best person to serve as Chairman, whether that person is an independent Director or the CEO. At Chevron’s 2015 Annual Meeting, at which this proposal was last considered, more than 77 percent of votes cast opposed this proposal.

As required by Chevron’s By-Laws, the independent members of your Board elect the Board Chairman annually and, as part of this election, review whether to combine or separate the positions of Chairman and CEO. The Board thus has great flexibility to exercise its business judgment on behalf of stockholders and choose the optimal leadership for the Board depending upon Chevron’s particular needs and circumstances. Implementing this proposal would deprive the Board of its ability to organize and structure its functions in a manner that is most effective and in the best interests of stockholders at any given time.

Your Board believes that Chevron and its stockholders currently benefit from the unity of leadership and companywide strategic alignment associated with combining the positions of Chairman and CEO. For example, as a global energy company that negotiates concessions and leases with host-country governments around the world, we believe it is generally advantageous to the Company for the CEO to represent the Chevron Board in such dialogues. Your Board does recognize the importance of independent oversight of the CEO and management, and it has instituted structures and practices to enhance such oversight. When the CEO is elected Chairman, the independent Directors annually elect a Lead Director from among themselves, whose responsibilities are to:

•	chair all meetings of the Board in the Chairman’s absence, including executive sessions;

•	serve as liaison between the Chairman and the independent Directors;

•	consult with the Chairman on and approve meeting agendas, schedules and information sent to the Board;

•	consult with the Chairman on other matters pertinent to Chevron and the Board;

•	call meetings of the independent Directors; and

•	if requested by major stockholders, be available as appropriate for consultation and direct communication.

At each Board meeting, the independent Directors meet in executive session following which the independent Lead Director provides feedback to the Chairman. Annually, the independent Directors conduct a review of the CEO’s performance.

A fixed policy requiring a separation of the roles of Chairman and CEO is also unnecessary because of Chevron’s strong corporate governance practices, including: a strong independent Lead Director function, annual election of all Directors, a majority vote requirement in uncontested elections of Directors, annual election of the Chairman by the Board, an overwhelming majority of independent Directors, proxy access, regular executive sessions for independent Directors, independent Director access to senior management, and publicly available Corporate Governance Guidelines. This proposal erroneously implies that there is a positive correlation between long-term Company performance and separating the roles of Chairman and CEO. Most reputable studies that have examined this question have failed to find any such correlation.

For additional information regarding the Board’s views on its leadership structure, we encourage stockholders to read the “Board Leadership and Independent Lead Director” section of this Proxy Statement on page 18.

Finally, although the proposal purports to relate to the Board’s leadership structure, the supporting statement makes clear that the proposal is fundamentally a vehicle to discuss the Ecuador litigation and related actions against Chevron. Your Board believes that the Ecuador judgment is illegitimate and the product of fraud. In this regard, stockholders should be aware that as part of a nearly 500-page opinion issued on March 4, 2014, Judge Lewis A. Kaplan of the U.S. District Court for the Southern District of New York summarized the court’s factual findings as follows:

“[Donziger] and the Ecuadorian lawyers he led corrupted the Lago Agrio case. They submitted fraudulent evidence. They coerced one judge, first to use a court-appointed, supposedly impartial ‘global expert’ to make an overall damages assessment and then to appoint to that important role a man whom Donziger hand-picked and paid to ‘totally play ball’ with the Lago Agrio plaintiffs. They then paid a Colorado consulting firm secretly to write all or most of the global expert’s report, falsely presented the report as the work of the court-appointed and supposedly impartial expert, and told half-truths or worse to U.S. courts in attempts to prevent exposure of that and other wrongdoing. Ultimately, the [Lago Agrio Plaintiffs] team wrote the Lago Agrio court’s judgment themselves and promised $500,000 to the Ecuadorian judge to rule in their favor and sign their judgment. If ever there were a case warranting equitable relief with respect to a judgment procured by fraud, this is it.”

On August 8, 2016, this 500-page trial court opinion was unanimously affirmed on appeal. The appeals court stated that there was “no basis for dismissal or reversal” of the district court’s judgment, noting that “the record in the present case reveals a parade of corrupt actions by the [Lago Agrio Plaintiffs’] legal team including coercion, fraud and bribery, culminating in the promise to Judge Zambrano of $500,000 from a judgment in favor of the [Lago Agrio Plaintiffs].”

In addition to the Second Circuit’s opinion, two public prosecutors in South America have now issued opinions against enforcement of the Ecuadorian judgment. On May 13, 2015, the public prosecutor in Brazil issued a nonbinding opinion recommending to the Brazilian Superior Court of Justice that it reject the Ecuadorian plaintiffs’ recognition and enforcement request, finding, among other things, that the Ecuadorian judgment was procured through fraud and corruption and cannot be recognized because it violates Brazilian and international public order. Similarly, on April 19, 2016, the public prosecutor in Argentina issued a nonbinding opinion recommending to the Argentine National Court, First Instance, that it reject the Ecuadorian plaintiffs’ recognition and enforcement request, finding, among other things, that enforcement of the Ecuadorian judgment would violate Argentine public policy.

On January 20, 2017, the Ontario Superior Court of Justice granted the motions for summary judgment submitted by Chevron Canada Limited and Chevron Corporation, ruling that the two companies are separate legal entities with separate rights and obligations. As a result, the court dismissed the recognition and enforcement claim against Chevron Canada Limited. Chevron Corporation remains a defendant in the action.

Your Board expects Chevron’s management to act in the best interests of the Company’s stockholders and vigorously defend the Company against this fraudulent action.

Given strong independent Board oversight of the CEO and management and the Company’s corporate governance practices, including an effective independent Lead Director, your Board does not believe that a fixed policy requiring an independent Chairman is in the best interests of stockholders.

Therefore, your Board recommends that you vote AGAINST this proposal.

Chevron Corporation—2017 Proxy Statement	73

STOCKHOLDER PROPOSALS

Stockholder Proposal Regarding Independent

Director with Environmental Expertise

(Item 10 on the Proxy Card)

Environmental expertise is critical to the success of companies in the energy industry because of the significant environmental issues associated with their operations. Shareholders, lenders, host country governments and regulators, and affected communities are focused on these impacts. A company’s inability to demonstrate that policies and practices are in line with internationally accepted environmental standards can lead to difficulties in raising new capital and obtaining the necessary licences from regulators.

We believe that Chevron would benefit by addressing the environmental impact of its business at the most strategic level by appointing an environmental specialist to the board. An authoritative figure with acknowledged expertise and standing could perform a valuable role for [sic] by enabling Chevron to more effectively address the environmental issues inherent in its business. It would also help ensure that the highest levels of attention focus on the development of environmental standards for new projects.

Therefore, Be It Resolved: Shareholders request that, as elected board directors’ terms of office expire, at least one candidate is recommended who:

•	has a high level of expertise and experience in environmental matters relevant to hydrocarbon exploration and production and is widely recognized in the business and environmental communities as an authority in such field, as reasonably determined by the company’s board, and

•	will qualify, subject to exceptions in extraordinary circumstances explicitly specified by the board, as an independent director.*

*	For these purposes, a director shall not be considered “independent” if, during the last three years, he or she –

•	was, or is affiliated with a company that was an advisor or consultant to the Company;

•	was employed by or had a personal service contract(s) with the Company or its senior management;

•	was affiliated with a company or non-profit entity that received the greater of $2 million or 2% of its gross annual revenues from the Company;

•	had a business relationship with the Company worth at least $100,000 annually;

•	has been employed by a public company at which an executive officer of the Company serves as a director;

•	had a relationship of the sorts described herein with any affiliate of the Company; and

•	was a spouse, parent, child, sibling or in-law of any person described above.

74	Chevron Corporation—2017 Proxy Statement

STOCKHOLDER PROPOSALS

Board of Directors’ Response

Your Board recommends a vote AGAINST this proposal because the Board believes that its current membership possesses significant environmental experience and that as a matter of good governance, the elected members of the Board Nominating and Governance Committee should not be arbitrarily constrained in their assessment of which skills and experience best serve the present and expected future needs of the Board. Furthermore, Chevron has rigorous standards for protecting the environment and well-developed environmental risk management systems in place. At Chevron, environmental management is a core business function that the whole Board is responsible for overseeing in the same way it oversees performance of all other core business functions. At Chevron’s seven most recent Annual Meetings, an average of 77 percent of votes cast opposed this proposal, with opposition steadily growing over that period.

This Proxy Statement and Chevron’s Corporate Governance Guidelines (available at www.chevron.com/investors/corporate-governance) discuss Chevron’s Board membership criteria. These criteria include environmental experience. Your Board currently includes a number of independent Directors with significant environmental and operational experience relevant to Chevron’s business, including Directors Charles W. Moorman IV, Jon M. Huntsman Jr., Ronald D. Sugar, Alice P. Gast, Inge G. Thulin, Linnet F. Deily, Robert E. Denham, and Dambisa F. Moyo. You can learn more about these Directors’ experience by reviewing their biographies in this Proxy Statement or at www.chevron.com/about/leadership.

In addition to individual experience, your Board has access to extensive internal and external expertise on environmental matters. Your Board frequently reviews environmental matters in connection with Chevron’s projects, operations, and products and is briefed by professionals whose focus is on environmental protection and stewardship. Members of the Board regularly visit Chevron operations across the globe, where, as part of these visits, they discuss environmental matters specific and relevant to those locations. Also, in 2016, as is the case each year, the Board received a number of reports and presentations specifically on environmental matters. Environmental professionals within Chevron have expertise at the facility, strategic, business unit and operating company levels, and Chevron routinely accesses external resources to stay apprised of best practices and technology advances.

Chevron is committed to responsible environmental stewardship, which includes the prevention of environmental incidents and impacts. Across its global operations, the actions of Chevron’s workforce are guided by The Chevron Way and the Company’s Operational Excellence Management System (OEMS) expectations. Those expectations require the global execution of a number of corporate processes and standards, including an environmental stewardship process and a number of environmental performance standards. In 2015, Lloyd’s Register Quality Assurance Ltd. attested that our OEMS meets the requirements of the International Organization for Standardization’s environmental management system standard and the Occupational Health and Safety Assessment Series’ management system specification and verified that the OEMS is implemented throughout the corporation. This attestation is valid for a three-year period, and work is underway for the 2018 attestation.

Our Environmental Stewardship Corporate Standard Process is our standardized approach to identify and manage potential impacts, mitigate risks, and continually improve environmental performance. This companywide, disciplined approach helps us to identify and manage potential impacts our operations may have, such as those related to waste disposal, air emissions and water use.

Our Corporate Environmental, Social and Health Impact Assessment (ESHIA) process is applied to capital projects under Chevron’s operational control. It provides a systematic and risk-based approach to identifying, assessing, and managing potential impacts to our business including impacts to natural resources, air quality, land and water, and community health and livelihoods.

Significant environmental and process safety issues are reviewed by the Board and management to ensure compliance with the Company’s rigorous processes and are described in Chevron’s annual Corporate Responsibility Report and on Chevron’s website. These processes have helped Chevron drive strong environmental and process safety performance. For example, Chevron:

•

is consistently executing the OEMS enterprisewide. The OEMS advances our process safety culture through engaged leadership supported by leading and lagging metrics, technical standards, and corporate oversight;

•

has developed and implemented WellSafe, an assurance program whose objective is to provide maximum reasonable assurance that well control is maintained at all times on all operations that are under the direct control of the Chevron Drilling and Completions organization;

•	has established itself as a leader among its peers in spill prevention and has reduced its recordable volume of petroleum spills to land and water by 93 percent since 2011;

•

has reduced its in-scope equity greenhouse gas emissions from flaring and venting by 45 percent since 2003 and has built and will soon operate the world’s largest carbon dioxide injection facility (at the Gorgon site in Western Australia), as reported in Chevron’s annual Corporate Responsibility Report;

•	has an environmental management company dedicated to responsible stewardship of sites with residual environmental impacts; and

•

recognizes the importance of biological diversity by incorporating conservation considerations into project evaluations and decision making and by supporting numerous flora and fauna conservation projects around the world.

In light of the existing environmental experience represented on Chevron’s Board and Chevron’s rigorous standards for protecting the environment and well-developed environmental risk management systems, your Board believes that this proposal is unnecessary, would narrow the pool of eligible Directors for consideration and would provide no additional benefit to Chevron and its stockholders.

Therefore, your Board recommends that you vote AGAINST this proposal.

Chevron Corporation—2017 Proxy Statement	75

STOCKHOLDER PROPOSALS

Stockholder Proposal Regarding Special Meetings

(Item 11 on the Proxy Card)

Resolved: Shareowners request that the Board of Chevron Corporation (“Chevron” or “Company”) take the steps necessary to amend Company bylaws and appropriate governing documents to give holders of 10% of outstanding common stock the power to call a special shareowners meeting. To the fullest extent permitted by law, such bylaw text in regard to calling a special meeting shall not contain exceptions or excluding conditions that apply only to shareowners but not to management or the Board.

Supporting Statement

This Proposal grants shareowners the ability to consider important matters which may arise between annual meetings, and augments the Board’s power to itself call a special meeting. This Proposal earned the support of 30% of shares voted in 2016 – representing nearly $38 billion in shareholder value.

We believe management has mishandled a variety of issues in ways that significantly increase both risk and costs to shareholders. The most pressing of these issues is the ongoing legal effort by communities in Ecuador to enforce a $9.5 billion judgment against Chevron for oil pollution.

When Chevron acquired Texaco in 2001, it inherited significant legal, financial, and reputational liabilities that stemmed from pollution of the water and lands of communities in the Ecuadorian Amazon. For twenty years the affected communities brought suit against Texaco (and subsequently Chevron). The case reached its conclusion in November 2013 when Ecuador’s equivalent to the U.S. Supreme Court, the Ecuadorian National Court, confirmed a $9.5 billion judgment against Chevron.

Instead of negotiating an expedient, fair, and comprehensive settlement with the affected communities in Ecuador, Chevron pursued a costly legal strategy that resulted in significant missteps – including moving the case from New York to Ecuador. In an unprecedented move, management harassed and subpoenaed shareholders who questioned the advisability of the Company’s legal strategy.

Ecuadorian plaintiffs initiated legal actions to seize Chevron assets in Argentina, Brazil, and Canada. In September 2015, the Canadian Supreme Court ruled unanimously that plaintiffs can proceed with asking Canadian courts to recognize and enforce the $9.5 billion judgment – which is now nearly $12 billion with the addition of statutory interest. The case is now in a Toronto trial court awaiting determination of pre-trial motions that could establish the scope of a 2017 enforcement trial.

Chevron’s Deputy Controller, Rex Mitchell, testified under oath that such seizures of Company assets “would cause significant, irreparable damage to Chevron’s business reputation and business relationships.”

However, Chevron has yet to fully report these risks in either public filings or statements to shareholders. As a result, investors have requested that the U.S. Securities and Exchange Commission investigate whether Chevron violated securities laws by misrepresenting or materially omitting information in regard to the multi-billion Ecuadoran judgment.

For these reasons, shareholders need a lower threshold to call special meetings.

Therefore: Vote FOR common-sense governance enhancements that offer shareholders the critical right to address substantive concerns in a timely way.

76	Chevron Corporation—2017 Proxy Statement

STOCKHOLDER PROPOSALS

Board of Directors’ Response

Your Board recommends a vote AGAINST this proposal because stockholders have consistently supported Chevron’s current By-Law regarding special meetings, and the Board continues to believe this By-Law is in the stockholders’ best interests and provides appropriate and reasonable limitations on the right to call special meetings. In 2010, stockholders representing approximately 80 percent of Chevron’s common stock outstanding approved an amendment to Chevron’s By-Laws that permits stockholders owning 15 percent of Chevron’s outstanding common stock to call for special meetings. At Chevron’s last five Annual Meetings, an average of 68 percent of votes cast opposed this stockholder proposal to reduce the threshold for calling special meetings to 10 percent.

Your Board continues to believe that Chevron’s 15 percent threshold to call for a special meeting provides stockholders with assurance that a reasonable number of stockholders consider a matter important enough to merit a special meeting. Preparing for and holding a special meeting, like the Annual Meeting, is time-consuming and expensive. The 15 percent threshold helps avoid waste of Company and stockholder resources on addressing narrow or special interests.

In addition to a lower threshold, the proposal would permit a special meeting without any appropriate and reasonable limitations. Chevron’s By-Laws currently contain two important limitations. A special meeting cannot be called (i) if the Board has already called or will call an Annual Meeting of stockholders for the same purpose specified in the special meeting request or (ii) if an annual or special meeting was held not more than 12 months before the request for a special meeting was received and included the purpose specified in the special meeting request. Given the time and cost associated with special meetings, your Board believes that these are appropriate and reasonable limitations. Moreover, the issues raised by the proponents in support of this proposal already are consistently discussed at Chevron’s Annual Meetings.

Stockholders can be assured that their right to be apprised of and vote on significant matters is protected not only by their existing right to call for special meetings and participate in Chevron’s Annual Meetings, but also by state law and other regulations. Chevron is incorporated in Delaware, which requires that major corporate actions, such as a merger or a sale of all or substantially all of Chevron’s assets, be approved by stockholders. Chevron is also listed on the New York Stock Exchange (NYSE), and the NYSE requires, among other things, that listed companies obtain stockholder approval for equity compensation plans and significant issuances of equity securities to related parties and for when such issuances represent more than 20 percent of an issuer’s voting power.

Finally, although the proposal purports to relate to special meetings, the supporting statement suggests that the proposal is nothing more than a vehicle to discuss the Ecuador litigation and related actions against Chevron. The proponent implies that special meetings are an appropriate vehicle for pressuring the Company to succumb to the demands in the Ecuador litigation and pay a judgment secured through fraud and deceit. Your Board believes that the Ecuador litigation is illegitimate and the product of fraud. In this regard, stockholders should be aware that as part of a nearly 500-page opinion issued on March 4, 2014, Judge Lewis A. Kaplan of the U.S. District Court for the Southern District of New York summarized the court’s factual findings as follows:

“[Donziger] and the Ecuadorian lawyers he led corrupted the Lago Agrio case. They submitted fraudulent evidence. They coerced one judge, first to use a court-appointed, supposedly impartial ‘global expert’ to make an overall damages assessment and then to appoint to that important role a man whom Donziger hand-picked and paid to ‘totally play ball’ with the Lago Agrio plaintiffs. They then paid a Colorado consulting firm secretly to write all or most of the global expert’s report, falsely presented the report as the work of the court-appointed and supposedly impartial expert, and told half-truths or worse to U.S. courts in attempts to prevent exposure of that and other wrongdoing. Ultimately, the [Lago Agrio Plaintiffs] team wrote the Lago Agrio court’s judgment themselves and promised $500,000 to the Ecuadorian judge to rule in their favor and sign their judgment. If ever there were a case warranting equitable relief with respect to a judgment procured by fraud, this is it.”

On August 8, 2016, this 500-page trial court opinion was unanimously affirmed on appeal. The appeals court stated that there was “no basis for dismissal or reversal” of the district court’s judgment, noting that “the record in the present case reveals a parade of corrupt actions by the [Lago Agrio Plaintiffs’] legal team, including coercion, fraud and bribery, culminating in the promise to Judge Zambrano of $500,000 from a judgment in favor of the [Lago Agrio Plaintiffs].”

In addition to the Second Circuit’s opinion, two public prosecutors in South America have now issued opinions against enforcement of the Ecuadorian judgment. On May 13, 2015, the public prosecutor in Brazil issued a nonbinding opinion recommending to the Brazilian Superior Court of Justice that it reject the Ecuadorian plaintiffs’ recognition and enforcement request, finding, among other things, that the Ecuadorian judgment was procured through fraud and corruption and cannot be recognized because it violates Brazilian and international public order. Similarly, on April 19, 2016, the public prosecutor in Argentina issued a nonbinding opinion recommending to the Argentine National Court, First Instance, that it reject the Ecuadorian plaintiffs’ recognition and enforcement request, finding, among other things, that enforcement of the Ecuadorian judgment would violate Argentine public polcy.

On January 20, 2017, the Ontario Superior Court of Justice granted the motions for summary judgment submitted by Chevron Canada Limited and Chevron Corporation, ruling that the two companies are separate legal entities with separate rights and obligations. As a result, the court dismissed the recognition and enforcement claim against Chevron Canada Limited. Chevron Corporation remains a defendant in the action.

Your Board expects Chevron’s management to act in the best interests of the Company’s stockholders and vigorously defend the Company against this fraudulent action.

Your Board believes that the 2010 stockholder vote to establish a 15 percent threshold for special meetings should be respected. The By-Law then approved by stockholders responds to the essence of the proposal.

Therefore, your Board recommends that you vote AGAINST this proposal.

Chevron Corporation—2017 Proxy Statement	77

Additional Information

Notice and Access

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 31, 2017:

The Notice of 2017 Annual Meeting, 2017 Proxy Statement, and 2016 Annual Report are available at www.proxyvote.com.

This year, we are again furnishing Proxy Materials over the Internet to a number of our stockholders under the U.S. Securities and Exchange Commission’s notice and access rules. Many of our stockholders will receive a Notice Regarding the Availability of Proxy Materials (the Notice) in the mail instead of a paper copy of this Proxy Statement, a proxy card or voting instruction card, and our 2016 Annual Report. We believe that this process will conserve natural resources and reduce the costs of printing and distributing our Proxy Materials.

The Notice contains instructions on how to access our Proxy Materials and vote over the Internet at www.proxyvote.com and how stockholders can receive a paper copy of our Proxy Materials, including this Proxy Statement, a proxy card or voting instruction card, and our 2016 Annual Report. At www.proxyvote.com, stockholders can also request to receive future Proxy Materials in printed form by mail or electronically by email.

All stockholders who do not receive a Notice will receive a paper copy of the Proxy Materials by mail unless they have previously elected to receive Proxy Materials by email. We remind stockholders who receive a Notice that the Notice is not itself a proxy card and should not be returned with voting instructions.

Method and Cost of Soliciting and Tabulating Votes

Chevron will bear the costs of soliciting proxies and tabulating your votes. Proxies may be solicited by mail, Notice and Access (described in Notice and Access, above), email, telephone, or other means. Chevron has retained Broadridge Financial Solutions, Inc., to assist in distributing these Proxy Materials. Alliance Advisors LLC will act as our proxy solicitor in soliciting votes at an estimated cost of $30,000 plus additional fees for telephone and other solicitation of proxies, if needed, and its reasonable out-of-pocket expenses. Chevron employees may solicit your votes without additional compensation.

Chevron will reimburse banks, brokers, and other holders of

record for reasonable, out-of-pocket expenses for forwarding these Proxy Materials to you, according to certain regulatory fee schedules. We estimate that this reimbursement will cost Chevron approximately $2 million. The actual amount will depend on variables such as the number of proxy packages mailed, the number of stockholders receiving electronic delivery, and postage costs. See “Email Delivery of Future Proxy Materials” in this section for information on how you can help reduce printing and mailing costs.

Broadridge Financial Solutions, Inc., will be the proxy tabulator, and CT Hagberg LLC will act as the Inspector of Election.

Householding Information

We have adopted a procedure, approved by the U.S. Securities and Exchange Commission, called “householding.” Under this procedure, stockholders of record who have the same address and last name and receive hard copies of our Proxy Materials will receive only one copy, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies.

Householding conserves natural resources and reduces our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

If you and another stockholder of record with whom you share an address are receiving multiple copies of our Proxy Materials, you can request to participate in householding and receive a single copy of our Proxy Materials in the future by calling Broadridge Financial Solutions, Inc., toll-free at 1-866-540-7095 or by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

Alternatively, if you and another stockholder of record with whom you share an address participate in householding and you wish to receive an individual copy of our Proxy Materials now or discontinue your future participation in householding, please contact Broadridge Financial Solutions, Inc., as indicated above. Proxy Materials will be delivered promptly and free of charge.

If you are a street name stockholder, you can request information about householding from your bank, broker, or other holder of record through which you own your shares.

78	Chevron Corporation—2017 Proxy Statement

ADDITIONAL INFORMATION

Email Delivery of Future Proxy Materials

You can elect to receive future Proxy Materials by email, which will save us the cost of producing and mailing documents to you, by enrolling at www.icsdelivery.com/cvx. If you choose to receive future Proxy Materials by email, you will receive an email with instructions containing a link to the website where those materials are available and where you can vote.

Stockholder of Record Account Maintenance

Chevron engages a transfer agent, Computershare, to assist the Company in maintaining the accounts of individuals and entities that hold Chevron common stock in their own name on the records of the Company, sometimes referred to as “stockholders of record” or “registered stockholders.” All communications concerning accounts of stockholders of record, including name and address changes, requirements to transfer shares and similar matters, may be handled by calling Computershare’s toll-free number, 1-800-368-8357, or by contacting Computershare through its website at www.computershare.com/investor. You may also address correspondence to Computershare at

P.O. Box 505000, Louisville, KY 40233-5000 or, if by overnight delivery, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

The Computershare Investment Plan provides interested investors with an alternative for purchasing and selling shares of Chevron common stock and with the ability to enroll in dividend reinvestment. Additional information is available on Computershare’s website at www.computershare.com/investor.

If you are a street name stockholder, you may contact your bank, broker, or other holder of record with questions concerning your account.

Submission of Stockholder Proposals for 2018 Annual Meeting

Proposals for Inclusion in Next Year’s Proxy Statement (SEC Rule 14a-8)

SEC Rule 14a-8 permits stockholders to submit proposals for inclusion in our Proxy Statement if the stockholders and the proposals meet certain requirements specified in that rule.

•

When to send these proposals. Any stockholder proposal submitted in accordance with SEC Rule 14a-8 must be received at our principal executive offices no later than the close of business on December 12, 2017.

•

Where to send these proposals. Proposals should be submitted by overnight mail and addressed to Mary A. Francis, Corporate Secretary and Chief Governance Officer, Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, CA 94583-2324.

•	What to include. Proposals must conform to and include the information required by SEC Rule 14a-8.

Director Nominees for Inclusion in Next Year’s Proxy Statement (Proxy Access)

Article IV, Section 7 of our By-Laws permits a stockholder or group of stockholders (up to 20) who have owned at least three percent of Chevron common stock for at least three years to submit director nominees (up to the greater of two nominees or 20 percent of the Board) for inclusion in our Proxy Statement if the nominating stockholder(s) satisfies the requirements specified in our By-Laws. Additional information about these proxy access requirements can be found in our By-Laws, available at www.chevron.com.

•

When to send these proposals. Notice of director nominees submitted pursuant to our proxy access By-Laws must be received no earlier than November 12, 2017 and no later than the close of business on December 12, 2017.

•

Where to send these proposals. Notice should be submitted by overnight mail and addressed to Mary A. Francis, Corporate Secretary and Chief Governance Officer, Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, CA 94583-2324.

•	What to include. Notice must include the information required by our proxy access By-Laws.

Chevron Corporation—2017 Proxy Statement	79

ADDITIONAL INFORMATION

Other Proposals or Nominees for Presentation at Next Year’s Annual Meeting (Advance Notice)

Article IV, Section 6 of our By-Laws requires that any stockholder proposal, including director nominations, that is not submitted for inclusion in next year’s Proxy Statement (either under SEC Rule 14a-8 or our proxy access By-Laws), but is instead sought to be presented directly at the 2018 annual meeting, must be received at our principal executive offices no earlier than the 120th day and no later than the close of business on the 90th day prior to the first anniversary of the 2017 Annual Meeting. Additional information about these advance notice requirements can be found in our By-Laws, available at www.chevron.com.

•

When to send these proposals. Proposals and nominations submitted pursuant to our advance notice By-Laws must be received no earlier than January 31, 2018 and no later than the close of business on March 2, 2018.

•

Where to send these proposals. Proposals and nominations should be submitted by overnight mail and addressed to Mary A. Francis, Corporate Secretary and Chief Governance Officer, Chevron Corporation, 6001 Bollinger Canyon Road, San Ramon, CA 94583-2324.

•	What to include. Proposals and nominations must include the information required by our advance notice By-Laws.

80	Chevron Corporation—2017 Proxy Statement

ADDITIONAL INFORMATION

Preregistering for and Attending the Annual Meeting

The Annual Meeting will be held on Wednesday, May 31, 2017, at Chevron U.S.A., Inc., 6301 Deauville Boulevard, Midland, TX 79706. The meeting will begin promptly at 8:00 a.m. CDT.

Important Notice Regarding Admission to the 2017 Annual Meeting

Stockholders or their legal proxy holders who wish to attend the Annual Meeting must preregister with and obtain an admission ticket from Chevron’s Corporate Governance Department. Tickets will be distributed on a first-come, first-served basis. Requests for admission tickets must be received by Chevron no later than 5:00 p.m. PDT on Thursday, May 25, 2017. For complete instructions for preregistering and obtaining an admission ticket, please read the information below.

Registration and Rules for Admission

Due to space constraints and other security considerations, only stockholders or their legal proxy holders that have preregistered and been issued an admission ticket may attend the Annual Meeting. We are not able to admit the guests of either stockholders or their legal proxy holders. Stockholders holding shares in a joint account may request tickets to the meeting if they provide proof of joint ownership and both stockholders follow the admission requirements described below.

To preregister for and receive an admission ticket to the Annual Meeting, please send your request to Chevron’s Corporate Governance Department by:

•	email, corpgov@chevron.com;

•	fax, 925-842-2846; or

•	mail, Chevron Corporation, Attn: Corporate Governance Department, 6001 Bollinger Canyon Road, T3189, San Ramon, CA 94583-2324.

If you have questions about the admission process, you may call 1-877-259-1501.

Requests for preregistration and an admission ticket must be received no later than 5:00 p.m. PDT on Thursday, May 25, 2017.

Your request must include your name, email address, mailing address, telephone number (in case we need to contact you regarding your request), and one of the following:

•

If you are a stockholder of record (i.e., you hold your shares through Chevron’s transfer agent, Computershare), your request must include one of the following items: (i) a copy of your proxy card delivered as part of your Proxy Materials, (ii) a copy of your Computershare account statement indicating your ownership of Chevron common stock as of the record date, or (iii) the Notice Regarding the Availability of Proxy Materials, if you received one.

•

If you are a street name stockholder (i.e., you hold your shares through an intermediary, such as a bank or broker), your request must include one of the following items: (i) a copy of the voting instruction form provided by your broker or other holder of record as part of your Proxy Materials, (ii) a copy of a recent bank or brokerage account statement indicating your ownership of Chevron common stock as of the record date, or (iii) the Notice Regarding the Availability of Proxy Materials, if you received one.

•

If you are not a stockholder, but are attending as proxy for a stockholder, your request must include a valid legal proxy. If you plan to attend as proxy for a stockholder of record, you must present a valid legal proxy from the stockholder of record to you. If you plan to attend as proxy for a street name stockholder, you must present a valid legal proxy from the stockholder of record (i.e., the bank, broker, or other holder of record) to the street name stockholder that is assignable and a valid legal proxy from the street name stockholder to you. Stockholders may appoint only one proxy holder to attend on their behalf.

Registration requests will be filled on a first-come, first-served basis. If space is available, you will receive an admission ticket by email or mail.

On the day of the Annual Meeting, please be prepared to present a form of government-issued photo identification, along with your admission ticket, at the meeting registration desk. The registration desk will open at 7:00 a.m. CDT on May 31, 2017.

Prohibited Items

Cameras, recording equipment, electronic devices (including cell phones, tablets, laptops, etc.), purses, bags, briefcases, posters, signs, or packages will NOT be allowed into the Annual Meeting, other than for Company purposes. A checkroom or station for such items will be provided. We reserve the right to deny admission to any person carrying any item that may pose a threat to the physical safety of stockholders or other meeting participants. Attendees will be asked to pass through a security screening device prior to entering the Annual Meeting. We regret any inconvenience this may cause you, and we appreciate your cooperation. We also reserve the right to implement additional security procedures to ensure the safety of the meeting attendees.

Chevron Corporation—2017 Proxy Statement	81

The Chevron Way

Getting Results the Right Way

The Chevron Way explains who we are, what we believe, how we achieve and where we aspire to go.

It establishes a common understanding not only for us, but for all who interact with us.

Vision

At the heart of The Chevron Way is our vision ... to be the global energy company most admired for its people, partnership and performance.

Enabling Human Progress

We develop the energy that improves lives and powers the world forward.

Values

Our Company’s foundation is on our values, which distinguish us and guide our actions to delivery results. We conduct our business in a socially and environmentally responsible manner, respecting the law and universal human rights to benefit the communities where we work.

Diversity and Inclusion

We learn from and respect the cultures in which we operate. We have an inclusive work environment that values the uniqueness and diversity of individual talents, experiences and ideas.

High Performance

We are passionate about delivering results, and strive to continually improve. We hold ourselves accountable for our actions and outcomes. We apply proven processes in a fit-for-purpose manner and always look for innovative and agile solutions.

Integrity and Trust

We are honest with ourselves and others, and honor our commitments. We trust, respect and support each other. We earn the trust of our colleagues and partners by operating with the highest ethical standards in all we do.

Partnership

We build trusting and mutually beneficial relationship by collaborating with our communities, governments, customers, suppliers and other business partners. We are most successful when our partners succeed with us.

Protecting People and the Environment

We place the highest priority on the health and safety of our workforce and protection of our assets, communities and the environment. We deliver world-class performance with a focus on preventing high-consequence incidents.

Strategies

Our strategies guide our actions to deliver industry-leading results and superior shareholder value in any business environment.

Enterprise Strategies

People

Invest in people to develop and empower a highly competent workforce that delivers results the right way

Execution

Deliver results through disciplined operational excellence, capital stewardship and cost efficiency

Growth

Grow profits and returns by using our competitive advantages

Technology and Functional Excellence

Differentiate performance through technology and functional expertise

Major Business Strategies

Upstream

Deliver industry-leading returns while developing high-value resource opportunities

Downstream & Chemicals

Grow earnings across the value chain and make targeted investments to lead the industry in returns

Midstream

Deliver operational, commercial and technical expertise to enhance results in Upstream and Downstream & Chemicals

For more information: The Chevron Way

www.chevron.com/about/the-chevron-way

CHEVRON CORPORATION 6001 BOLLINGER CANYON ROAD SAN RAMON, CA 94583-2324

VOTE BY TELEPHONE OR INTERNET OR MAIL

24 Hours a Day, 7 Days a Week

VOTE BY INTERNET - www.proxyvote.com or, from a smartphone, scan the QR Barcode above.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date or on the applicable Employee Voting Plan cutoff date. Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date or on the applicable Employee Voting Plan cutoff date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Chevron Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Chevron Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E21923-P89834-Z69669	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CHEVRON CORPORATION
	If you wish to vote in accordance with the Board of Directors’ recommendations, you need only sign, date, and return this proxy card.
	Your Board recommends you vote FOR the election of the following Board Nominees for Director 1a through 1l:			For	Against	Abstain

	1a.	W. M. Austin		☐	☐	☐

	1b.	L. F. Deily		☐	☐	☐	Your Board recommends you vote 1 Year on Board proposal 4:	1 Year	2 Years	3 Years	Abstain

	1c.	R. E. Denham		☐	☐	☐	4.	Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation ☐	☐	☐	☐

	1d.	A. P. Gast		☐	☐	☐	Your Board recommends you vote AGAINST stockholder proposals 5 through 11:		For	Against	Abstain

	1e.	E. Hernandez, Jr.		☐	☐	☐	5.	Report on Lobbying	☐	☐	☐

	1f.	J. M. Huntsman Jr.		☐	☐	☐	6.	Report on Feasibility of Policy on Not Doing Business With Conflict Complicit Governments	☐	☐	☐

	1g.	C. W. Moorman IV		☐	☐	☐	7.	Report on Climate Change Impact Assessment	☐	☐	☐

	1h.	D. F. Moyo		☐	☐	☐	8.	Report on Transition to a Low Carbon Economy	☐	☐	☐

	1i.	R. D. Sugar		☐	☐	☐	9.	Adopt Policy on Independent Chairman	☐	☐	☐

	1j.	I. G. Thulin		☐	☐	☐	10.	Recommend Independent Director with Environmental Expertise	☐	☐	☐
	1k.	J. S. Watson		☐	☐	☐	11.	Set Special Meetings Threshold at 10%	☐	☐	☐

	1l.	M. K. Wirth		☐	☐	☐

Your Board recommends you vote FOR Board proposals 2 and 3:				For	Against	Abstain

2.	Ratification of Appointment of PWC as Independent Registered Public Accounting Firm			☐	☐	☐

3.	Advisory Vote to Approve Named Executive Officer Compensation			☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

V.1.1

Dear Stockholder:

The lower portion of this form is your proxy card for voting at Chevron Corporation’s 2017 Annual Meeting of Stockholders. It is important that you vote. You may vote by telephone, Internet, or mail by following the instructions printed on this form. If you vote by mail, please mark, sign, date, and return the proxy card (the lower portion of this form) using the enclosed postage-paid envelope or return it to Chevron Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You must sign, date, and return the proxy card for your vote to be counted.

Important Notice Regarding Admission to the 2017 Annual Meeting
Stockholders or their legal proxy holders who wish to attend the Annual Meeting must preregister with and obtain an admission ticket from Chevron’s Corporate Governance Department. Tickets will be distributed on a first-come, first-served basis. Requests for admission tickets must be received by Chevron no later than 5:00 p.m. PDT on Thursday, May 25, 2017. For complete instructions for preregistering and obtaining an admission ticket, see page 81 of the Proxy Statement.
Sincerely,
Mary A. Francis
Corporate Secretary and Chief Governance Officer

Annual Meeting of Stockholders
•	Meeting Date:	Wednesday, May 31, 2017
•	Meeting Time:	8:00 a.m., CDT (doors open at 7:30 a.m.)
•	Meeting Location:	Chevron U.S.A., Inc.
6301 Deauville Boulevard
Midland, TX 79706

Prohibited items: Cameras, recording equipment, electronic devices (including cell phones, tablets, laptops, etc.), purses, bags, briefcases, posters, signs or packages will NOT be allowed into the Annual Meeting, other than for Company purposes. A checkroom or station for such items will be provided. We reserve the right to deny admission to any person carrying any item that may pose a threat to the physical safety of stockholders or other meeting participants. Attendees will be asked to pass through a security screening device prior to entering the Annual Meeting. We regret any inconvenience this may cause you, and we appreciate your cooperation. We also reserve the right to implement additional security procedures to ensure the safety of meeting attendees.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, May 31, 2017: The Notice of the 2017 Annual Meeting, 2017 Proxy Statement, and 2016 Annual Report are available at www.proxyvote.com.

E21924-P89834-Z69669

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CHEVRON CORPORATION

The undersigned stockholder of Chevron Corporation hereby appoints John S. Watson, R. Hewitt Pate, and Mary A. Francis, and each of them, proxy holders of the undersigned, each with full power of substitution, to represent and to vote all the shares of Chevron Corporation common stock held of record by the undersigned on Monday, April 3, 2017 at Chevron Corporation’s Annual Meeting of Stockholders, to be held on Wednesday, May 31, 2017, and any adjournment or postponement thereof. The proxy holders will vote as directed by the undersigned. If the undersigned signs, dates, and returns this proxy card but gives no directions for voting, the proxy holders will vote in accordance with the Board’s recommendations. The proxy holders will vote in accordance with their discretion on such other matters as may properly come before the meeting and any adjournment or postponement thereof, including, without limitation, any proposal to adjourn the meeting to a later time and place for the purpose of soliciting additional proxies, unless the undersigned strikes out this sentence.

If shares of Chevron Corporation common stock are issued to or held for the account of the undersigned under employee stock or retirement benefit plans and voting rights are attached to such shares (an “Employee Voting Plan”), the undersigned hereby directs the respective fiduciary of each applicable Employee Voting Plan to vote all shares of Chevron Corporation common stock held in the undersigned’s name and/or account under such Voting Plan in accordance with the instructions given herein, at Chevron Corporation’s Annual Meeting of Stockholders and any adjournment or postponement thereof, on all matters properly coming before the meeting, including but not limited to the matters set forth on the reverse side. If the undersigned has shares in an Employee Voting Plan and does not vote those shares, the Employee Voting Plan fiduciary may or may not vote the shares, in accordance with the terms of the Employee Voting Plan. All votes of Employee Voting Plan shares must be received by the respective fiduciary by 11:59 P.M., EDT, Thursday, May 25, 2017, or other Employee Voting Plan cutoff date determined by the Employee Voting Plan fiduciary, in order to be counted. Employee Voting Plan shares may not be voted at the meeting.

Your telephone or Internet vote authorizes the named proxy holders and/or the respective Employee Voting Plan fiduciary to vote the shares in the same manner as if you marked, signed, and returned your proxy form.

If you vote your proxy via telephone or Internet, you do not need to mail back your proxy card.

If you vote by mail, please mark, sign, date, and return the proxy card on the reverse side and return it using the enclosed postage-paid envelope or return it to Chevron Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V.1.1